Execution Version

EXCHANGE AND SUPPORT AGREEMENT

SUNOPTA INC.

and

SUNOPTA FOODS INC.

and

OAKTREE ORGANICS, L.P.

and

OAKTREE HUNTINGTON INVESTMENT FUND II, L.P.

and

ENGAGED CAPITAL FLAGSHIP MASTER FUND, LP

and

ENGAGED CAPITAL, LLC

and

ENGAGED CAPITAL CO-INVEST IV-A, LP

and

ANY PERSON THAT BECOMES A HOLDER OF PREFERRED SHARES

April 24, 2020

TABLE OF CONTENTS

ARTICLE I INTERPRETATION	2

1.1 Defined Terms	2

1.2 Defined Terms in the Preferred Share Terms	3

1.3 Rules of Construction	3

1.4 Entire Agreement	4

1.5 Time of Essence	4

1.6 Governing Law and Submission to Jurisdiction	4

1.7 Severability	5

1.8 Schedules	5

ARTICLE II EXCHANGE PROCEDURES	5

2.1 Holder Exchange Right	5

2.2 Holder Exchange Notice	6

2.3 Exchange Procedure	6

2.4 Representations of the Parent	7

2.5 Holders' Acknowledgements	7

ARTICLE III COVENANTS OF THE PARENT AND THE HOLDERS	7

3.1 Information Rights	7

3.2 3.2 Support Obligations	7

3.3 Regulatory Approvals	8

ARTICLE IV MISCELLANEOUS	9

4.1 Notices	9

4.2 Amendments and Waivers	11

4.3 Successor	11

4.4 Assignment	11

4.5 Successors and Assigns	11

4.6 Further Assurances	11

4.7 Counterparts	11

ii

EXCHANGE AND SUPPORT AGREEMENT

THIS AGREEMENT made the 24th day of April, 2020,

BETWEEN:

OAKTREE ORGANICS, L.P., a limited partnership existing under the laws of the State of Delaware,

- and -

OAKTREE HUNTINGTON INVESTMENT FUND II, L.P., a limited partnership existing under the laws of the State of Delaware,

- and -

ENGAGED CAPITAL FLAGSHIP MASTER FUND, LP, an exempted limited partnership existing under the laws of the Cayman Islands,

- and -

ENGAGED CAPITAL, LLC, a limited liability company existing under the laws of the State of Delaware,

- and -

ENGAGED CAPITAL CO-INVEST IV-A, LP, a limited partnership existing under the laws of the State of Delaware,

(collectively, hereinafter referred to as the "Investors" and each an "Investor"),

- and -

SUNOPTA INC., a corporation existing under the federal laws of Canada,

(hereinafter referred to as the "Parent"),

- and -

SUNOPTA FOODS INC., a corporation existing under the laws of the State of Delaware,

(hereinafter referred to as the "Issuer"),

- and -

Any other Holder of Preferred Shares, from time to time.

WHEREAS the Parent, the Issuer and the Investors have entered into a securities subscription agreement dated as of April 15, 2020 (the "Subscription Agreement") pursuant to which the Investors subscribed for the Series B-1 Preferred Shares and agreed to subscribe for, only if and to the extent the Parent exercises the Series B-2 Sale Option, the Series B-2 Preferred Shares (each as defined below);

WHEREAS the Investors are the beneficial holders of an aggregate of 30,000 Series B-1 Preferred Shares (as defined herein);

AND WHEREAS the Parent and the Issuer have agreed to enter into this Agreement so as to recognize and provide for, inter alia, the right of an Investor to acquire Exchange Common Shares (as defined herein) in exchange for Preferred Shares held by an Investor or a Holder (as defined herein), all in accordance with the terms and conditions set out herein;

NOW THEREFORE THIS AGREEMENT WITNESSES THAT in consideration of the respective covenants and agreements of the parties herein contained and for other good and valuable consideration (the receipt and sufficiency of which are acknowledged by each party), the parties agree as follows:

ARTICLE I
INTERPRETATION

1.1 Defined Terms

For the purposes of this Agreement, unless the context otherwise requires, the following terms shall have the respective meanings set out below and grammatical variations of such terms shall have corresponding meanings.

"Beneficially Own" or "Beneficial Owner" shall have the meaning given to that term in the Shareholder Rights Plan.

"Business Day" means any day, other than (a) a Saturday, Sunday or statutory holiday in the Province of Ontario or the State of New York and (b) a day on which banks are generally closed in the Province of Ontario or the State of New York;

"Canadian Securities Commissions" means the securities commissions or similar securities regulatory authorities in each of the provinces and territories of Canada;

"Common Shares" means the common shares in the capital of the Parent;

"Engaged Capital Investors" means collectively, Engaged Capital Flagship Master Fund, LP,  Engaged Capital, LLC and Engaged Capital Co-Invest IV-A, LP;

"Engaged Investor Rights Agreement" means the investor rights agreement entered into between the Engaged Investors, the Parent and the Issuer on the date hereof;

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"Exchange Common Shares" has the meaning given to that term in Section 2.1(a);

"Exchanged Preferred Shares" has the meaning given to that term in Section 2.2(b);

"Governmental Entity" means any domestic or foreign federal, provincial, regional, state, municipal or other government, governmental department, agency, authority or body (whether administrative, legislative, executive or otherwise), court, tribunal, commission or commissioner, bureau, minister or ministry, board or agency, or other regulatory authority, including any securities regulatory authorities and stock exchange;

"Holder" means a holder of Preferred Shares from time to time and, on the date hereof, includes the Investors;

"Holder Exchange Date" has the meaning given to that term in Section  2.2(b);

"Holder Exchange Notice" has the meaning given to that term in Section 2.2(a);

"Holder Exchange Right" has the meaning given to that term in Section 2.1(a);

"Investors" has meaning given to that term in the recitals hereto;

"Issuer" has the meaning given to that term in the recitals hereto;

"Liquidation Event" means the liquidation, winding-up or dissolution of the Parent or the Issuer, whether voluntary or involuntary;

"NASDAQ" means the NASDAQ stock market or any successor thereto;

"Oaktree Investor Rights Agreement" means the investor rights agreement entered into between the Oaktree Investors, the Parent and the Issuer on the date hereof;

"Oaktree Investors" means collectively, Oaktree Organics, L.P. and Oaktree Huntington Investment Fund II, L.P.;

"Parent" has the meaning given to that term in the recitals hereto;

"Person" means and includes any individual, company, limited partnership, general partnership, joint stock company, limited liability company, joint venture, association, company, trust, bank, trust company, pension fund, business trust or other organization, whether or not a legal entity and any Governmental Entity;

"PIF" means personal information form in accordance with the requirements of the TSX;

"Preferred Shares" means the Series B-1 Preferred Shares and the Series B-2 Preferred Shares;

"Subscription Agreement" has the meaning given to that term in the recitals hereto;

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"Regulatory Approval" means that (a) the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvement Act shall have expired or been terminated or (b) the applicable waiting period under section 123 of the Competition Act (Canada) shall have expired or been terminated or waived or the obligation to comply with Part IX of the Competition Act (Canada) will have been waived in accordance with subsection 113(c) of the Competition Act (Canada);

"SEC" means the United States Securities and Exchange Commission;

"Series A Preferred Shares" means the shares of Series A Preferred Stock in the capital stock of the Parent;

"Series B-1 Preferred Share Terms" means the terms of the Series B-1 Preferred Stock as set out in Part C of Article Fourth in Schedule 1.1;

"Series B-1 Preferred Shares" means the shares of Series B-1 Preferred Stock in the capital of the Issuer, subscribed for by the Investors pursuant to the Subscription Agreement;

"Series B-2 Preferred Share Terms" means the terms of the Series B-2 Preferred Stock as set out in Part D of Article Fourth in Schedule 1.1;

"Series B-2 Preferred Shares" means the shares of Series B-2 Preferred Stock in the capital of the Issuer, solely if and to the extent issued to the Investors pursuant to the Subscription Agreement;

"Series B-2 Sale Option" means the right of the Parent to require the Investors to purchase Series B-2 Preferred Shares, as further described in the Subscription Agreement;

"Shareholder Rights Plan" means the amended and restated shareholder rights plan agreement dated as of November 10, 2015 between Parent and American Stock Transfer and Trust Company, LLC, as rights agent, as amended and restated as of April 18, 2016, as further amended, restated, succeeded or replaced from time to time, and any similar plan adopted from time to time;

"TSX" means the Toronto Stock Exchange or any successor thereto; and

"U.S. Securities Act" means the United States Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, as the same may hereafter be amended from time to time or replaced.

1.2 Defined Terms in the Preferred Share Terms

Capitalized terms used but not otherwise defined herein shall have the meaning ascribed to such terms in the Series B-1 Preferred Share Terms and the Series B-2 Preferred Share Terms, as applicable.

1.3 Rules of Construction

Except as may be otherwise specifically provided in this Agreement and unless the context otherwise requires, in this Agreement:

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(a) the terms "Agreement", "this Agreement", "the Agreement" , "hereto", "hereof", "herein", "hereby", "hereunder" and similar expressions refer to this Agreement in its entirety and not to any particular provision hereof and include any schedules or exhibits thereto;

(b) references to an "Article" or "Section" followed by a number or letter refer to the specified Article or Section to this Agreement;

(c) the division of this Agreement into articles and sections and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Agreement;

(d) words importing the singular number only shall include the plural and vice versa and words importing the use of any gender shall include all genders;

(e) the word "including" is deemed to mean "including without limitation";

(f) the terms "party" and "the parties" refer to a party or the parties to this Agreement;

(g) any reference to this Agreement means this Agreement as amended, modified, replaced or supplemented from time to time;

(h) any reference to a statute, regulation or rule shall be construed to be a reference thereto as the same may from time to time be amended, re-enacted or replaced, and any reference to a statute shall include any regulations or rules made thereunder;

(i) all dollar amounts refer to currency of the United States;

(j) any time period within which a payment is to be made or any other action is to be taken hereunder shall be calculated excluding the day on which the period commences and including the day on which the period ends; and

(k) whenever any action is required to be taken or period of time is to expire on a day other than a Business Day, such action shall be taken or period shall expire on the next following Business Day.

1.4 Entire Agreement

This Agreement and the Series B-1 Preferred Share Terms and the Series B-2 Preferred Share Terms constitute the entire agreement between the parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether written or oral.  There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as provided in this Agreement and the Series B-1 Preferred Share Terms and the Series B-2 Preferred Share Terms.

1.5 Time of Essence

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Time shall be of the essence of this Agreement.

1.6 Governing Law and Submission to Jurisdiction

(a) This Agreement shall be interpreted and enforced in accordance with, and the respective rights and obligations of the parties shall be governed by, the laws of the Province of Ontario and the federal laws of Canada applicable in that province.

(b) Each of the parties irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of the courts of the Province of Ontario over any action or proceeding arising out of or relating to this Agreement, (ii) waives any objection that it might otherwise be entitled to assert to the jurisdiction of such courts and (iii) agrees not to assert that such courts are not a convenient forum for the determination of any such action or proceeding.

1.7 Severability

If any provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, all other provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties hereto as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

1.8 Schedules

The following Schedules are attached to and form an integral part of this Agreement:

Schedule 1.1 - Series B-1 Preferred Share Terms and Series B-2 Preferred Share Terms

ARTICLE II
EXCHANGE PROCEDURES

2.1 Holder Exchange Right

(a) Subject to Section 2.1(b), the Parent hereby grants to each Holder, as long as the Holder is an "accredited investor" as defined in Rule 501 under the U.S. Securities Act, the right (the "Holder Exchange Right") to acquire from the Parent, in exchange for the Holder delivering as consideration all or any part of the Series B-1 Preferred Shares and Series B-2 Preferred Shares held from time to time by such Holder, that number of fully paid and non-assessable Common Shares equal to (i) in respect of any Series B-1 Preferred Shares,  the number of Series B-1 Preferred Shares exchanged by the Holder multiplied by the Exchange Rate of the Series B-1 Preferred Shares (as adjusted pursuant to the Series B-1 Preferred Share Terms) and (ii) in respect of any Series B-2 Preferred Shares, the number of Series B-2 Preferred Shares exchanged by the Holder multiplied by the Exchange Rate of the Series B-2 Preferred Shares (as adjusted pursuant to the Series B-2 Preferred Share Terms) (in each case, the "Exchange Common Shares") on the Holder Exchange Date.

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(b) The exercise of the Holder Exchange Right in respect of each of the Series B-1 Preferred Shares and the Series B-2 Preferred Shares is subject to the Exchange Cap and the Rights Plan Exchange Cap applicable to the Series B-1 Preferred Shares and the Series B-2 Preferred Shares, respectively, such that the Holder Exchange Right may not be exercised in respect of Exchange Common Shares which the Holder would not be entitled to receive pursuant to Section 6 of the Series B-1 Preferred Shares Terms and Section 6 of the Series B-2 Preferred Share Terms, respectively, and for greater certainty, in each case,  having regard to Sections 6.11.1, 6.11.2 and 6.11.4 of the Series B-1 Preferred Share Terms and Series B-2 Preferred Share Terms, as applicable. No fractional Common Shares shall be due on the exchange of Preferred Shares.

(c) With respect to each of the Series B-1 Preferred Shares and the Series B-2 Preferred Shares, to the extent of any Series B-1 Preferred Shares or Series B-2 Preferred Shares that could be exchanged for Exchange Common Shares pursuant to a Holder Exchange Right where, as a result, such Holder would become the Beneficial Owner of in excess of 19.99% of the number of Common Shares or any other shares in the capital stock of the Parent entitled to vote generally for the election of directors ("Voting Shares") outstanding immediately after giving effect to such exchange under the terms of the Shareholder Rights Plan (such limit, the "Rights Plan Exchange Cap"), the Holder may not become the Beneficial Owner of such Exchange Common Shares until the lapse of sixty-one days following the date of the exercise of a Holder Exchange Right for such Series B-1 Preferred Shares or Series B-2 Preferred Shares.  For the purposes of this Section 2.1(c), the determination of percentage ownership of Voting Shares Beneficially Owned by any Holder shall be made in accordance with the terms and conditions of the Shareholder Rights Plan. For greater certainty, in the event a Holder exercises its Holder Exchange Right in respect of both Series B-1 Preferred Shares and Series B-2 Preferred Shares, the Rights Plan Exchange Cap shall apply individually to each of the Series B-1 Preferred Shares and the Series B-2 Preferred Shares.

(d) With respect to each of the Series B-1 Preferred Shares and the Series B-2 Preferred Shares, notwithstanding the exercise by the Issuer of its rights to force exchange pursuant to Section 6.3 or its redemption rights pursuant to Section 7.1 of the Series B-1 Preferred Share Terms and Series B-2 Preferred Share Terms, respectively, each Holder shall be entitled to exercise the Holder Exchange Right after receipt of a Forced Exchange Notice or Optional Redemption Notice; provided the Holder Exchange Date precedes the Forced Exchange Date or Optional Redemption Date by at least five (5) Business Days or three (3) Business Days respectively, subject to the limitations set forth in Section 2.1(c) herein. Upon the exchange of the Series B-1 Preferred Shares and Series B-2 Preferred Shares pursuant to such Holder Exchange Right, such Forced Exchange Notice or Optional Redemption Notice, as applicable, shall be rendered void in respect of such Series B-1 Preferred Shares and Series B-2 Preferred Shares. Notwithstanding the requirement to specify a Holder Exchange Date in the Holder Exchange Notice, a Holder may exercise the Holder Exchange Right with respect to each of the Series B-1 Preferred Shares and the Series B-2 Preferred Shares immediately prior to a Liquidation Event or Capital Reorganization, subject to the limitations set forth in Section 2.1(c) herein.

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2.2 Holder Exchange Notice

(a) Subject to the limitations set forth in Section 2.1(c) herein and in accordance with Section 6.4 of the Series B-1 Preferred Share Terms and Section 6.4 of the Series B-2 Preferred Share Terms, respectively, the Holder Exchange Right may be exercised by a Holder by delivery of a notice in writing (the "Holder Exchange Notice"), together with a representation that the Holder is an "accredited investor" as defined in Rule 501 under the U.S. Securities Act and the certificate or certificates representing the Series B-1 Preferred Shares and/or Series B-2 Preferred Shares in respect of which the Holder wishes to exercise its Holder Exchange Right, to the Secretary of the Parent and the Issuer at the principal office of each or such location as each may designate.

(b) The Holder Exchange Notice (i) shall be signed and dated by such Holder or by its duly authorized attorney or agent, (ii) shall specify the number of Series B-1 Preferred Shares and/or Series B-2 Preferred Shares which the Holder desires to have exchanged (the "Exchanged Preferred Shares"); (iii) shall include the other required information set out in Section 6.1 of the Series B-1 Preferred Share Terms and Section 6.1 of the Series B-2 Preferred Share Terms, as applicable; (iv) in the case of the Engaged Capital Investors, shall include a certification of the Holder that the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX; (v) in the case of the Engaged Capital Investors, shall include a reply certification to be made by a senior officer of the Parent that the Parent has made reasonable inquiries to verify that, and to the best of the Parent's knowledge it is accurate that, the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX; and (vi) shall specify the date of the exchange (the "Holder Exchange Date"), which date must be, in respect of any Exchanged Preferred Shares subject to the Rights Plan Exchange Cap, a Business Day not less than sixty-one calendar days following the date of the Holder Exchange Notice, or in respect of any Preferred Shares that are not subject to the Rights Plan Exchange Cap, a Business Day and must not be less than three Business Days or more than five Business Days after the date upon which the Holder Exchange Notice is received by the Parent and the Issuer.  If no such Business Day is specified in the Holder Exchange Notice, the Holder Exchange Date shall be deemed to be the fifth Business Day after the date on which the Holder Exchange Notice is received by the Parent and the Issuer; provided that for any Exchanged Preferred Shares that are subject to the Rights Plan Exchange Cap, the Holder Exchange Date shall be a Business Day not less than sixty-one calendar days following the date of the Holder Exchange Notice.

2.3 Exchange Procedure

(a) As soon as reasonably practicable and in any event by the Holder Exchange Date (and no earlier than sixty-one calendar days following the date of the Holder Exchange Notice in the event of Exchanged Preferred Shares that are subject to the Rights Plan Exchange Cap):

(i) in the case of an exchange by the Engaged Capital Investors, a senior officer of the Parent shall certify that the Parent has made reasonable inquiries to verify that, and to the best of the Parent's knowledge it is accurate that, the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX;

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(ii) the Parent shall issue and deliver to the Holder the Exchange Common Shares due upon exchange of the Exchanged Preferred Shares in exchange therefor;

(iii) if a fraction of a Common Share would otherwise be due on exchange of one or more Exchanged Preferred Shares, the Parent shall pay to the Holder an amount in cash (computed to the nearest cent) or round up to the nearest whole Common Share, determined in accordance with Section 10 of the Series B-1 Preferred Shares Terms and the Series B-2 Preferred Shares Terms, as applicable, on the Business Day next preceding the Holder Exchange Date;

(iv) with respect to each of the Series B-1 Preferred Shares and the Series B-2 Preferred Shares subject to the Holder Exchange Right, if the amount of Accumulated Cash Dividends in respect of the Exchanged Preferred Shares is greater than zero, the Parent shall pay or cause the Issuer to pay an amount in cash equal to the Accumulated Cash Dividends; and

(v) if less than all the Series B-1 Preferred Shares or Series B-2 Preferred Shares represented by a certificate or certificates are to be exchanged, the Parent shall cause to be delivered to the Holder, at the expense of the Parent, a new certificate representing the Series B-1 Preferred Shares or Series B-2 Preferred Shares, as applicable, represented by the surrendered certificate or certificates that are not to be exchanged.

2.4 Representations of the Parent

The Parent hereby represents, warrants and covenants in favour of the Holders as follows:

(a) any Common Shares deliverable upon exchange of the Series B-1 Preferred Shares and/or Series B-2 Preferred Shares, as applicable, pursuant to the Series B-1 Preferred Share Terms and/or Series B-2 Preferred Shares Terms, as applicable, and the terms hereof will be duly authorized and validly issued as fully paid and non-assessable, free and clear of any liens, claims, rights or encumbrances, other than those arising under law as a result of the Holders thereof;

(b) it has reserved for issuance and will, at all times while any Preferred Shares are outstanding, keep available, free from pre-emptive and other rights granted by the Parent, such number of Common Shares as are deliverable upon exchange of the outstanding Preferred Shares pursuant to the Series B-1 Preferred Share Terms and the Series B-2 Preferred Share Terms and the terms hereof; and

(c) it will make such filings and take such other reasonable commercial steps as may be necessary in order that the Common Shares deliverable upon exchange of the Preferred Shares will be approved for listing and posted for trading on the TSX, NASDAQ or any stock exchange or market on which the Common Shares then trade, on the date of issuance of such Common Shares.

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2.5 Holders' Acknowledgements

The Holders each acknowledge that, unless permitted under applicable securities legislation, the Holders may not transfer or assign the Holder Exchange Right in respect of the Series B-1 Preferred Shares before August 25, 2020 and may not assign the Holder Exchange Right in respect of the Series B-2 Preferred Shares before that date that is four months and one day following the Subsequent Closing Date (as such term is defined in the Subscription Agreement).

2.6 Personal Information Form Clearance

Notwithstanding any other provision of this Agreement, the Engaged Capital Investors may not deliver a Holder Exchange Notice under Section 2.2, and the Parent shall not issue Exchange Common Shares to the Engaged Capital Investors under Section 2.3, prior to such date on which the TSX has confirmed to the Parent, the Issuer and the Engaged Capital Investors that the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX.

ARTICLE III
COVENANTS OF THE PARENT AND THE HOLDERS

3.1 Information Rights

If the Parent is not required to file with the Canadian Securities Commissions, the SEC, the TSX, or NASDAQ (or any other stock exchange on which the Common Shares are then listed and/or traded), interim financial statements, management discussions and analyses, annual information forms, management information circulars, annual reports, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K, proxy statement on Form DEF 14A and similar filings pursuant to applicable securities law, the Parent shall furnish to the Holders (a) unaudited financial statements within 60 days after the end of each of the Parent's fiscal quarters (except year-end), and (b) audited financial statements within 90 days after the Parent's fiscal year-end.

3.2 Support Obligations

The Parent covenants and agrees with the Holders that, for so long as any Preferred Shares remain outstanding:

(a) it will provide the Issuer with sufficient cash to ensure that the Issuer is able to pay to each Holder all amounts to which such Holder is entitled in accordance with the Series B-1 Preferred Share Terms and the Series B-2 Preferred Share Terms and it will take such action as is necessary to enable the Issuer to comply with its obligations under the Series B-1 Preferred Share Terms and Series B-2 Preferred Share Terms;

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(b) it will, upon direction by the Issuer, cause the issuance and delivery to the Holders of such number of Common Shares necessary to satisfy the Issuer's obligations upon an exchange of Preferred Shares pursuant to the Series B-1 Preferred Share Terms and Series B-2 Preferred Share Terms and in accordance with the terms hereof;

(c) it will not vote or otherwise take any action to cause a Liquidation Event;

(d) it will remain the direct or indirect beneficial owner of all the outstanding shares or other equity securities of the Issuer, other than (i) the Preferred Shares and the Series A Preferred Shares, (ii) such other securities that the Issuer is permitted to create without the approval of the Holders and (iii) any other securities that the Issuer creates with the requisite approval of the Holders pursuant to the Series B-1 Preferred Share Terms and Series B-2 Preferred Share Terms;

(e) for so long as at least 10% of the Preferred Shares remain outstanding, it will use commercially reasonable efforts to maintain the listing of the Common Shares on the NASDAQ or another stock exchange registered with the SEC under 6(a) of the Exchange Act, other than in connection with a Change of Control;

(f) it will not exercise any voting or consent rights which may be exercisable by the Holders of Preferred Shares in accordance with the Series B-1 Preferred Shares Terms and Series B-2 Preferred Shares Terms or pursuant to applicable law with respect to any Preferred Shares held by the Parent, and will cause its Affiliates not to exercise any such voting or consent rights with respect to any Preferred Shares held by such Affiliates;

(g) in the event that it holds any Preferred Shares, it will take such action as is necessary such that such Preferred Shares will no longer  remain outstanding; and

(h) it will not declare any dividends on any of its issued and outstanding share capital at any time after the Dividend Change Date if the amount of Accumulated Cash Dividends in respect of either the Series B-1 Preferred Shares or the Series B-2 Preferred Shares is greater than zero.

3.3 Regulatory Approvals

(a) The Parent and the Holders agree that, at the request of the other party, from time to time, they shall cooperate with and assist each other to determine whether a Regulatory Approval is or would be required in connection with any proposed or potential exchange of the Preferred Shares pursuant to this Agreement or the Series B-1 Preferred Share Terms or Series B-2 Preferred Share Terms, as applicable, including cooperation from the Parent and the Holders in providing each other with such financial and other information as is required to assess whether the size of the transaction, size of the parties or other thresholds applicable to the determination of whether a Regulatory Approval are attained.

(b) The Parent and the Holders agree that, at the request of the other party, from time to time, they shall cooperate with and assist each other to obtain any Regulatory Approval that is determined by the Holders or the Parent, each acting reasonably and on the advice of counsel, to be required in connection with the exchange of the Preferred Shares pursuant to this Agreement or the Series B-1 Preferred Share Terms or Series B-2 Preferred Share Terms, as applicable, or in connection with the exercise of voting rights or Beneficiary Votes as contemplated in Section 6.2 of the Engaged Investor Rights Agreement and the Oaktree Investor Rights Agreement.  Such mutual cooperation shall include:

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(i) using commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, all things necessary or advisable under applicable Law to obtain any such Regulatory Approval as promptly as practicable following the request of the other party, including: (i) the preparation and filing of all forms, registrations and notifications required to be filed in connection with such Regulatory Approvals; (ii) satisfaction of any conditions required to obtain such Regulatory Approval; and (iii) obtaining (and cooperating with each other in obtaining) any consent, authorization, expiration or termination of a waiting period, permit, order or approval of, waiver or any exemption by, any Governmental Entity required to be obtained or made by the parties in connection with such Regulatory Approval; and

(ii) keeping each other fully informed as to the status of and the processes and proceedings relating to obtaining any such Regulatory Approval and promptly notifying each other of any material communication from any Governmental Entity in respect of any Regulatory Approval and, to the extent not precluded by such Governmental Entity, giving the other parties the opportunity to review drafts of, and provides final copies of, any submissions, correspondence or filings, and to attend and participate in any communications or meetings.

ARTICLE IV
MISCELLANEOUS

4.1 Notices

(a) Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in person, transmitted by fax or e-mail or similar means of recorded electronic communication or sent by registered mail, charges prepaid, addressed as follows:

(i) in the case of the Parent or the Issuer:

7301 Ohms Lane, Suite 600

Edina, Minnesota 55439

Attention: Chief Administrative Officer

Facsimile: [Redacted]

E-mail: [Redacted]

with a copy to:

Davies Ward Phillips & Vineberg LLP

155 Wellington Street West

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Toronto, ON  M5V 3J7

Attention: Patricia Olasker

Facsimile: [Redacted]

email: [Redacted]

(ii) in the case of the Oaktree Investors:

c/o Oaktree Capital Management, L.P.

333 South Grand Avenue, 28th Floor

Los Angeles, CA  90071

Attention: David Smolens

Facsimile: [Redacted]

email: [Redacted]

with a copy to:

Kirkland & Ellis LLP

300 North LaSalle

Chicago, IL  60654

Attention: Dennis M. Myers and Hamed Meshki

Facsimile:   [Redacted]

email: [Redacted]

Stikeman Elliott LLP

1155 Rene-Levesque West, 40th Floor

Montreal, QC  H3B 3V2

Attention: John W. Leopold and David Masse

Facsimile: [Redacted]

E-mail: [Redacted]

(iii) in the case of the Engaged Capital investors:

Engaged Capital, LLC

610 Newport Center Drive, Suite 250

Newport Beach, California 92660

Attention: Glenn W. Welling

E-mail: [Redacted]

with a copy to:

Olshan Frome Wolosky LLP

1325 Avenue of the Americas

New York, New York 10019

Attention: Steve Wolosky and Ryan Nebel

Facsimile: [Redacted]

E-mail: [Redacted]

and

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Goodmans LLP
333 Bay Street, Suite 3400
Toronto, Ontario M5H 2S7

Attention: Jon Feldman and Michael Partridge
Facsimile: [Redacted]
E-mail: [Redacted]

(iv) in the case of any other Holder, to the address of the Holder contained on the register of Holders maintained by the Issuer.

(b) Any such notice or other communication shall be deemed to have been given and received on the day on which it was delivered or transmitted (or, if such day is not a Business Day or if delivery or transmission is made on a Business Day after 5:00 p.m. (Toronto time) at the place of receipt, then on the next following Business Day) or, if mailed, on the third Business Day following the date of mailing; provided, however, that if at the time of mailing or within three Business Days thereafter there is or occurs a labour dispute or other event which might reasonably be expected to disrupt the delivery of documents by mail, any notice or other communication hereunder shall be delivered or transmitted by means of recorded electronic communication as aforesaid.

(c) Any party may at any time change its address for service from time to time by giving notice to the other parties in accordance with this Section 4.1.

4.2 Amendments and Waivers

No amendment or waiver of any provision of this Agreement shall be binding on any party unless consented to in writing by such party. Each Investor may amend or waive a provision of this Agreement as to itself without the action or consent of any other Investor; provided that, (i) in the case of an amendment or waiver by an Oaktree Investor, the prior written consent of the Engaged Capital Investors will be required to the extent such amendment or waiver grants material additional rights and benefits to such Oaktree Investor or its Affiliates or is materially adverse to any Engaged Capital Investor and (ii) in the case of an amendment or waiver by an Engaged Capital Investor, the prior written consent of the Oaktree Investors will be required to the extent such amendment or waiver grants material additional rights and benefits to such Engaged Capital Investor or its Affiliates or is materially adverse to any Oaktree Investor. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

4.3 Successor

The Parent shall not effect a Capital Reorganization unless, as applicable, (i) the resulting Person or continuing corporation (herein called the "Parent Successor"), by operation of law, shall become, without more, bound by the terms and provisions of this Agreement, (ii) if not so bound, the Parent Successor shall execute, prior to or contemporaneously with the consummation of such transaction, an agreement supplemental hereto and such other instruments (if any) to evidence the assumption by the Parent Successor of the obligations of the Parent under this Agreement, or (iii) the parties amend this Agreement, as reasonably necessary, in order that this Agreement shall apply with full force and effect, mutatis mutandis, to all new securities into which Common Shares are changed as a result of such Capital Reorganization.

14

4.4 Assignment

No party may assign any of its rights or benefits under this Agreement, or delegate any of its duties or obligations, except with the prior written consent of the other party.  Notwithstanding the foregoing, each Holder may assign and transfer all of its rights under this Agreement, without the consent of the Parent or the Issuer, in connection with the sale or other disposition of any Series B-1 Preferred Shares and Series B-2 Preferred Shares permitted hereunder, under the Series B-1 Preferred Share Terms and the Series B-1 Preferred Share Terms or pursuant to any other written agreement between the Investors and the Parent.

4.5 Successors and Assigns

This Agreement shall enure to the benefit of and shall be binding on and enforceable by and against the parties and their respective successors or heirs, executors, administrators and other legal personal representatives, and permitted assigns.

4.6 Further Assurances

Each of the parties hereto shall, from time to time hereafter and upon any reasonable request of the other, promptly do, execute, deliver or cause to be done, executed and delivered all further acts, documents and things as may be required or necessary for the purposes of giving effect to this Agreement.

4.7 Counterparts

This Agreement and all documents contemplated by or delivered under or in connection with this Agreement may be executed and delivered in any number of counterparts, with the same effect as if all parties had signed and delivered the same document, and all counterparts shall be construed together to be an original and will constitute one and the same agreement.

[The remainder of this page has been intentionally left blank.]

15

IN WITNESS WHEREOF this Agreement has been executed by the parties.

SUNOPTA INC.

By: /s/ Scott Huckins

        Name:  Scott Huckins
        Title:    Chief Financial Officer

SUNOPTA FOODS INC.

By: /s/ Scott Huckins
        Name:  Scott Huckins
        Title:    Vice President

Signature Page - Exchange Agreement

Oaktree Investors:

OAKTREE ORGANICS, L.P.

By:  Oaktree Fund GP, LLC
Its:    General Partner

By:  Oaktree Fund GP I, L.P.
Its:    Managing Member

By:  /s/ Zach Serebrenik

        Name: Zach Serebrenik
        Title:  Authorized Signatory

By:  /s/ David Smolens

        Name: David Smolens
        Title:  Authorized Signatory

OAKTREE HUNTINGTON INVESTMENT FUND II, L.P.

By:  Oaktree Huntington Investment
        Fund II GP, L.P.
Its:    General Partner

By:  Oaktree Fund GP, LLC
Its:    General Partner

By:  Oaktree Fund GP I, L.P.
Its:    Managing Member

By:  /s/ Zach Serebrenik

        Name: Zach Serebrenik
        Title:  Authorized Signatory

By:  /s/ David Smolens

        Name: David Smolens
        Title:  Authorized Signatory

Signature Page - Exchange Agreement

Engaged Capital Investors:

ENGAGED CAPITAL FLAGSHIP MASTER FUND, LP

By:	Engaged Capital, LLC
Its:	General Partner

By:	/s/ Glenn W. Welling
Name: Glenn W. Welling
Title: Founder and Chief Investment Officer

ENGAGED CAPITAL, LLC

By:	/s/ Glenn W. Welling
Name: Glenn W. Welling
Title: Founder and Chief Investment Officer

ENGAGED CAPITAL CO-INVEST IV-A, LP

By:	Engaged Capital, LLC
Its:	General Partner

By:	/s/ Glenn W. Welling
Name: Glenn W. Welling
Title: Founder and Chief Investment Officer

Signature Page - Exchange Agreement

SCHEDULE 1.1

SERIES B-1 PREFERRED SHARE TERMS AND
SERIES B-2 PREFERRED SHARE TERMS

See attached.

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF
SUNOPTA FOODS INC.

(Pursuant to Sections 242 and 245 of the
General Corporation Law of the State of Delaware)

SunOpta Foods Inc., a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the "General Corporation Law"),

DOES HEREBY CERTIFY:

1. That the name of this corporation is SunOpta Foods Inc., and that this corporation was originally incorporated pursuant to the General Corporation Law on October 30, 2003 under the name SunOpta Holdings Inc.

2. That the board of directors of this corporation (the "Board of Directors") duly adopted resolutions proposing to amend and restate the certificate of incorporation of this corporation, declaring said amendment and restatement to be advisable and in the best interests of this corporation and its sole stockholder. The resolution setting forth the proposed amendment and restatement is as follows:

RESOLVED, that the certificate of incorporation of this corporation and all amendments thereto be amended and restated in its entirety to read as follows:

FIRST:  The name of this corporation is SunOpta Foods Inc. (the "Company").

SECOND:  The address of the registered office of the Company in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle, Zip Code 19801.  The name of its registered agent at such address is National Registered Agents, Inc.

THIRD:  The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law.

FOURTH:  The total number of shares of all classes of stock which the Company shall have authority to issue is 147,000 consisting of (i) 2,000 shares of common stock, no par value per share ("Common Stock") and (ii) 145,000 shares of Preferred Stock, $0.001 par value per share ("Preferred Stock"), of which 85,000 are hereby designated Series A Preferred Stock ("Series A Preferred Stock"), 30,000 are hereby designated Series B-1 Preferred Stock ("Series B-1 Preferred Stock") and 30,000 are hereby designated Series B-2 Preferred Stock ("Series B-2 Preferred Stock").

The following is a statement of the designations and the powers, privileges and rights, and the qualifications, limitations or restrictions thereof in respect of each class of capital stock of the Company.

A. COMMON STOCK

1. General.  The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein.

2. Voting.  The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of stockholders (and written actions in lieu of meetings); provided, however, that, except as otherwise required by law, holders of Common Stock, as such, shall not be entitled to vote on any amendment to the Certificate of Incorporation that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to the Certificate of Incorporation or pursuant to the General Corporation Law.

B. SERIES A PREFERRED STOCK

Of the Preferred Stock authorized and unissued by the Certificate of Incorporation, 85,000 shares shall be designated Series A Preferred Stock with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.  Unless otherwise indicated, references to "sections" or "subsections" in this Part B of this Article Fourth refer to sections and subsections of Part B of this Article Fourth.

1. Definitions.  For purposes of this Part B of this Article Fourth, the following definitions shall apply:

1.1 "ABL Agreement" shall mean that certain credit agreement, dated as of February 11, 2016, by and among the Parent, the Company, The Organic Corporation B.V., and the other parties signatory thereto, as amended, supplemented, restated, converted, exchanged or replaced from time to time;

1.2 "Accrued Dividends" shall mean, with respect to any share of Preferred Stock, as of any date, the dividends that have accrued on such share pursuant to Section 2.1, less any dividends paid in cash pursuant to Section 2.1 or 2.2 or dividends added to the Liquidation Preference pursuant to Sections 2.2, 2.5 or 2.6, from the Issue Date up to, but not including, such date;

1.3 "Accumulated Cash Dividends" shall mean, with respect to any share of Preferred Stock, as of any date, the aggregate amount of accrued and unpaid dividends that have been deemed Accumulated Cash Dividends in accordance with Sections 2.3 and 2.6 as reduced by the payment of dividends out of such amount pursuant to Section 2.4;

1.4 "Accumulated PIK Dividends" shall mean, with respect to any share of Preferred Stock, as of any date, the aggregate amount of accrued and unpaid dividends added to the Liquidation Preference in accordance with Sections 2.2, 2.5, and 2.6;

1.5 "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.  For the purposes of this definition, "control" when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of Person, whether through the ownership of voting securities, by contract, or otherwise;

1.6 "Average VWAP" per share over a certain period shall mean the arithmetic average of the VWAP per share for each Trading Day in such period;

1.7 "Beneficial Ownership Exchange Cap" shall have the meaning set forth in Section 5.10.1;

1.8 "Board of Directors" shall mean the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action;

1.9 "Business Day" shall mean Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America, Canada, the State of New York or the Province of Ontario shall not be regarded as a Business Day;

1.10 "Capital Reorganization" shall have the meaning set forth in Section 5.5;

1.11 "Cash Dividends" shall have the meaning set forth in Section 2.1;

1.12 "Certificate of Incorporation" shall mean the Certificate of Incorporation of the Company, as it may be amended or restated from time to time.

1.13 "Certificated Preferred Stock" shall have the meaning set forth in Section 10.2.1;

1.14 "Change of Control" shall mean the occurrence of any of the following:

(a) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of a merger, amalgamation or consolidation, which are covered by subsections (b) and (c) below), in one or a series of related transactions, of all or substantially all of the properties or assets of the Parent and its Subsidiaries, taken as a whole, to any Person (other than to the Parent or to any wholly-owned Subsidiary);

(b) the consummation of any transaction (including, without limitation, pursuant to a merger, amalgamation or consolidation), the result of which is that any Person (other than the Investor) becomes the "beneficial owner" (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the Parent; provided, however, solely for purposes of this subsection (ii), a "Person" shall include a "group" within the meaning of Section 13(d) of the Exchange Act; or

(c) a plan or scheme of arrangement, merger, amalgamation, consolidation, stock sale or other transaction that would result in the Parent's pre-transaction shareholders ceasing to hold a majority of the outstanding Parent Common Shares or outstanding common equity securities of the surviving entity immediately following the completion of such transaction; or

(d) Parent ceasing to own, either directly or indirectly, all of the outstanding capital stock of the Company (other than the Preferred Stock, such other securities that the Company is permitted to create without approval of the Holders and any other securities that the Company creates with the requisite approval of the Holders);

1.15 "Change of Control Redemption Date" shall have the meaning set forth in Section 7.2;

1.16 "Change of Control Redemption Notice" shall have the meaning set forth in Section 7.4;

1.17 "Change of Control Redemption Premium" shall mean, as to each share of Preferred Stock at the time of a Change of Control Redemption Price and subject to Section 5.10.2, the amount, assuming such dividends were paid as Cash Dividends and are not compounding, of incremental dividends that would have accrued had such a Preferred Stock remained outstanding from such time until and including the fifth anniversary of its issuance date provided that if the Issued Amount exceeds the Make Whole Issuable Maximum prior to the Change of Control Redemption Date, then the Change of Control Redemption Premium shall thereafter be zero dollars ($0.00); after such fifth anniversary, the Change of Control Redemption Premium as to such Preferred Stock shall be zero;

1.18 "Change of Control Redemption Price" shall have the meaning set forth in Section 7.3;

1.19 "Closing Sale Price" of the Parent Common Shares shall mean, as of any date, the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal Securities Exchange on which the Parent Common Shares are traded or, if the Parent Common Shares are not traded on a Securities Exchange, then a United States or Canadian national or regional securities exchange on which the Parent Common Shares are traded, or, if the Parent Common Shares are not so traded, then in the over-the-counter market as reported by OTC Markets Group Inc.  or a similar organization.  In the absence of such a quotation, the Closing Sale Price shall be an amount determined by the Board of Directors to be the fair market value of a Parent Common Share;

1.20 "Common Stock" shall mean the common stock, no par value of the Company or any other capital stock of the Company into which such Common Stock shall be reclassified or changed;

1.21 "Company" shall mean SunOpta Foods Inc., a Delaware corporation;

1.22 "Credit Agreements" shall mean the Second Lien Loan Agreement and the ABL Agreement;

1.23 "Dividend Change Date" shall mean the first day following the end of the Company's third fiscal quarter in the year 2025;

1.24 "Dividend Payment Date" shall mean the date that is forty-five (45) days after the end of each fiscal quarter of the Company, unless the Board of Directors designates an earlier date;

1.25 "Dividend Rate" shall mean, (i) the rate of 8.0% per annum for the period from the Issue Date through to the Dividend Change Date, and (ii) 12.5% per annum thereafter, subject in each case to adjustment as provided in Section 8;

1.26 "Dividend Record Date" shall mean, with respect to any fiscal quarter and applicable Dividend Payment Date, the record date (which shall be a Business Day) set by the Board of Directors for holders eligible to receive any dividend declared for such fiscal quarter;

1.27 "Event of Noncompliance" shall mean:

(a) the Company fails to make any payment (other than Cash Dividends for fiscal quarters ending prior to the Dividend Change Date) with respect to Preferred Stock which it is required to make hereunder, or fails to pay Cash Dividends for any quarter ending after the Dividend Change Date, whether or not such payment or dividend is legally permissible or is prohibited by any agreement to which the Company is subject, including payments pursuant to Sections 6.1 and 7.3 and the payment of any Accumulated Cash Dividends on any Optional Exchange Date, Optional Parent Put Exchange Date or Forced Exchange Date;

(b) the Company fails to deliver the required number of Parent Common Shares contemplated by Section 5.1 on an Optional Exchange Date, the Parent fails to deliver the required number of Parent Common Shares as contemplated by an Optional Parent Put Right on an Optional Parent Put Exchange Date, or the Company fails to make adjustments to the Exchange Rate as required pursuant to Section 5.5, in each case as, if and when due and applicable, and except as provided elsewhere herein, including Sections 5.6 and 5.10; or

(c) Parent or the Company, as applicable, fails to comply with any of Sections 2.1(a), 2.1(b), 2.1(c) 2.1(f), 6.1(a) and 6.1(b) of the Investor Rights Agreement or of Sections 2.1, 2.4, 3.1 and 3.2(e) of the Exchange Agreement; or

(d) the Company or Parent makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company or Parent bankrupt or insolvent; or any order for relief with respect to the Company or Parent is entered under the Federal Bankruptcy Code; or the Company or Parent petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or Parent, or of any substantial part of the assets of the Company or Parent, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of any Subsidiary of Company) relating to the Company or Parent under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company or Parent and either (A) the Company or Parent by any act reasonably indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within sixty (60) days;

1.28 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

1.29 "Exchange Agreement" shall mean the Exchange and Support Agreement, dated as of October 7, 2016, by and among Parent, the Company and the Holders, as amended, supplemented, restated, exchanged or replaced from time to time;

1.30 "Exchange Cap" shall have the meaning set forth in Section 5.10;

1.31 "Exchange Date" shall mean the Optional Exchange Date or the Forced Exchange Date, as applicable;

1.32 "Exchange Price" shall mean $7.50, as may be adjusted from time to time in the manner set forth herein;

1.33 "Exchange Price Floor" means the consolidated closing bid price for the Parent Common Shares as of 4 PM Eastern time on the Trading Day immediately prior to the Issue Date, as reported by The NASDAQ Global Select Market, as such price may be adjusted to account for subsequent share dividend, share split, share combination, reclassification or similar transaction;

1.34 "Exchange Rate" shall have the meaning set forth in Section 5.1;

1.35 "Excluded Issuances" shall mean the sale or issuance of Parent Common Shares, or securities convertible into, exercisable or exchangeable for Parent Common Shares, (i) pursuant to any present or future employee, director or consultant benefit plan, program or practice of or assumed by the Parent or any of its Subsidiaries, (ii) pursuant to any option, warrant or right or exchangeable or convertible security outstanding as of the Issue Date, (including any Parent Common Shares delivered or deliverable pursuant to this Article Fourth), (iii) as full or partial consideration for a merger, acquisition, consolidation, joint venture, strategic alliance, or other similar non-financing transaction, (iv) in connection with any litigation, investigation or legal proceeding (or threatened litigation, investigation or legal proceeding), and (v) triggering an adjustment under any provision of Section 5.5 other than 5.5.4;

1.36 "Ex-Date" means the first date on which the Parent Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Parent or, if applicable from the seller of Parent Common Shares on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market;

1.37 "Forced Exchange Date" shall have the meaning set forth in Section 5.2;

1.38 "Forced Exchange Notice" shall have the meaning set forth in Section 5.2;

1.39 "Forced Exchange Notice Date" shall have the meaning set forth in Section 5.2;

1.40 "Holder" and, unless the context requires otherwise, "holder" shall each mean a holder of record of a share of Preferred Stock;

1.41 "Investor" shall mean one or more Affiliates of Oaktree Principal Fund VI, L.P.;

1.42 "Investor Rights Agreement" shall mean the Investor Rights Agreement, dated October 7, 2016, by and among the Parent, the Company and the Investor, as amended, supplemented, restated, converted, exchanged or replaced from time to time;

1.43 "Issue Date" shall mean the original date of issuance of the Preferred Stock;

1.44 "Issued Amount" shall mean meaning given in Section 5.10.2;

1.45 "Junior Stock" shall mean the Common Stock and each other class of the Company's capital stock or series of preferred stock established after the Issue Date, by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company;

1.46 "Liquidation Preference" shall mean, with respect to each share of Preferred Stock, $1,000.00, as adjusted pursuant to Sections 2.2, 2.5 and 2.6, in each case to the date of payment of the Liquidation Preference, the Exchange Date, the Optional Redemption Date or the Change of Control Redemption Date, as applicable;

1.47 "Make Whole Issuable Maximum" means 19.99% of the number of Parent Common Shares outstanding on the Trading Day immediately prior to the Issue Date, as such number may be adjusted to account for any subsequent share dividend, share split, share combination, reclassification of similar transactions;

1.48 "Market Value" shall mean the Average VWAP during a 20 consecutive Trading Day period ending on, and including, the Trading Day immediately prior to the date of determination;

1.49 "Non-Cash Dividend Election" shall have the meaning set forth in Section 2.2;

1.50 "Officer" shall mean the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the General Counsel, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company;

1.51 "opening of business" shall mean 9:00 a.m. (Toronto time);

1.52 "Optional Exchange Date" shall have the meaning set forth in Section 5.1;

1.53 "Optional Exchange Notice" shall have the meaning set forth in Section 5.1;

1.54 "Optional Exchange Notice Date" shall have the meaning set forth in Section 5.1;

1.55 "Optional Parent Put Exchange Date" shall mean the date shares of Preferred Stock are exchanged for Parent Common Shares pursuant to an Optional Parent Put Right;

1.56 "Optional Parent Put Right" shall mean the right of a Holder to exchange shares of Preferred Stock for Parent Common Shares directly with the Parent pursuant to the Exchange Agreement;

1.57 "Optional Redemption Date" shall have the meaning set forth in Section 6.1;

1.58 "Optional Redemption Notice" shall have the meaning set forth in Section 6.3;

1.59 "Optional Redemption Price" shall have the meaning set forth in Section 6.2;

1.60 "OSA" shall mean the Securities Act (Ontario), as amended from time to time, and the regulations, rules and instruments promulgated thereunder;

1.61 "Ownership Notice" shall mean the notice of ownership of capital stock of the Company containing the information required to be set forth or stated on certificates pursuant to the Delaware General Corporation Law and, in the case of an issuance of capital stock by the Company, in substantially the form attached hereto as Exhibit B;

1.62 "Parent" shall mean SunOpta Inc., a company amalgamated under the Business Corporations Act (Canada);

1.63 "Parent Common Shares" shall mean the common shares of the Parent;

1.64 "Parity Stock" shall mean any class of capital stock or series of preferred stock established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company;

1.65 "Paying Agent" shall mean the Transfer Agent, acting in its capacity as paying agent for the Preferred Stock, and its successors and assigns, or any other Person appointed to serve as paying agent by the Company;

1.66 "Person" shall mean any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof;

1.67 "Post CoC Exchange Cap" shall have the meaning set forth in Section 5.10.3;

1.68 "Preferred Stock" shall mean the Series A Preferred Stock of the Company authorized pursuant to Article Fourth of the Certificate of Incorporation;

1.69 "Redeeming Party" shall have the meaning set forth in Section 7.2;

1.70 "Reference Property" shall have the meaning set forth in Section 5.5;

1.71 "SEC" shall mean the Securities and Exchange Commission;

1.72 "Second Lien Loan Agreement" shall mean that certain second lien loan agreement, dated October 9, 2015, by and among the Parent, the Company, Bank of Montreal, as administrative agent and collateral agent, the various lenders thereto, and the other parties signatory thereto, as amended, supplemented, restated, converted, exchanged or replaced from time to time, including for the avoidance of doubt the Exchange Note Indenture, and the Senior Take-out Notes Indenture (in both cases as defined in the Second Lien Loan Agreement);

1.73 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

1.74 "Securities Exchange" shall mean an exchange registered with the SEC under Section 6(a) of the Exchange Act or the Toronto Stock Exchange;

1.75 "Securities Representations" shall mean, for a prospective exchange of Preferred Stock for Parent Common Shares by a Holder, representations by such Holder that (i) it will satisfy the definition of "accredited investor" of National Instrument 45-106 - Prospectus Exemptions at the time of such exchange and (ii) either such exchange will (x) not be exercised in the United States or by or on behalf of a U.S.  Person or (y) be exempt from registration under the Securities Act and applicable state securities laws;

1.76 "Senior Stock" shall mean each class of capital stock or series of preferred stock of the Company established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company;

1.77 "Shelf Registration Statement" shall mean a shelf registration statement filed by the Parent with the SEC covering resales of Transfer Restricted Securities by holders thereof;

1.78 "Subsidiary" shall mean, as to any Person, any corporation or other entity of which:  (a) such Person or a Subsidiary of such Person is a general partner or, in the case of a limited liability company, the managing member or manager thereof; (b) at least a majority of the outstanding equity interest having by the terms thereof ordinary voting power to elect a majority of the board of directors or similar governing body of such corporation or other entity (irrespective of whether or not at the time any equity interest of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries; or (c) any corporation or other entity as to which such Person consolidates for accounting purposes.  For the avoidance of doubt, for purposes of this Certificate of Incorporation, each of the Company and its Subsidiaries shall be considered a Subsidiary of the Parent;

1.79 "Trading Day" shall mean a day during which trading in securities generally occurs on the principal Securities Exchange on which the Parent Common Shares are traded or, if the Parent Common Shares are not traded on a Securities Exchange, then a United States or Canadian national or regional securities exchange on which the Parent Common Shares are traded.  If the Parent Common Shares are not so traded, "Trading Day" shall mean a Business Day;

1.80 "Transfer Agent" shall mean, as applicable, TMX Equity Transfer Services or American Stock Transfer & Trust Company, LLC, acting as the Parent's duly appointed transfer agent, registrar, exchange agent and dividend disbursing agent for the Parent Common Shares, or the Company's duly appointed transfer agent, registrar, exchange agent and dividend disbursing agent for the Preferred Stock, if any, or if none an Officer, and in each case their successors and assigns, or any other person appointed to serve as transfer agent, registrar, exchange agent, conversion agent and dividend disbursing agent by the Parent or the Company, as applicable;

1.81 "Transfer Restricted Securities" shall mean each share of Parent Common Shares received upon exchange of a share of Preferred Stock until (a) such shares of Parent Common Shares shall be freely tradable pursuant to an exemption from registration under the Securities Act under Rule 144 thereunder (without restrictions or limitations with respect to volume or manner of sale or subject to any conditions), or (b) the resale of such shares of Parent Common Shares under an effective Shelf Registration Statement, in each case unless otherwise agreed to by the Company and the Holder thereof;

1.82 "Trigger Event" shall have the meaning set forth in Section 5.5.7;

1.83 "VWAP" per share of Parent Common Shares on any Trading Day shall mean the per share volume-weighted average price as displayed on Bloomberg page "STKL <Equity> AQR" (or its equivalent successor if such page is not available) in respect of the period from 9:30 a.m.  to 4:00 p.m., Toronto time, on such Trading Day; or, if such price is not available, "VWAP" shall mean the market value per share of Parent Common Shares on such Trading Day as determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained by the Company for this purpose; and

2. Dividends.

2.1 Holders shall be entitled to receive, with respect to each share of Preferred Stock prior to any distributions made in respect of any Junior Stock in respect of the same fiscal quarter, out of funds legally available for payment, cash dividends ("Cash Dividends") on the sum of the Liquidation Preference plus the Accumulated Cash Dividends in each case in effect immediately after the last day of the immediately prior fiscal quarter (or if there has been no prior full fiscal quarter, the Issue Date), computed on the basis of a 360-day year consisting of twelve 30-day months, at the applicable Dividend Rate.  To the extent the Board of Directors so declares, Cash Dividends shall be payable in arrears on each Dividend Payment Date for the fiscal quarter ending immediately prior to such Dividend Payment Date (or with respect to the first Dividend Payment Date, for the period commencing on the Issue Date and ending on the last day of the fiscal quarter following the Issue Date), to the Holders as they appear on the Company's stock register at the close of business on the relevant Dividend Record Date.  Dividends on the Preferred Stock shall accrue and become Accrued Dividends on a day-to-day basis from the last day of the most recent fiscal quarter, or if there has been no prior full fiscal quarter, from the Issue Date, until Cash Dividends are paid pursuant to this Section 2.1 in respect of such accrued amounts or the Liquidation Preference is increased in respect of such accrued amounts pursuant to Sections 2.2, 2.5 or 2.6.

2.2 Notwithstanding anything to the contrary in Section 2.1, the Company may, at the sole election of the Board of Directors, with respect to any dividend declared in respect of any fiscal quarter ending prior to the Dividend Change Date, elect (a "Non-Cash Dividend Election") to have the amount equal to the applicable Dividend Rate multiplied by the Liquidation Preference in effect immediately after the last day of the immediately prior fiscal quarter (or if there has been no prior full fiscal quarter, the Issue Date), computed on the basis of a 360-day year consisting of twelve 30-day months to be added to the Liquidation Preference in lieu of paying Cash Dividends.  If the Company fails to declare or pay a Cash Dividend in respect of any fiscal quarter ending prior to the Dividend Change Date or declares and pays a Cash Dividend for such quarter in an amount less than the amount of Accrued Dividends on the last day of such quarter, and the Company does not make a Non-Cash Dividend Election in respect thereof, then the Company shall be deemed to have made a Non-Cash Dividend Election for the portion of the Liquidation Preference in respect of which the Cash Dividend is unpaid.

2.3 If the Company fails to declare or pay a Cash Dividend in respect of any fiscal quarter ending after the Dividend Change Date or declares and pays a Cash Dividend for such quarter in an amount less than the amount of Accrued Dividends on the last day of such quarter, then the amount of Cash Dividend that is unpaid in respect of such quarter shall be deemed to be Accumulated Cash Dividends.

2.4 The Board of Directors may from time to time declare and pay additional dividends on such date or dates as the Board of Directors may determine, from all or any part of the Accumulated Cash Dividends out of the moneys of the Company properly applicable to the payment of dividends, and the payment of any such dividends shall reduce the Accumulated Cash Dividends.

2.5 Notwithstanding anything to the contrary herein, if any shares of Preferred Stock are exchanged into Parent Common Shares in accordance with the Certificate of Incorporation or pursuant to an Optional Parent Put Right during the period between the close of business on any Dividend Record Date and the close of business on the corresponding Dividend Payment Date:

2.5.1 in respect of a fiscal quarter ending prior to the Dividend Change Date, the Accrued Dividends on the applicable Exchange Date, at the Company's option, shall either (x) be paid in cash on or prior to the date of such Dividend Payment Date or (y) not be paid in cash, be deemed to be Accumulated PIK Dividends and be added to the Liquidation Preference for purposes of such exchange;

2.5.2 in respect of a fiscal quarter ending after the Dividend Change Date, the Accrued Dividends on the applicable Exchange Date shall be paid in cash on or prior to the date of such Dividend Payment Date;

For the avoidance of doubt, such Accrued Dividends shall include dividends accruing from the last day of the most recently preceding fiscal quarter to, but not including, the applicable Exchange Date.  The Holders at the close of business on a Dividend Record Date shall be entitled to receive any dividend paid as a Cash Dividend on those shares on the corresponding Dividend Payment Date.

2.6 Notwithstanding anything to the contrary herein, if any shares of Preferred Stock are redeemed by the Company in accordance with the Certificate of Incorporation during the period between the close of business on any Dividend Record Date and the close of business on the corresponding Dividend Payment Date,

2.6.1 in respect of a fiscal quarter ending prior to the Dividend Change Date, the Accrued Dividends on the date of redemption with respect to such shares of Preferred Stock shall be deemed to be Accumulated PIK Dividends and shall be added to the Liquidation Preference for purposes of such redemption;

2.6.2 in respect of a fiscal quarter ending after the Dividend Change Date, the Accrued Dividends on the date of redemption with respect to such shares of Preferred Stock shall be paid in cash on or prior to the such Dividend Payment Date.

For the avoidance of doubt, such Accrued Dividends shall include dividends accruing from the last day of the most recently preceding fiscal quarter to, but not including, the Optional Redemption Date or the Change of Control Redemption Date, as applicable.  The Holders at the close of business on a Dividend Record Date shall be entitled to receive any dividend paid as a Cash Dividend on those shares on the corresponding Dividend Payment Date.

3. Voting and Protective Provisions.

3.1 Holders shall not have any rights to notice of, to attend at or to vote at any meetings of the shareholders of the Company except as set forth in this Section 3 or as otherwise from time to time specifically required by the Delaware General Corporation Law or the Certificate of Incorporation.

3.2 So long as any shares of Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by the Delaware General Corporation Law or the Certificate of Incorporation, the affirmative vote or consent of the holders representing at least a majority of the outstanding shares of Preferred Stock, voting together as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating the actions set forth below, whether by amendment to the Certificate of Incorporation, by merger, consolidation or otherwise:

3.2.1 any issuance, authorization or creation of, or any increase by the Company in the issued or authorized amount of, any specific class or series of Parity Stock or Senior Stock;

3.2.2 any increase in the number of issued or authorized amount of Preferred Stock, or any reissuance thereof;

3.2.3 any exchange, reclassification or cancellation of the Preferred Stock, other than as provided in the Certificate of Incorporation including Section 5; or

3.2.4 any amendment, modification or alteration of, or supplement to, the Certificate of Incorporation that would materially and adversely affect the rights, preferences, privileges or voting powers of the Preferred Stock or any Holder.

3.3 Notwithstanding anything to the contrary herein, without the consent of the Holders, the Company, acting in good faith, may amend, alter, supplement or repeal any terms of the Preferred Stock by amending or supplementing the Certificate of Incorporation or any stock certificate representing shares of the Preferred Stock:

3.3.1 to cure any ambiguity, omission, inconsistency or mistake in any such instrument in a manner that is not inconsistent with the provisions of the Certificate of Incorporation and that does not adversely affect the rights, preferences, privileges or voting powers of the Preferred Stock or any Holder;

3.3.2 to make any provision with respect to matters or questions relating to the Preferred Stock that is not inconsistent with the provisions of the Certificate of Incorporation and that does not adversely affect the rights, preferences, privileges or voting powers of the Preferred Stock or any Holder; or

3.3.3 to make any other change that does not adversely affect the rights, preferences, privileges or voting powers of the Preferred Stock or any Holder (other than any Holder that consents to such change).

3.4 Prior to the actual delivery of such Parent Common Shares on the applicable Exchange Date, the Parent Common Shares due upon exchange of the Preferred Stock shall not be deemed to be delivered and Holders shall have no voting rights with respect to such shares of Parent Common Shares solely by virtue of holding the Preferred Stock.

3.5 In exercising the voting rights set forth in Section 3.2, each share of Preferred Stock shall be entitled to one vote.

3.6 The rules and procedures for calling and conducting any meeting of the Holders (including the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other procedural aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Certificate of Incorporation, the bylaws of the Company and applicable law.

4. Liquidation Rights.

4.1 In the event of any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, each Holder shall be entitled to receive, in respect of each share of Preferred Stock, and to be paid out of the assets of the Company available for distribution to its stockholders, in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, an amount equal to the greater of (i) the Liquidation Preference plus the Accumulated Cash Dividends, and (ii) the sum of (A) the product of the Exchange Rate multiplied by the Market Value as of the effective date of such liquidation, winding up or dissolution plus (B) the Accumulated Cash Dividends thereon.

4.2 In the event of any liquidation, winding-up or dissolution of the Parent, whether voluntary or involuntary, each Holder shall be entitled to receive, in respect of such shares of Preferred Stock, and to be paid out of the assets of the Company available for distribution to its stockholders, in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, an amount equal to the greater of (i) the Liquidation Preference plus the Accumulated Cash Dividends thereon and (ii) the amount such Holder would have received had such Holder, immediately prior to such liquidation, winding-up or dissolution of the Parent, exchanged such Preferred Stock for Parent Common Shares in accordance with Section 5.1.  Such payment shall be made regardless of whether there is a liquidation, winding-up or dissolution of the Company.

4.3 Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding up or dissolution of its business), nor the merger or consolidation of the Company into or with any other Person shall be deemed to be a liquidation, winding-up or dissolution, voluntary or involuntary, for the purposes of this Section 4.

4.4 After the payment in full to the Holders of the amounts provided for in this Section 4, the Holders of shares of Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company in respect of their ownership of such Preferred Stock.

4.5 In the event the assets of the Company available for distribution to the Holders upon any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to Section 4.1 and 4.2, no such distribution shall be made on account of any shares of Parity Stock upon such liquidation, dissolution or winding-up unless proportionate distributable amounts shall be paid on account of the shares of Preferred Stock, equally and ratably, in proportion to the full distributable amounts for which Holders of all Preferred Stock and of any Parity Stock are entitled upon such liquidation, winding-up or dissolution.

5. Exchange.

5.1 The Holders shall have the right, subject to the Exchange Cap, to exchange their shares of Preferred Stock, in whole or in part, into that number of whole shares of Parent Common Shares for each share of Preferred Stock equal to the quotient of (i) the Liquidation Preference then in effect divided by (ii) the Exchange Price then in effect, with such adjustment or cash payment for fractional shares as the Company may elect pursuant to Section 9 (such quotient, the "Exchange Rate").  To exchange shares of Preferred Stock into shares of Parent Common Shares pursuant to this Section 5.1, such Holder shall give written notice (the "Optional Exchange Notice") to the Company, signed by such Holder or its duly authorized attorney or agent, stating that such Holder elects to so exchange shares of Preferred Stock and shall state therein:  (A) the number of shares of Preferred Stock to be exchanged, (B) a representation by such Holder that the exchange of such number of shares will not cause such Holder to exceed the Beneficial Ownership Exchange Cap, if applicable, (C) the name or names in which such Holder wishes the Parent Common Shares to be delivered, (D) the Holder's computation of the number of shares of Parent Common Shares to be received by such Holder, (E) the exchange date (the "Optional Exchange Date"), being a Business Day not less than three (3) nor more than five (5) Business Days after the date upon which the Optional Exchange Notice is received by the Company (the "Optional Exchange Notice Date"), (F) the Exchange Price on the Optional Exchange Date and (G) the Securities Representations.  If no Optional Exchange Date is specified in the Optional Exchange Notice, the Optional Exchange Date shall be deemed to be the fifth Business Day after the Optional Exchange Notice Date.  If a Holder validly delivers the Optional Exchange Notice in accordance with this Section 5.1, the Company shall deliver the shares of Parent Common Shares as soon as reasonably practicable, but not later than five (5) Business Days after the Optional Exchange Date.

5.2 The Company shall have the right to cause all but not less than all the outstanding shares of Preferred Stock, except those shares of Preferred Stock subject to the Exchange Cap, to be exchanged into that number of whole shares of Parent Common Shares for each share of Preferred Stock equal to the Exchange Rate then in effect, with such adjustment or cash payment for fractional shares as the Company may elect pursuant to Section 9; provided, however that in order for the Company to exercise such right, either (i) on or after the third anniversary of the Issue Date, the Average VWAP per share of the Parent Common Shares during a 20 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Forced Exchange Notice Date shall be greater than 200% of the Exchange Price then in effect or (ii) fewer than 10% of the shares of Preferred Stock issued on the Issue Date remain outstanding.  To exchange shares of Preferred Stock into shares of Parent Common Shares pursuant to this Section 5.2, the Company shall give not less than thirty (30) days' written notice (the "Forced Exchange Notice" and the date of such notice, the "Forced Exchange Notice Date") to each Holder stating that the Company elects to force exchange of such shares of Preferred Stock pursuant to this Section 5.2 and shall state therein (A) the exchange date (the "Forced Exchange Date" ), (B) the number of such Holder's shares of Preferred Stock to be exchanged, if known, (C) the Exchange Price on the Forced Exchange Date, (D) the Company's computation of the number of shares of Parent Common Shares to be received by the Holder, (E) the basis of such forced exchange (being (i) or (ii) above) and (F) the surrender locations specified in Section 5.3.  Each Holder shall deliver to the Company written notice of the number Parent Common Shares held by such Holder for the purpose of the Beneficial Ownership Exchange Cap within three Business Days of the Forced Exchange Notice, and again upon each change in such number of shares preceding the Forced Exchange Date.  If the Company validly delivers a Forced Exchange Notice to a Holder in accordance with this Section 5.2, the Company shall deliver the shares of Parent Common Shares as soon as reasonably practicable, but not later than ten Business Days after the Forced Exchange Date.  Notwithstanding anything to the contrary in this Section 5.2, a Holder may exercise an Optional Parent Put Right after receipt of a Forced Exchange Notice, provided the Optional Parent Put Exchange Date precedes the Forced Exchange Date by at least five Business Days.  Upon the exchange of shares of Preferred Stock pursuant to such Optional Parent Put Right, such Forced Exchange Notice shall be rendered void in respect of such shares.  The Company may not exercise its rights under this Section 5.2 unless the Parent Common Shares delivered to the Holders under this Section 5.2 are freely tradable by the Holders under the OSA, the Securities Act and the Exchange Act.  In the event the Exchange Cap prevents the issuance of all or any part of the Parent Common Shares otherwise required to be delivered to a Holder pursuant to this Section 5.2, the Company shall delay delivery of such Parent Common Shares until the Exchange Cap no longer prevents such delivery, provided that if after 90 days the Exchange Cap still prevents such deliver, the Company shall cause such shares to be sold to a third party and deliver the proceeds of such sale to the applicable Holder.

5.3 Upon exchange, each Holder shall surrender to the Company the certificates representing any shares of Preferred Stock held in certificated form to be exchanged during usual business hours at its principal place of business or the offices of its duly appointed Transfer Agent maintained by it, accompanied by (i) (if so required by the Company or its duly appointed Transfer Agent) a written instrument or instruments of transfer in form reasonably satisfactory to the Company or its duly appointed Transfer Agent duly executed by the Holder or its duly authorized legal representative and (ii) transfer tax stamps or funds therefor, if required pursuant to Section 5.9.

5.4 Except to the extent that a Holder is not able to exchange its shares of Preferred Stock into Parent Common Shares as a result of the Exchange Cap, on the applicable Exchange Date, dividends shall cease to accrue on the shares of Preferred Stock so exchanged and all other rights with respect to the shares of Preferred Stock so exchanged, including the rights, if any, to receive notices, will terminate, except only the rights of Holders thereof to receive the number of whole Parent Common Shares into which such shares of Preferred Stock have been exchanged (with such adjustment or cash payment for fractional shares as the Company may elect pursuant to Section 9).  As promptly as practical after the exchange of any shares of Preferred Stock into Parent Common Shares, the Company shall deliver or cause to be delivered to the applicable Holder an ownership notice identifying the number of full shares of Parent Common Shares to which such Holder is entitled, a cash payment in respect of fractional shares in accordance with Section 9 and a cash payment in respect of the Accumulated Cash Dividends in respect of the shares of Preferred Stock exchanged.  If less than all the shares of Preferred Stock represented by a certificate or certificates surrendered by a Holder pursuant to Section 5.3 are to be exchanged, the Holder shall be entitled to receive, at the expense of the Company, a new certificate representing the shares of Preferred Stock represented by the surrendered certificate or certificates that are not to be exchanged.

5.5 The Exchange Price shall be subject to the following adjustments (except as provided in Section 5.6):

5.5.1 If the Parent pays a dividend (or other distribution) in shares of Parent Common Shares to holders of the Parent Common Shares, in their capacity as holders of Parent Common Shares, then the Exchange Price in effect immediately following the record date for such dividend (or distribution) shall be divided by the following fraction:

OS1
OS0

where

OS0  =  the number of Parent Common Shares outstanding immediately prior to the record date for such dividend or distribution; and

OS1  =  the sum of (A) the number of Parent Common Shares outstanding immediately prior to the record date for such dividend or distribution and (B) the total number of Parent Common Shares constituting such dividend.

5.5.2 If the Parent issues to holders of Parent Common Shares, in their capacity as holders of Parent Common Shares, rights, options or warrants entitling them to subscribe for or purchase shares of Parent Common Shares at less than the Market Value determined on the Ex-Date for such issuance, then the Exchange Price in effect immediately following the close of business on the Ex-Date for such issuance shall be divided by the following fraction:

OS0 + X
OS0 + Y

where

OS0  = the number of shares of Parent Common Shares outstanding at the close of business on the record date for such issuance;

X      =  the total number of shares of Parent Common Shares issuable pursuant to such rights, options or warrants; and

Y      = the number of shares of Parent Common Shares equal to the aggregate price payable to exercise such rights, options or warrants divided by the Market Value determined as of the Ex-Date for such issuance.

To the extent that such rights, options or warrants are not exercised prior to their expiration or Parent Common Shares are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Exchange Price shall be readjusted to such Exchange Price that would have then been in effect had the adjustment made upon the issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Parent Common Shares actually delivered.  If such rights, options or warrants are only exercisable upon the occurrence of certain triggering events, then the Exchange Price shall not be adjusted until such triggering events occur.  In determining the aggregate offering price payable for such shares of Parent Common Shares, the exchange agent shall take into account any consideration received for such rights, options or warrants and the value of such consideration (if other than cash, to be determined by the Board of Directors).

5.5.3 If the Parent subdivides, combines or reclassifies the shares of Parent Common Shares into a greater or lesser number of shares of Parent Common Shares, then the Exchange Price in effect immediately following the effective date of such share subdivision, combination or reclassification shall be divided by the following fraction:

OS1
OS0

where

OS0  =  the number of Parent Common Shares outstanding immediately prior to the effective date of such share subdivision, combination or reclassification; and

OS1  =  the number of Parent Common Shares outstanding immediately after the opening of business on the effective date of such share subdivision, combination or reclassification.

5.5.4 Except for any Excluded Issuances, if the Parent issues any Parent Common Shares or securities convertible or exchangeable into Parent Common Shares for a consideration per share that is less than the Exchange Price in effect immediately prior to such issuance, then the Exchange Price in effect immediately prior to such issuance shall be adjusted in accordance with the following formula:

where

EP2 =  new Exchange Price after giving effect to issuance of additional Parent Common Shares or securities exchangeable or convertible into Parent Common Shares ("New Issue");

EP1  =  Exchange Price in effect immediately prior to the New Issue;

OS0 = number of Parent Common Shares deemed to be outstanding immediately prior to the New Issue on a fully diluted basis, including on the conversion, exercise or exchange of any convertible, exercisable or exchangeable securities;

X     = aggregate consideration received by the Parent with respect to the New Issue divided by EP1; and

Y     =  number of Parent Common Shares issued, or issuable on exchange or conversion, in the New Issue;

provided that no such adjustment to the Exchange Price shall cause the Exchange Price to be adjusted below the Exchange Price Floor.  For the avoidance of doubt, in the event such adjustment would cause the Exchange Price to be lower than the Exchange Price Floor but for the immediately preceding proviso, then the Exchange Price shall be equal to the Exchange Price Floor.

5.5.5 In the case of:  (A) any recapitalization, reclassification or change of the Parent Common Shares (other than changes resulting from a subdivision or combination), (B) any consolidation, merger or combination involving the Parent, (C) any sale, lease or other transfer to a third party of the consolidated assets of the Parent and its Subsidiaries substantially as an entirety, or (D) any statutory share exchange, as a result of which the Parent Common Shares are converted into, or exchanged for, shares, other securities, other property or assets (including cash or any combination thereof) (any such transaction or event, a "Capital Reorganization"), then, at and after the effective time of such Capital Reorganization, the right to exchange each share of Preferred Stock shall be changed into a right to exchange such share into the kind and amount of shares, other securities or other property or assets (or any combination thereof) that a holder of a number of Parent Common Shares equal to the Exchange Rate immediately prior to such Capital Reorganization would have owned or been entitled to receive upon such Capital Reorganization (such shares, securities or other property or assets, the "Reference Property").  If the Capital Reorganization causes the Parent Common Shares to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), then the Reference Property into which the Preferred Stock will be exchangeable shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Parent Common Shares that affirmatively make such an election.  The Parent shall notify Holders of such weighted average as soon as practicable after such determination is made.  None of the foregoing provisions shall affect the right of a Holder of Preferred Stock to exchange its Preferred Stock into Parent Common Shares pursuant to Section 5.1 prior to the effective time of such Capital Reorganization.  Notwithstanding Sections 5.5.1 to 5.5.4, no adjustment to the Exchange Price shall be made for any Capital Reorganization to the extent shares, securities or other property or assets become the Reference Property receivable upon exchange of Preferred Stock.

5.5.6 Notwithstanding anything herein to the contrary, no adjustment under this Section 5.5 need be made to the Exchange Price unless such adjustment would require an increase or decrease of at least $0.01.  Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least $0.01 of the Exchange Price.

5.5.7 Notwithstanding any other provisions of this Section 5.5, rights or warrants distributed by the Parent to holders of Parent Common Shares, in their capacity as holders of Parent Common Shares, entitling the holders thereof to subscribe for or purchase shares of the Parent's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"):  (A) are deemed to be transferred with such shares of Parent Common Shares; (B) are not exercisable; and (C) are also issued in respect of future issuances of Parent Common Shares, shall be deemed not to have been distributed for purposes of this Section 5.5 (and no adjustment to the Exchange Price under this Section 5.5 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Exchange Price shall be made under Section 5.5.2.  In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to an Exchange Price under this Section 5.5 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, such Exchange Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Parent Common Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Parent Common Shares as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise thereof, such Exchange Price shall be readjusted as if such expired or terminated rights and warrants had not been issued.  To the extent that the Parent has a rights plan or agreement in effect upon exchange of the Preferred Stock, which rights plan provides for rights or warrants of the type described in this clause, then upon exchange of Preferred Stock the Holder will receive, in addition to the Parent Common Shares to which he is entitled, a corresponding number of rights in accordance with the rights plan, unless a Trigger Event has occurred and the adjustments to the Exchange Price with respect thereto have been made in accordance with the foregoing.  In lieu of any such adjustment, the Parent may amend such applicable stockholder rights plan or agreement to provide that upon exchange of the Preferred Stock the Holders will receive, in addition to the Parent Common Shares issuable upon such exchange, the rights that would have attached to such Parent Common Shares if the Trigger Event had not occurred under such applicable stockholder rights plan or agreement.

5.5.8 The Company reserves the right to make such reductions in the Exchange Price in addition to those required in the foregoing provisions as it considers advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights will not be taxable to the recipients.  In the event the Company elects to make such a reduction in the Exchange Price, the Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder if and to the extent that such laws and regulations are applicable in connection with the reduction of the Exchange Price.

5.6 Notwithstanding anything to the contrary in Section 5.5, if the Holders are (i) entitled to participate in a distribution or transaction to which Section 5.5.2 applies as if they held a number of shares of Parent Common Shares issuable upon exchange of the Preferred Stock immediately prior to such event, without having to exchange their shares of Preferred Stock, or (ii) entitled to participate in a distribution or transaction to which Section 5.5.4 applies in proportion to their holdings of Parent Common Shares on an as exchanged basis, then for purposes of determining the Exchange Price pursuant to Section 5.5.2 or Section 5.5.4 both the number of Parent Common Shares issued or issuable in such transaction or distribution and the aggregate price or consideration received by the Company shall be reduced by multiplying such number, price or consideration by a fraction equal to (A) the aggregate amount of consideration paid by those Holders of Preferred Stock who actually elect to exercise any rights, options, or warrants, distributed to them in such distribution or transaction or to purchase Parent Common Shares or securities convertible or exchangeable into Parent Common Shares, divided by (B) the aggregate consideration that would have been paid by all Holders of Preferred Stock if such Holders had elected to fully participate in such distribution or transaction.

5.7 If the Company shall take a record of the holders of its Parent Common Shares for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter (and before the dividend or distribution has been paid or delivered to stockholders) abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in any Exchange Price then in effect shall be required by reason of the taking of such record.

5.8 Upon any increase or decrease in the Exchange Price, then, and in each such case, the Company promptly shall deliver to each Holder a certificate signed by an Officer, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Exchange Price then in effect following such adjustment.

5.9 The delivery of certificates for Parent Common Shares upon the exchange of shares of Preferred Stock and the delivery of any Ownership Notice, whether at the request of a Holder or upon the exchange of shares of Preferred Stock, shall each be made without charge to the Holder or recipient of shares of Preferred Stock for such certificates or Ownership Notice or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby or such Ownership Notice or the securities identified therein, and such certificates or Ownership Notice shall be delivered in the respective names of, or in such names as may be directed by, the applicable Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the delivery of any such certificate in a name other than that of the Holder of the shares of the relevant Preferred Stock and the Company shall not be required to deliver any such certificate or Ownership Notice unless or until the Person or Persons requesting the delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

5.10 Exchange Caps

5.10.1 No shares of Preferred Stock may be exchanged pursuant to Section 5.1 or Section 5.2 if and to the extent that, as a result of the delivery to the Holder of Parent Common Shares upon such exchange such Holder would beneficially own in excess of 19.99% of the number of Parent Common Shares outstanding immediately after giving effect to such exchange (such limit, the "Beneficial Ownership Exchange Cap").  For purposes of the foregoing sentence, the aggregate number of Parent Common Shares beneficially owned by such Holder and its Affiliates shall include the number of Parent Common Shares deliverable upon exchange of the Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude Parent Common Shares which would be deliverable upon (i) exchange of the remaining, unexchanged portion of the Preferred Stock beneficially owned by such Holder and its Affiliates and (ii) exercise, conversion or exchange of the unexercised, unconverted or unexchanged portion of any other securities exercisable, convertible or exchangeable into Parent Common Shares beneficially owned by such Holder and its Affiliates (including, without limitation, any exchangeable notes or exchangeable preferred stock or warrants) subject to a limitation on conversion, exercise or exchange analogous to the limitation contained herein.  Except as set forth in the preceding sentence, for purposes of this Section 5.10.1, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.  Any purported delivery of Parent Common Shares upon exchange of Preferred Stock shall be void and have no effect if such delivery would result in the applicable Holder becoming the beneficial owner of more than the Beneficial Ownership Exchange Cap.  This Section 5.10.1 shall cease to be operative and shall be of no further force and effect in the event the shareholders of Parent approve a resolution in accordance with the applicable stockholder approval rules of the Securities Exchange on which the Parent Common Shares are then listed to remove the Beneficial Ownership Exchange Cap.

5.10.2 If the number of Parent Common Shares into which shares of Preferred Stock have been exchanged in accordance with both the Certificate of Incorporation and any Optional Parent Put Right (the "Issued Amount") exceed the Make Whole Issuable Maximum, then the Change of Control Redemption Premium shall thereafter be zero dollars ($0.00).

5.10.3 If any shares of Preferred Stock are redeemed pursuant to Section 7.2 at a Change of Control Redemption Price in which the Change of Control Redemption Premium is greater than zero dollars ($0.00), in the event that any shares of Preferred Stock are subsequently exchanged into Parent Common Shares pursuant to Section 5.1 or Section 5.2, the number of Parent Common Shares into which such shares of Preferred Stock may be exchanged shall not exceed the amount equal to (i) the Make Whole Issuable Maximum less (ii) the Issued Amount (such limit, the "Post CoC Exchange Cap", together with the Beneficial Ownership Exchange Cap, the "Exchange Cap").  For the avoidance of doubt, the Post CoC Exchange Cap may not be removed with shareholder approval.

5.11 Any shares of Parent Common Shares delivered pursuant to this Section 5 shall be validly issued, fully paid and non-assessable (except as such non-assessability may be affected by matters of any provincial, state or federal law), free and clear of any liens, claims, rights or encumbrances other than those arising under by law or the Certificate of Incorporation or created by the Holders thereof.

6. Redemption.

6.1 On or after the first Business Day that is five years after the Issue Date, the Company shall have the right, subject to applicable law, to redeem all but not less than all shares of Preferred Stock from any source of funds legally available for such purpose.  Any redemption by the Company pursuant to this Section 6 shall be subject to compliance with the provisions of the Credit Agreements and any other agreements governing the Company's and the Parent's future or existing outstanding indebtedness.  Any such redemption shall occur on a date set by the Company on not less than thirty (30) days' notice to the Holders (the "Optional Redemption Date").  Notwithstanding anything to the contrary in this Section 6.1, a Holder may exercise an Optional Parent Put Right after receipt of an Optional Redemption Notice, provided the Optional Parent Put Exchange Date precedes the Optional Redemption Date by at least three (3) Business Days.  Upon the exchange of shares of Preferred Stock pursuant to such Optional Parent Put Right, such Optional Redemption Notice shall be rendered void in respect of such shares.

6.2 Subject to applicable law, the Company shall effect any such redemption pursuant to this Section 6 by paying cash for each share of Preferred Stock to be redeemed in an amount equal to the Liquidation Preference (including, for the avoidance of doubt, any Accrued Dividends added to the Liquidation Preference in accordance with Section 2.6.1) plus the Accumulated Cash Dividends (if any) (such amount, the "Optional Redemption Price").

6.3 The Company shall give notice of its election to redeem the Preferred Stock pursuant to this Section 6 to the Holders of Preferred Stock as such Holders' names appear (as of the close of business on the Business Day next preceding the day on which notice is given) on the books of the Transfer Agent at the address of such Holders shown therein.  Such notice (the "Optional Redemption Notice") shall state:  (i) the Optional Redemption Date, (ii) the number of shares of Preferred Stock to be redeemed from such Holder, (iii) the Optional Redemption Price, and (iv) the place where any shares of Preferred Stock in certificated form are to be redeemed and shall be presented and surrendered for payment of the Optional Redemption Price therefor.

6.4 If the Company gives the Optional Redemption Notice, the Company shall deposit with or otherwise involve available to the Paying Agent funds sufficient to redeem the shares of Preferred Stock, no later than the open of business on the Optional Redemption Date, and the Company shall give the Paying Agent instructions and authority to pay the Optional Redemption Price to the Holders to be redeemed upon surrender or deemed surrender of the Certificates therefor as set forth in the Optional Redemption Notice.  If the Optional Redemption Notice shall have been given, then from and after the Optional Redemption Date, unless the Company defaults in providing funds sufficient for such redemption at the time and place specified for payment pursuant to the Optional Redemption Notice, all dividends on such shares of Preferred Stock to be redeemed shall cease to accrue and all other rights with respect to the shares of Preferred Stock to be redeemed, including the rights, if any, to receive notices, will terminate, except only the rights of Holders thereof to receive the Optional Redemption Price.  The Company shall be entitled to receive from the Paying Agent the interest income, if any, earned on any such funds deposited with the Paying Agent (to the extent that such interest income is not required to pay the Optional Redemption Price of the shares of Preferred Stock to be redeemed), and the holders of any shares of Preferred Stock so redeemed shall have no claim to any such interest income.  Any funds deposited with the Paying Agent hereunder by the Company for any reason, including redemption of shares of Preferred Stock, that remain unclaimed or unpaid after two years after the Optional Redemption Date or other payment date, shall be, to the extent permitted by applicable law, repaid to the Company upon its written request, after which repayment the Holders entitled to such redemption or other payment shall have recourse only to the Company.

7. Change of Control.

7.1 In the event of a Change of Control, or other merger, amalgamation, consolidation or similar transaction in which all or any material portion of the consideration to be paid to the holders of the Parent Common Shares is equity in the surviving or successor entity, the Company shall use its reasonable efforts to structure the transaction so the Holders have the option to exchange their outstanding shares of Preferred Stock upon such Change of Control, for securities in the surviving or successor entity that have the same rights, preferences and privileges as the Preferred Stock, as appropriately adjusted to account for the Change of Control or other merger, amalgamation, consolidation or similar transaction.

7.2 The Company shall give notice to the Holders of a Change of Control no later than ten Business Days prior to the anticipated effective date (as determined in good faith by the Company) of such Change of Control or, if not practicable, as soon as reasonably practicable but in any event no later than five Business Days after the Company becomes aware of such Change of Control.  In the event of a Change of Control, the Company or a third party with the prior written consent of the Company (such party, as applicable, the "Redeeming Party") shall, in compliance with applicable law and within fifteen (15) days following the effective date of a Change of Control, make an offer to each Holder to redeem all of such Holder's outstanding Preferred Stock.  Any such redemption shall occur on a date set by the Redeeming Party in its sole discretion, but no later than thirty (30) days after consummation of the Change of Control (the "Change of Control Redemption Date").  Notwithstanding anything to the contrary herein, the Change of Control Redemption Date may be on the date of the Change of Control, and any redemption pursuant to this Section 8 may be made simultaneously with the Change of Control.  Holders acknowledge and agree that under the terms of the Credit Agreements (as such credit agreement may be amended, restated, refinanced, replaced, converted, exchanged or otherwise modified from time to time) and any other debt instruments of the Company or the Parent that restrict, limit or condition the ability of the Company to redeem stock, and for so long as such restrictive terms continue or have not been waived by the applicable lenders thereunder, upon any redemption of the shares of Preferred Stock pursuant to this Section 7, the loans and other loan obligations that are accrued and payable under any such credit agreements or debt instruments will, in each case, be repaid (and any commitments and any outstanding letters of credit thereunder will be terminated) prior to such redemption of the Preferred Stock.  For the avoidance of doubt, the preceding sentence shall not be deemed to be a waiver by any Holder of its right to receive from the Company and/or its successor the cash associated with such redemption.

7.3 Subject to applicable law, the Redeeming Party shall effect any such redemption pursuant to this Section 7 by paying cash for each share of Preferred Stock to be redeemed in an amount (such amount, the "Change of Control Redemption Price") equal to the greater of (i) the sum of the Liquidation Preference as at the Change of Control Redemption Date plus the Change of Control Redemption Premium plus the Accumulated Cash Dividends as at the Change of Control Redemption Date, and (ii) either (A) in the case of a Change of Control that constitutes a Capital Reorganization in which the Parent Common Shares are not converted or exchanged solely for cash, the cash amount equal to the product of the Exchange Rate as at the Change of Control Redemption Date multiplied by the Closing Sale Price of the Parent Common Shares on the Trading Day immediately prior to the effective date of such Capital Reorganization or, (B) in any other case, the cash amount that a holder of a number of Parent Common Shares equal to the Exchange Rate as at the Change of Control Redemption Date would have received in such Change of Control.

7.4 The Redeeming Party shall give notice of such redemption offer to the Holders as such Holders' names appear (as of the close of business on the Business Day next preceding the day on which notice is given) on the books of the Transfer Agent at the address of such Holders shown therein.  Such notice (the "Change of Control Redemption Notice") shall state:  (i) the Change of Control Redemption Date, (ii) the Change of Control Redemption Price and (iii) the place where any shares of Preferred Stock in certificated form are to be redeemed and shall be presented and surrendered for payment of the Change of Control Redemption Price therefor.

7.5 If the Redeeming Party gives a Change of Control Redemption Notice, the Redeeming Party shall deposit with the Paying Agent funds sufficient to redeem the shares of Preferred Stock as to which such Change of Control Redemption Notice shall have been given, no later than the open of business on the Change of Control Redemption Date, and the Redeeming Party shall give the Paying Agent irrevocable instructions and authority to pay the applicable Change of Control Redemption Price to the Holders to be redeemed upon surrender or deemed surrender of the Certificates therefor as set forth in the Change of Control Redemption Notice.

8. Events of Noncompliance.

8.1 If an Event of Noncompliance has occurred and is continuing, the Dividend Rate shall increase immediately by an increment of 1 percentage point.  Thereafter, until such time as no Event of Noncompliance exists, the Dividend Rate shall increase automatically at the end of each succeeding 90-day period by an additional increment of 1 percentage point(s) (but in no event shall the Dividend Rate increase more than 5 percentage points hereby).  Any increase of the Dividend Rate resulting from the operation of this subparagraph shall terminate as of the close of business on the date on which no Event of Noncompliance exists, subject to subsequent increases pursuant to this paragraph.  Notwithstanding the foregoing, the Dividend Rate will only be subject to an increase as contemplated by this Section 8.1 if the Parent or Company, as applicable, fails to cure such Event of Noncompliance within thirty (30) days of (i) in the case of an Event of Noncompliance arising from clause (c) of the definition thereof, the first date on which the Parent or Company acquires actual knowledge of the occurrence of such event or receives written notice from Holders representing a majority of the Preferred Stock outstanding of such occurrence, or (ii) in all other cases, the date of occurrence of the Event of Noncompliance.

8.2 If any Event of Noncompliance exists, each Holder shall also have any other rights which such Holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

9. No Fractional Shares.  No fractional shares of Parent Common Shares or securities representing fractional shares of Parent Common Shares shall be delivered upon exchange, whether voluntary or mandatory, or in respect of dividend payments made in Parent Common Shares on the Preferred Stock.  Instead, the Company may elect to either make a cash payment to each Holder that would otherwise be entitled to a fractional share (based on the Closing Sale Price of such fractional share determined as of the Trading Day immediately prior to the payment thereof) or, in lieu of such cash payment, round up to the next whole share the number of shares of Parent Common Shares to be delivered to any particular Holder upon exchange.

10. Uncertificated Shares; Certificated Shares.

10.1 Uncertificated Shares.

10.1.1 Form.  The shares of Preferred Stock may be in uncertificated, book entry form as permitted by the bylaws of the Company and applicable law.  Within a reasonable time after the delivery or transfer of uncertificated shares, the Company shall send to the registered owner thereof an Ownership Notice.

10.1.2 Transfer.  Transfers of Preferred Stock held in uncertificated, book-entry form shall be made only upon the transfer books of the Company kept at an office of the Transfer Agent upon receipt of proper transfer instructions from the registered owner of such uncertificated shares, or from a duly authorized attorney or from an individual presenting proper evidence of succession, assignment or authority to transfer the stock.  The Company may refuse any requested transfer until furnished evidence satisfactory to it that such transfer is proper.

10.1.3 Legends.

(A) Each Ownership Notice issued with respect to a share of Preferred Stock shall bear a legend in substantially the form included in Exhibit A hereto.

(B) Each Ownership Notice delivered with respect to a Parent Common Share delivered upon the exchange of Preferred Stock shall bear a legend substantially in the form:

"THE SECURITIES IDENTIFIED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION."

10.2 Certificated Shares.

10.2.1 Form and Dating.  Unless requested in writing by a Holder to the Company, Preferred Stock shall be in certificated form ("Certificated Preferred Stock"), and the Preferred Stock certificate and the Transfer Agent's certificate of authentication shall be substantially in the form set forth in Exhibit A, which is hereby incorporated in and expressly made a part of the Certificate of Incorporation.  The Preferred Stock certificate may have notations, legends or endorsements required by applicable law, stock exchange rules, agreements to which the Company is subject, if any, or usage; provided that any such notation, legend or endorsement is in a form acceptable to the Company.  Each Preferred Stock certificate shall be dated the date of its authentication.

10.2.2 Execution and Authentication.  Two Officers shall sign each Preferred Stock certificate for the Company by manual or facsimile signature.

If an Officer whose signature is on a Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Preferred Stock certificate, the Preferred Stock certificate shall be valid nevertheless.

A Preferred Stock certificate shall not be valid until an authorized signatory of the Transfer Agent manually or by facsimile signs the certificate of authentication on the Preferred Stock certificate.  The signature shall be conclusive evidence that the Preferred Stock certificate has been authenticated under the Certificate of Incorporation.

The Transfer Agent shall authenticate and deliver certificates for shares of Preferred Stock for original issue upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company.  Such order shall specify the number of shares of Preferred Stock to be authenticated and the date on which the original issue of the Preferred Stock is to be authenticated.

The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Company to authenticate the certificates for the Preferred Stock.  Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for the Preferred Stock whenever the Transfer Agent may do so.  Each reference in the Certificate of Incorporation to authentication by the Transfer Agent includes authentication by such agent.  An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

10.2.3 Transfer and Exchange.  When Certificated Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such Certificated Preferred Stock or to exchange such Certificated Preferred Stock for an equal number of shares of Certificated Preferred Stock, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Preferred Stock surrendered for transfer or exchange:

(A) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, duly executed by the Holder thereof or its attorney duly authorized in writing; and

(B) is being transferred or exchanged pursuant to subclause (I) or (II) below, and is accompanied by the following additional information and documents, as applicable:

(I) if such Certificated Preferred Stock is being delivered to the Transfer Agent by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect in substantially the form of Exhibit C hereto; or

(II) if such Certificated Preferred Stock is being transferred to the Company or to a "qualified institutional buyer" in accordance with Rule 144A under the Securities Act or pursuant to another exemption from registration under the Securities Act, (i) a certification to that effect (in substantially the form of Exhibit C hereto) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 10.2.4.

10.2.4 Legends.

(A) Each certificate evidencing Certificated Preferred Stock shall bear a legend in substantially the following form included in Exhibit A hereto.

(B) Each certification evidencing Common Stock delivered upon the exchange of Preferred Stock shall bear a legend in substantially the following form:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAYBE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION."

(C) Upon any sale or transfer of a Transfer Restricted Security held in certificated form pursuant to Rule 144 under the Securities Act or another exemption from registration under the Securities Act or an effective registration statement under the Securities Act, the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock or certificated Parent Common Shares that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security.

10.2.5 Replacement Certificates.  If any of the Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and in substitution for and upon cancellation of the mutilated Preferred Stock certificate, or in lieu of and substitution for the Preferred Stock certificate lost, stolen or destroyed, a new Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Preferred Stock certificate and indemnity, if requested, satisfactory to the Company and the Transfer Agent.

10.2.6 Cancellation.  In the event the Company shall purchase or otherwise acquire Certificated Preferred Stock, the same shall thereupon be delivered to the Transfer Agent for cancellation.  The Transfer Agent and no one else shall cancel and destroy all Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Transfer Agent to deliver canceled Preferred Stock certificates to the Company.  The Company may not issue new Preferred Stock certificates to replace Preferred Stock certificates to the extent they evidence Preferred Stock which the Company has purchased or otherwise acquired.

10.3 Certain Obligations with Respect to Transfers and Exchanges of Preferred Stock.

10.3.1 To permit registrations of transfers and exchanges, the Company shall execute and the Transfer Agent shall authenticate Certificated Preferred Stock as required pursuant to the provisions of this Section 10.

10.3.2 All shares of Preferred Stock, whether or not Certificated Preferred Stock, issued upon any registration of transfer or exchange of such shares of Preferred Stock shall be the valid obligations of the Company, entitled to the same benefits under the Certificate of Incorporation as the shares of Preferred Stock surrendered upon such registration of transfer or exchange.

10.3.3 Prior to due presentment for registration of transfer of any shares of Preferred Stock, the Transfer Agent and the Company may deem and treat the Person in whose name such shares of Preferred Stock are registered as the absolute owner of such Preferred Stock and neither the Transfer Agent nor the Company shall be affected by notice to the contrary.

10.3.4 No service charge shall be made to a Holder for any registration of transfer or exchange of any Preferred Stock or Parent Common Shares delivered upon the exchange thereof on the transfer books of the Company or the Transfer Agent or upon surrender of any Preferred Stock certificate or Parent Common Shares certificate at the office of the Transfer Agent maintained for that purpose.  However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Preferred Stock or Parent Common Shares if the Person receiving shares in connection with such transfer or exchange is not the holder thereof.

10.4 No Obligation of the Transfer Agent.  The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Certificate of Incorporation or under applicable law with respect to any transfer of any interest in any Preferred Stock other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Certificate of Incorporation, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

11. Miscellaneous.

11.1 With respect to any notice to a Holder required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other Holders or affect the legality or validity of any vote upon any such action (assuming due and proper notice to such other Holders).  Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives the notice.

11.2 Shares of Preferred Stock that have been issued and reacquired by the Company in any manner, including shares of Preferred Stock purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) upon such reacquisition be automatically cancelled by the Company and shall not be reissued.

11.3 The shares of Preferred Stock shall be issuable only in whole shares.

11.4 All notice periods referred to herein shall commence:  (i) when made, if made by hand delivery, and upon confirmation of receipt, if made by facsimile; (ii) one Business Day after being deposited with a nationally recognized next-day courier, postage prepaid; or (iii) three Business Days after being by first-class mail, postage prepaid.  Notice to any Holder shall be given to the registered address set forth in the Company's records for such Holder.

11.5 Any payments required to be made hereunder on any day that is not a Business Day shall be made on the next succeeding Business Day without interest or additional payment for such delay.  All payments required hereunder shall be made by wire transfer of immediately available funds in United States Dollars to the Holders in accordance with the payment instructions as such Holders may deliver by written notice to the Company from time to time.

11.6 Notwithstanding anything to the contrary herein, whenever the Board of Directors is permitted or required to determine fair market value, such determination shall be made in good faith.

11.7  Except as set forth in Section 3.2.2, the Holders shall have no preemptive or preferential rights to purchase or subscribe to any stock, obligations, warrants or other securities of the Company of any class.

C. SERIES B-1 PREFERRED STOCK

Of the preferred stock authorized and unissued by the Certificate of Incorporation, 30,000 shares shall be designated Series B-1 Preferred Stock with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.  Unless otherwise indicated, references to "sections" or "subsections" in this Part C of this Article Fourth refer to sections and subsections of Part C of this Article Fourth and references to "Preferred Stock" refer to the Series B-1 Preferred Stock as defined in Section 2.72 of this Part C of this Article Fourth.

1. General.  The Preferred Stock, with respect to dividend rights and rights upon the liquidation, winding-up or dissolution of the Company, ranks: (i) senior to all Junior Stock; (ii) on parity with all Parity Stock; (iii) junior to all Senior Stock; (iv) junior to existing and future indebtedness of the Company; and (v) structurally junior to all existing and future indebtedness and other liabilities (including trade payables) of the Company's Subsidiaries (if any) and any capital stock of the Company's Subsidiaries not held by the Company, in each case as provided more fully herein.

2. Definitions.  For purposes of this Part C of this Article Fourth, the following definitions shall apply:

2.1 "ABL Agreement" shall mean that certain credit agreement, dated as of February 11, 2016 (as amended by the First Amendment, dated as of October 7, 2016, the Second Amendment and Joinder, dated as of September 19, 2017 and as further amended by the Third Amendment and Joinder, dated as of October 22, 2018 and as restated by the Restatement Agreement, dated January 28, 2020), by and among the Parent, the Company, The Organic Corporation B.V., and the other parties signatory thereto, as amended, supplemented, restated, converted, exchanged or replaced from time to time;

2.2 "Accrued Dividends" shall mean, with respect to any share of Preferred Stock, as of any date, the dividends that have accrued on such share pursuant to Section 3.1, less any dividends paid in cash pursuant to Section 3.1 or 3.2 or dividends added to the Liquidation Preference pursuant to Sections 3.2, 3.5 or 3.6, from the Issue Date up to, but not including, such date;

2.3 "Accumulated Cash Dividends" shall mean, with respect to any share of Preferred Stock, as of any date, the aggregate amount of accrued and unpaid dividends that have been deemed Accumulated Cash Dividends in accordance with Sections 3.3 and 3.6 as reduced by the payment of dividends out of such amount pursuant to Section 3.4;

2.4 "Accumulated PIK Dividends" shall mean, with respect to any share of Preferred Stock, as of any date, the aggregate amount of accrued and unpaid dividends added to the Liquidation Preference in accordance with Sections 3.2, 3.5, and 3.6;

2.5 "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.  For the purposes of this definition, "control" when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of Person, whether through the ownership of voting securities, by contract, or otherwise;

2.6 "Average VWAP" per share over a certain period shall mean the arithmetic average of the VWAP per share for each Trading Day in such period;

2.7 "Beneficially Own" or "Beneficial Owner" shall have the meaning given that term by the Shareholder Rights Plan.

2.8 "Beneficial Ownership Exchange Cap" shall have the meaning set forth in Section 6.11.1;

2.9 "Board of Directors" shall mean the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action;

2.10 "Business Day" shall mean Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America, Canada, the State of New York or the Province of Ontario shall not be regarded as a Business Day;

2.11 "Capital Reorganization" shall have the meaning set forth in Section 6.6;

2.12 "Cash Dividends" shall have the meaning set forth in Section 3.1;

2.13 "Certificated Preferred Stock" shall have the meaning set forth in Section 11.2.1;

2.14 "Change of Control" shall mean the occurrence of any of the following:

(a) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of a merger, amalgamation or consolidation, which are covered by subsections (b) and (c) below), in one or a series of related transactions, of all or substantially all of the properties or assets of the Parent and its Subsidiaries, taken as a whole, to any Person (other than to the Parent or to any wholly-owned Subsidiary);

(b) the consummation of any transaction (including, without limitation, pursuant to a merger, amalgamation or consolidation), the result of which is that any Person (other than the Investor) becomes the "beneficial owner" (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the Parent; provided, however, solely for purposes of this subsection (ii), a "Person" shall include a "group" within the meaning of Section 13(d) of the Exchange Act; or

(c) a plan or scheme of arrangement, merger, amalgamation, consolidation, stock sale or other transaction that would result in the Parent's pre-transaction shareholders ceasing to hold a majority of the outstanding Parent Common Shares or outstanding common equity securities of the surviving entity immediately following the completion of such transaction; or

(d) Parent ceasing to own, either directly or indirectly, all of the outstanding capital stock of the Company (other than the Preferred Stock, such other securities that the Company is permitted to create without approval of the Holders and any other securities that the Company creates with the requisite approval of the Holders);

2.15 "Change of Control Redemption Date" shall have the meaning set forth in Section 8.2;

2.16 "Change of Control Redemption Notice" shall have the meaning set forth in Section 8.4;

2.17 "Change of Control Redemption Premium" shall mean, as to each share of Preferred Stock at the time of a Change of Control Redemption Date and subject to Section 6.11.1, the amount, assuming such dividends were paid as Cash Dividends and are not compounding, of incremental dividends that would have accrued had such a Preferred Stock remained outstanding from such time until and including the fifth anniversary of its issuance date provided that if the Issued Amount exceeds the Make Whole Issuable Maximum prior to the Change of Control Redemption Date, then the Change of Control Redemption Premium shall thereafter be zero dollars ($0.00); after such fifth anniversary, the Change of Control Redemption Premium as to such Preferred Stock shall be zero;

2.18 "Change of Control Redemption Price" shall have the meaning set forth in Section 8.3;

2.19 "Closing Sale Price" of the Parent Common Shares shall mean, as of any date, the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal Securities Exchange on which the Parent Common Shares are traded or, if the Parent Common Shares are not traded on a Securities Exchange, then a United States or Canadian national or regional securities exchange on which the Parent Common Shares are traded, or, if the Parent Common Shares are not so traded, then in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization.  In the absence of such a quotation, the Closing Sale Price shall be an amount determined by the Board of Directors to be the fair market value of a Parent Common Share;

2.20 "Common Stock" shall mean the common stock, no par value of the Company or any other capital stock of the Company into which such Common Stock shall be reclassified or changed;

2.21 "Company" shall mean SunOpta Foods Inc., a Delaware corporation;

2.22 "Dividend Change Date" shall mean the first day following the end of the Company's third fiscal quarter in the year 2029;

2.23 "Dividend Payment Date" shall mean the date that is forty-five (45) days after the end of each fiscal quarter of the Company, unless the Board of Directors designates an earlier date;

2.24 "Dividend Rate" shall mean, (i) the rate of 8.0% per annum for the period from the Issue Date through to the Dividend Change Date, and (ii) 10.0% per annum thereafter, subject in each case to adjustment as provided in Section 9;

2.25 "Dividend Record Date" shall mean, with respect to any fiscal quarter and applicable Dividend Payment Date, the record date (which shall be a Business Day) set by the Board of Directors for holders eligible to receive any dividend declared for such fiscal quarter;

2.26 "Engaged Capital Investor" shall mean one or more Affiliates of Engaged Capital, LLC;

2.27 "Engaged Capital Investor Rights Agreement" shall mean the Investor Rights Agreement, dated April 24, 2020, by and among the Parent, the Company and the Engaged Capital Investor, as amended, supplemented, restated, converted, exchanged or replaced from time to time;

2.28 "Event of Noncompliance" shall mean:

(a) the Company fails to make any payment (other than Cash Dividends for fiscal quarters ending prior to the Dividend Change Date) with respect to Preferred Stock which it is required to make hereunder, or fails to pay Cash Dividends for any quarter ending after the Dividend Change Date, whether or not such payment or dividend is legally permissible or is prohibited by any agreement to which the Company is subject, including payments pursuant to Sections 7.1 and 8.3 and the payment of any Accumulated Cash Dividends on any Optional Exchange Date, Optional Parent Put Exchange Date or Forced Exchange Date;

(b) the Company fails to deliver the required number of Parent Common Shares contemplated by Section 6.1 on an Optional Exchange Date, the Parent fails to deliver the required number of Parent Common Shares as contemplated by an Optional Parent Put Right on an Optional Parent Put Exchange Date, or the Company fails to  make adjustments to the Exchange Rate as required pursuant to Section 6.6, in each case as, if and when due and applicable, and except as provided elsewhere herein, including Sections 6.7 and 6.11; or

(c) Parent or the Company, as applicable, fails to comply with any of Sections 2.1(a), 2.1(b), 2.1(c) and 2.1(f) of the Oaktree Investor Rights Agreement or Sections 2.1(a), 2.1(b) and 2.1(e) of the Engaged Investor Rights Agreement or Sections 2.1, 2.4, 3.1 and 3.2(e) of the Exchange Agreement; or

(d) the Company or Parent makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company or Parent bankrupt or insolvent; or any order for relief with respect to the Company or Parent is entered under the Federal Bankruptcy Code; or the Company or Parent petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or Parent, or of any substantial part of the assets of the Company or Parent, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of any Subsidiary of Company) relating to the Company or Parent under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company or Parent and either (A) the Company or Parent by any act reasonably indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within sixty (60) days;

2.29 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

2.30 "Exchange Agreement" shall mean the Exchange and Support Agreement, dated as of April 24, 2020, by and among Parent, the Company and the Holders, as amended, supplemented, restated, exchanged or replaced from time to time;

2.31 "Exchange Cap" shall have the meaning set forth in Section 6.11;

2.32 "Exchange Date" shall mean the Optional Exchange Date or the Forced Exchange Date, as applicable;

2.33 "Exchange Price" shall mean $2.50 as may be adjusted from time to time in the manner set forth herein;

2.34 "Exchange Price Floor" means $2.00, which represents the lower of (i) the Nasdaq Official Closing Price for the Parent Common Shares (as reflected on Nasdaq.com) on the Subscription Date ($2.03) and (ii) the average Nasdaq Official Closing Price for the Parent Common Shares (as reflected on Nasdaq.com) for the five Trading Days immediately prior to and ending on the Subscription Date ($2.00), as such price may be adjusted to account for subsequent share dividend, share split, share combination, reclassification or similar transaction;

2.35 "Exchange Rate" shall have the meaning set forth in Section 6.1;

2.36 "Excluded Issuances" shall mean the sale or issuance of Parent Common Shares, or securities convertible into, exercisable or exchangeable for Parent Common Shares, (i) pursuant to any present or future employee, director or consultant benefit plan, program or practice of or assumed by the Parent or any of its Subsidiaries, (ii) pursuant to any option, warrant or right or exchangeable or convertible security outstanding as of the Issue Date, (including any Parent Common Shares delivered or deliverable pursuant to this Part C of this Article Fourth), (iii) as full or partial consideration for a merger, acquisition, consolidation, joint venture, strategic alliance, or other similar non-financing transaction, (iv) in connection with any litigation, investigation or legal proceeding (or threatened litigation, investigation or legal proceeding), (v) triggering an adjustment under any provision of Section 6.6 other than 6.6.4, (vi) in connection with the issuance of Series B-2 Preferred Stock pursuant to the Subscription Agreement and (vii) in whole or in part to one or more Holders, solely to the extent of such Parent Common Shares, or securities convertible into, exercisable or exchangeable for Parent Common Shares sold or issued to such Holders;

2.37 "Ex-Date" means the first date on which the Parent Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Parent or, if applicable from the seller of Parent Common Shares on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market;

2.38 "Forced Exchange Date" shall have the meaning set forth in Section 6.3;

2.39 "Forced Exchange Notice" shall have the meaning set forth in Section 6.3;

2.40 "Forced Exchange Notice Date" shall have the meaning set forth in Section 6.3;

2.41 "Holder" and, unless the context requires otherwise, "holder" shall each mean a holder of record of a share of Preferred Stock;

2.42 "Holder Exchange Right" shall have the meaning set forth in Section 6.1;

2.43 "Investor" shall mean the Oaktree Investor and the Engaged Capital Investor;

2.44 "Issue Date" shall mean the original date of issuance of the Preferred Stock;

2.45 "Issued Amount" shall mean meaning given in Section 6.11.1;

2.46 "Junior Stock" shall mean the Common Stock and each other class of the Company's capital stock or series of preferred stock established after the Issue Date, by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company;

2.47 "Liquidation Preference" shall mean, with respect to each share of Preferred Stock, $1,000.00, as adjusted pursuant to Sections 3.2, 3.5 and 3.6, in each case to the date of payment of the Liquidation Preference, the Exchange Date, the Optional Redemption Date or the Change of Control Redemption Date, as applicable;

2.48 "Make Whole Issuable Maximum" means 19.99% of the number of Parent Common Shares outstanding on the Trading Day immediately prior to the Issue Date, as such number may be adjusted to account for any subsequent share dividend, share split, share combination, reclassification of similar transactions;

2.49 "Market Value" shall mean the Average VWAP during a 20 consecutive Trading Day period ending on, and including, the Trading Day immediately prior to the date of determination;

2.50 "Non-Cash Dividend Election" shall have the meaning set forth in Section 3.2;

2.51 "Oaktree Investor" shall mean one or more Affiliates of Oaktree Principal Fund VI, L.P.;

2.52 "Oaktree Amended and Restated Investor Rights Agreement" shall mean the Amended and Restated Investor Rights Agreement, dated April 24, 2020, by and among the Parent, the Company and the Oaktree Investor, as amended, supplemented, restated, converted, exchanged or replaced from time to time;

2.53 "Officer" shall mean the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the General Counsel, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company;

2.54 "opening of business" shall mean 9:00 a.m. (Toronto time);

2.55 "Optional Exchange Date" shall have the meaning set forth in Section 6.1;

2.56 "Optional Exchange Notice" shall have the meaning set forth in Section 6.1;

2.57 "Optional Exchange Notice Date" shall have the meaning set forth in Section 6.1;

2.58 "Optional Parent Put Exchange Date" shall mean the date shares of Preferred Stock are exchanged for Parent Common Shares pursuant to an Optional Parent Put Right;

2.59 "Optional Parent Put Right" shall mean the right of a Holder to exchange shares of Preferred Stock for Parent Common Shares directly with the Parent pursuant to the Exchange Agreement;

2.60 "Optional Redemption Date" shall have the meaning set forth in Section 7.1;

2.61 "Optional Redemption Notice" shall have the meaning set forth in Section 7.3;

2.62 "Optional Redemption Price" shall have the meaning set forth in Section 7.2;

2.63 "OSA" shall mean the Securities Act (Ontario), as amended from time to time, and the regulations, rules and instruments promulgated thereunder;

2.64 "Ownership Notice" shall mean the notice of ownership of capital stock of the Company containing the information required to be set forth or stated on certificates pursuant to the Delaware General Corporation Law and, in the case of an issuance of capital stock by the Company, in substantially the form attached hereto as Exhibit E;

2.65 "Parent" shall mean SunOpta Inc., a company amalgamated under the Business Corporations Act (Canada);

2.66 "Parent Common Shares" shall mean the common shares of the Parent;

2.67 "Parity Stock" shall mean the Series A Preferred Stock, Series B-2 Preferred Stock and any class of capital stock or series of preferred stock established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company;

2.68 "Paying Agent" shall mean the Transfer Agent, acting in its capacity as paying agent for the Preferred Stock, and its successors and assigns, or any other Person appointed to serve as paying agent by the Company;

2.69 "Person" shall mean any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof;

2.70 "PIF" means a personal information form in accordance with the requirements of the TSX;

2.71 "Post CoC Exchange Cap" shall have the meaning set forth in Section 6.11.4;

2.72 "Preferred Stock" shall mean the Series B-1 Preferred Stock of the Company authorized pursuant to this Part C of this Article Fourth;

2.73 "Prospective Debt Financing" shall mean the debt financing to be entered into on or about April 24, 2020 in the amount of approximately $25 million, as referenced in the Parent's news release and Form 8-K dated as of March 19, 2020 and any third-party financing for the inventory of Opus Foods Mexico, S.A. de C.V. or its Affiliates;

2.74 "Redeeming Party" shall have the meaning set forth in Section 8.2;

2.75 "Reference Property" shall have the meaning set forth in Section 6.6;

2.76 "Rights Plan Exchange Cap" shall have the meaning set forth in Section 6.2;

2.77 "SEC" shall mean the Securities and Exchange Commission;

2.78 "Second Lien Indenture" shall mean that certain indenture, dated as of October 20, 2016, among the Company, the guarantors from time to time party thereto and U.S. Bank National Association, as trustee and notes collateral agent, relating to the 9.5% Senior Secured Second Lien Notes due 2022 of the Company, as amended, supplemented, restated, converted, exchanged, replaced or modified from time to time;

2.79 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

2.80 "Securities Exchange" shall mean an exchange registered with the SEC under Section 6(a) of the Exchange Act or the Toronto Stock Exchange;

2.81 "Securities Representations" shall mean, for a prospective exchange of Preferred Stock for Parent Common Shares by a Holder, representations by such Holder that (i) it will satisfy the definition of "accredited investor" of National Instrument 45-106 - Prospectus Exemptions at the time of such exchange and (ii) either such exchange will (x) not be exercised in the United States or by or on behalf of a U.S. Person or (y) be exempt from registration under the Securities Act and applicable state securities laws;

2.82 "Senior Debt Agreements" shall mean the Second Lien Indenture, the ABL Agreement and the Prospective Debt Financing;

2.83 "Senior Stock" shall mean each class of capital stock or series of preferred stock of the Company established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company;

2.84 "Series A Preferred Stock" shall mean the Series A Preferred Stock, par value $0.001 per share, of the capital stock of the Company;

2.85 "Series B-2 Preferred Stock" shall mean the Series B-2 Preferred Stock, par value $0.001 per share, of the capital stock of the Company;

2.86 "Shareholder Rights Plan" means the amended and restated shareholder rights plan agreement dated as of November 10, 2015 between Parent and American Stock Transfer and Trust Company, LLC, as rights agent, as amended and restated as of April 18, 2016 as further amended, restated, succeeded or replaced from time to time, and any similar plan adopted from time to time;

2.87 "Shelf Registration Statement" shall mean a shelf registration statement filed by the Parent with the SEC covering resales of Transfer Restricted Securities by holders thereof;

2.88 "Subscription Agreement" shall mean the securities subscription agreement dated as of April 15, 2020 between the Oaktree Investor, the Engaged Capital Investor, the Parent and the Company;

2.89 "Subscription Date" shall mean the date the parties entered into the Subscription Agreement;

2.90 "Subsidiary" shall mean, as to any Person, any corporation or other entity of which: (a) such Person or a Subsidiary of such Person is a general partner or, in the case of a limited liability company, the managing member or manager thereof; (b) at least a majority of the outstanding equity interest having by the terms thereof ordinary voting power to elect a majority of the board of directors or similar governing body of such corporation or other entity (irrespective of whether or not at the time any equity interest of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries; or (c) any corporation or other entity as to which such Person consolidates for accounting purposes.  For the avoidance of doubt, for purposes of this Certificate of Incorporation, each of the Company and its Subsidiaries shall be considered a Subsidiary of the Parent;

2.91 "Trading Day" shall mean a day during which trading in securities generally occurs on the principal Securities Exchange on which the Parent Common Shares are traded or, if the Parent Common Shares are not traded on a Securities Exchange, then a United States or Canadian national or regional securities exchange on which the Parent Common Shares are traded.  If the Parent Common Shares are not so traded, "Trading Day" shall mean a Business Day;

2.92 "Transfer Agent" shall mean, as applicable, TMX Equity Transfer Services or American Stock Transfer & Trust Company, LLC, acting as the Parent's duly appointed transfer agent, registrar, exchange agent and dividend disbursing agent for the Parent Common Shares, or the Company's duly appointed transfer agent, registrar, exchange agent and dividend disbursing agent for the Preferred Stock, if any, or if none an Officer, and in each case their successors and assigns, or any other person appointed to serve as transfer agent, registrar, exchange agent, conversion agent and dividend disbursing agent by the Parent or the Company, as applicable;

2.93 "Transfer Restricted Securities" shall mean each share of Parent Common Shares received upon exchange of a share of Preferred Stock until (a) such shares of Parent Common Shares shall be freely tradable pursuant to an exemption from registration under the Securities Act under Rule 144 thereunder (without restrictions or limitations with respect to volume or manner of sale or subject to any conditions), or (b) the resale of such shares of Parent Common Shares under an effective Shelf Registration Statement, in each case unless otherwise agreed to by the Company and the Holder thereof;

2.94 "Trigger Event" shall have the meaning set forth in Section 6.6.7;

2.95 "TSX" shall mean the Toronto Stock Exchange or any successor thereto;

2.96 "Voting Shares" shall have the meaning set forth in Section 6.2;

2.97 "VWAP" per share of Parent Common Shares on any Trading Day shall mean the per share volume-weighted average price as displayed on Bloomberg page "STKL <Equity> AQR" (or its equivalent successor if such page is not available) in respect of the period from 9:30 a.m. to 4:00 p.m., Toronto time, on such Trading Day; or, if such price is not available, "VWAP" shall mean the market value per share of Parent Common Shares on such Trading Day as determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained by the Company for this purpose; and

3. Dividends.

3.1 Holders shall be entitled to receive, with respect to each share of Preferred Stock prior to any distributions made in respect of any Junior Stock in respect of the same fiscal quarter, out of funds legally available for payment, cash dividends ("Cash Dividends") on the sum of the Liquidation Preference plus the Accumulated Cash Dividends in each case in effect immediately after the last day of the immediately prior fiscal quarter (or if there has been no prior full fiscal quarter, the Issue Date), computed on the basis of a 360-day year consisting of twelve 30-day months, at the applicable Dividend Rate.  To the extent the Board of Directors so declares, Cash Dividends shall be payable in arrears on each Dividend Payment Date for the fiscal quarter ending immediately prior to such Dividend Payment Date (or with respect to the first Dividend Payment Date, for the period commencing on the Issue Date and ending on the last day of the fiscal quarter following the Issue Date), to the Holders as they appear on the Company's stock register at the close of business on the relevant Dividend Record Date.  Dividends on the Preferred Stock shall accrue and become Accrued Dividends on a day-to-day basis from the last day of the most recent fiscal quarter, or if there has been no prior full fiscal quarter, from the Issue Date, until Cash Dividends are paid pursuant to this Section 3.1 in respect of such accrued amounts or the Liquidation Preference is increased in respect of such accrued amounts pursuant to Sections 3.2, 3.5 or 3.6.

3.2 Notwithstanding anything to the contrary in Section 3.1, the Company may, at the sole election of the Board of Directors, with respect to any dividend declared in respect of any fiscal quarter ending prior to the Dividend Change Date, elect (a "Non-Cash Dividend Election") to have the amount equal to the applicable Dividend Rate multiplied by the Liquidation Preference in effect immediately after the last day of the immediately prior fiscal quarter (or if there has been no prior full fiscal quarter, the Issue Date), computed on the basis of a 360-day year consisting of twelve 30-day months to be added, for each share of Preferred Stock, to the Liquidation Preference in lieu of paying Cash Dividends.  If the Company fails to declare or pay a Cash Dividend in respect of any fiscal quarter ending prior to the Dividend Change Date or declares and pays a Cash Dividend for such quarter in an amount less than the amount of Accrued Dividends on the last day of such quarter, and the Company does not make a Non-Cash Dividend Election in respect thereof, then the Company shall be deemed to have made, for each share of Preferred Stock, a Non-Cash Dividend Election for the portion of the Liquidation Preference in respect of which the Cash Dividend is unpaid.

3.3 If the Company fails to declare or pay a Cash Dividend in respect of any fiscal quarter ending after the Dividend Change Date or declares and pays a Cash Dividend for such quarter in an amount less than the amount of Accrued Dividends on the last day of such quarter, then the amount of Cash Dividend that is unpaid in respect of such quarter shall be deemed to be Accumulated Cash Dividends.

3.4 The Board of Directors may from time to time declare and pay additional dividends on such date or dates as the Board of Directors may determine, from all or any part of the Accumulated Cash Dividends out of the moneys of the Company properly applicable to the payment of dividends, and the payment of any such dividends shall reduce the Accumulated Cash Dividends.

3.5 Notwithstanding anything to the contrary herein, if any shares of Preferred Stock are exchanged into Parent Common Shares in accordance with the Certificate of Incorporation or pursuant to an Optional Parent Put Right during the period between the close of business on any Dividend Record Date and the close of business on the corresponding Dividend Payment Date:

3.5.1.  in respect of a fiscal quarter ending prior to the Dividend Change Date, the Accrued Dividends on the applicable Exchange Date, at the Company's option, shall either (x) be paid in cash on or prior to the date of such Dividend Payment Date or (y) not be paid in cash, be deemed to be Accumulated PIK Dividends and be added to the Liquidation Preference for purposes of such exchange;

3.5.2. in respect of a fiscal quarter ending after the Dividend Change Date, the Accrued Dividends on the applicable Exchange Date shall be paid in cash on or prior to the date of such Dividend Payment Date;

For the avoidance of doubt, such Accrued Dividends shall include dividends accruing from the last day of the most recently preceding fiscal quarter to, but not including, the applicable Exchange Date.  The Holders at the close of business on a Dividend Record Date shall be entitled to receive any dividend paid as a Cash Dividend on those shares on the corresponding Dividend Payment Date.

3.6 Notwithstanding anything to the contrary herein, if any shares of Preferred Stock are redeemed by the Company in accordance with this this Part C of this Article Fourth during the period between the close of business on any Dividend Record Date and the close of business on the corresponding Dividend Payment Date.

3.6.1. in respect of a fiscal quarter ending prior to the Dividend Change Date, the Accrued Dividends on the date of redemption with respect to such shares of Preferred Stock shall be deemed to be Accumulated PIK Dividends and shall be added to the Liquidation Preference for purposes of such redemption;

3.6.2. in respect of a fiscal quarter ending after the Dividend Change Date, the Accrued Dividends on the date of redemption with respect to such shares of Preferred Stock shall be paid in cash on or prior to the such Dividend Payment Date.

For the avoidance of doubt, such Accrued Dividends shall include dividends accruing from the last day of the most recently preceding fiscal quarter to, but not including, the Optional Redemption Date or the Change of Control Redemption Date, as applicable.  The Holders at the close of business on a Dividend Record Date shall be entitled to receive any dividend paid as a Cash Dividend on those shares on the corresponding Dividend Payment Date.

4. Voting and Protective Provisions.

4.1 Holders shall not have any rights to notice of, to attend at or to vote at any meetings of the shareholders of the Company except as set forth in this Section 4 or as otherwise from time to time specifically required by the Delaware General Corporation Law or the Certificate of Incorporation.

4.2 So long as any shares of Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by the Delaware General Corporation Law or the Certificate of Incorporation, the affirmative vote or consent of the holders representing at least a majority of the outstanding shares of Preferred Stock, voting together as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating the actions set forth below, whether by amendment to the Certificate of Incorporation, by merger, consolidation or otherwise:

4.2.1. any issuance, authorization or creation of, or any increase by the Company in the issued or authorized amount of, any specific class or series of Parity Stock or Senior Stock, including the issuance of any Series B-2 Preferred Stock other than pursuant to the terms of the Subscription Agreement;

4.2.2. any increase in the number of issued or authorized amount of Preferred Stock, or any reissuance thereof;

4.2.3. any exchange, reclassification or cancellation of the Preferred Stock, other than as provided in the Certificate of Incorporation including Section 6; or

4.2.4. any amendment, modification or alteration of, or supplement to, the Certificate of Incorporation that would materially and adversely affect the rights, preferences, privileges or voting powers of the Preferred Stock or any Holder.

4.3 Notwithstanding anything to the contrary herein, without the consent of the Holders, the Company, acting in good faith, may amend, alter, supplement or repeal any terms of the Preferred Stock by amending or supplementing the Certificate of Incorporation or any stock certificate representing shares of the Preferred Stock:

4.3.1. to cure any ambiguity, omission, inconsistency or mistake in any such instrument in a manner that is not inconsistent with the provisions of the Certificate of Incorporation and that does not adversely affect the rights, preferences, privileges or voting powers of the Preferred Stock or any Holder;

4.3.2. to make any provision with respect to matters or questions relating to the Preferred Stock that is not inconsistent with the provisions of the Certificate of Incorporation and that does not adversely affect the rights, preferences, privileges or voting powers of the Preferred Stock or any Holder; or

4.3.3. to make any other change that does not adversely affect the rights, preferences, privileges or voting powers of the Preferred Stock or any Holder (other than any Holder that consents to such change).

4.4 Prior to the actual delivery of such Parent Common Shares on the applicable Exchange Date, the Parent Common Shares due upon exchange of the Preferred Stock shall not be deemed to be delivered and Holders shall have no voting rights with respect to such shares of Parent Common Shares solely by virtue of holding the Preferred Stock.

4.5 In exercising the voting rights set forth in Section 4.2, each share of Preferred Stock shall be entitled to one vote.

4.6 The rules and procedures for calling and conducting any meeting of the Holders (including the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other procedural aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Certificate of Incorporation, the bylaws of the Company and applicable law.

5. Liquidation Rights.

5.1 In the event of any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, each Holder shall be entitled to receive, in respect of each share of Preferred Stock, and to be paid out of the assets of the Company available for distribution to its stockholders, after satisfaction of liabilities to holders of shares of Senior Stock, if any, in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, an amount equal to the greater of (i) the Liquidation Preference plus the Accumulated Cash Dividends, and (ii) the sum of (A) the product of the Exchange Rate multiplied by the Market Value as of the effective date of such liquidation, winding up or dissolution  plus (B) the Accumulated Cash Dividends thereon.

5.2 In the event of any liquidation, winding-up or dissolution of the Parent, whether voluntary or involuntary, each Holder shall be entitled to receive, in respect of such shares of Preferred Stock, and to be paid out of the assets of the Company available for distribution to its stockholders, in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, an amount equal to the greater of (i) the Liquidation Preference plus the Accumulated Cash Dividends thereon and (ii) the amount such Holder would have received had such Holder, immediately prior to such liquidation, winding-up or dissolution of the Parent, exchanged such Preferred Stock for Parent Common Shares in accordance with Section 6.1.  Such payment shall be made regardless of whether there is a liquidation, winding-up or dissolution of the Company.

5.3 Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding up or dissolution of its business), nor the merger or consolidation of the Company into or with any other Person shall be deemed to be a liquidation, winding-up or dissolution, voluntary or involuntary, for the purposes of this Section 5.

5.4 After the payment in full to the Holders of the amounts provided for in this Section 5, the Holders of shares of Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company in respect of their ownership of such Preferred Stock.

5.5 In the event the assets of the Company available for distribution to the Holders upon any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to Section 5.1 and 5.2, no such distribution shall be made on account of any shares of Parity Stock upon such liquidation, dissolution or winding-up unless proportionate distributable amounts shall be paid on account of the shares of Preferred Stock, equally and ratably, in proportion to the full distributable amounts for which Holders of all Preferred Stock and of any Parity Stock are entitled upon such liquidation, winding-up or dissolution.

6. Exchange.

6.1 The Holders shall have the right (the "Holder Exchange Right"), subject to the Exchange Cap and the Rights Plan Exchange Cap, to exchange their shares of Preferred Stock, in whole or in part, into that number of whole shares of Parent Common Shares for each share of Preferred Stock equal to the quotient of (i) the Liquidation Preference then in effect divided by (ii) the Exchange Price then in effect, with such adjustment or cash payment for fractional shares as the Company may elect pursuant to Section 10 (such quotient, the "Exchange Rate").  To exchange shares of Preferred Stock into shares of Parent Common Shares pursuant to this Section 6.1, such Holder shall give written notice (the "Optional Exchange Notice") to the Company, signed by such Holder or its duly authorized attorney or agent, stating that such Holder elects to so exchange shares of Preferred Stock and shall state therein: (A) the number of shares of Preferred Stock to be exchanged, (B) a representation by such Holder that the exchange of such number of shares will not cause such Holder to exceed the Beneficial Ownership Exchange Cap or the Rights Plan Exchange Cap, if applicable, (C) the name or names in which such Holder wishes the Parent Common Shares to be delivered, (D) the Holder's computation of the number of shares of Parent Common Shares to be received by such Holder, (E) the exchange date (the "Optional Exchange Date"), being a Business Day not less than three (3) nor more than five (5) Business Days after the date upon which the Optional Exchange Notice is received by the Company (the "Optional Exchange Notice Date"), (F) the Exchange Price on the Optional Exchange Date, (G) the Securities Representations, (H) in the case of the Engaged Capital Investors, shall include a certification of the Holder that the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX, and (I) in the case of the Engaged Capital Investors, shall include a reply certification to be made by a senior officer of the Parent that the Parent has made reasonable inquiries to verify that, and to the best of the Parent's knowledge it is accurate that, the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX. If no Optional Exchange Date is specified in the Optional Exchange Notice, the Optional Exchange Date shall be deemed to be the fifth Business Day after the Optional Exchange Notice Date.  If a Holder validly delivers the Optional Exchange Notice in accordance with this Section 6.1, the Company shall deliver the shares of Parent Common Shares as soon as reasonably practicable, but not later than five (5) Business Days after the Optional Exchange Date; and in the case of an exchange by the Engaged Capital Investors, a senior officer of the Parent shall certify that the Parent has made reasonable inquiries to verify that, and to the best of the Parent's knowledge it is accurate that, the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX. Notwithstanding the foregoing, in the case of any shares of Preferred Stock subject to the Rights Plan Exchange Cap, the Optional Exchange Date may be no sooner than sixty-one days following the Optional Exchange Notice Date and no shares of Parent Common Shares will be delivered in respect of such Preferred Stock at any time prior to sixty-one days following the Optional Exchange Notice Date. Notwithstanding the foregoing, the Engaged Capital Investors may not deliver an Optional Exchange Notice under this Section 6.1, and the Company shall not deliver Parent Common Shares to the Engaged Capital Investors under this Section 6.1, prior to such date on which the TSX has confirmed to the Parent, the Company and the Engaged Capital Investors that the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX.

6.2 To the extent of any shares of Preferred Stock that could be exchanged for Parent Common Shares pursuant to a Holder Exchange Right where, as a result, such Holder would be deemed to be the Beneficial Owner of in excess of 19.99% of the number of Parent Common Shares or any other shares in the capital stock of the Parent entitled to vote generally for the election of directors ("Voting Shares") outstanding immediately after giving effect to such exchange under the terms of the Shareholder Rights Plan (such limit, the "Rights Plan Exchange Cap"), the Holder may not become the Beneficial Owner of such Parent Common Shares until the lapse of sixty-one days following the date of the exercise of a Holder Exchange Right for such shares of Preferred Stock.  For the purposes of this Section 6.2, the determination of percentage ownership of Voting Shares Beneficially Owned by any Holder shall be made in accordance with the terms and conditions of the Shareholder Rights Plan.

6.3 The Company shall have the right to cause all but not less than all the outstanding shares of Preferred Stock, except those shares of Preferred Stock subject to the Exchange Cap and the Rights Plan Exchange Cap, to be exchanged into that number of whole shares of Parent Common Shares for each share of Preferred Stock equal to the Exchange Rate then in effect, with such adjustment or cash payment for fractional shares as the Company may elect pursuant to Section 10; provided, however that in order for the Company to exercise such right, either (i) on or after the third anniversary of the Issue Date, the Average VWAP per share of the Parent Common Shares during a 20 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Forced Exchange Notice Date shall be greater than 200% of the Exchange Price then in effect or (ii) fewer than 10% of the shares of Preferred Stock issued on the Issue Date remain outstanding.  To exchange shares of Preferred Stock into shares of Parent Common Shares pursuant to this Section 6.3, the Company shall give not less than thirty (30) days' written notice (the "Forced Exchange Notice" and the date of such notice, the "Forced Exchange Notice Date") to each Holder stating that the Company elects to force exchange of such shares of Preferred Stock pursuant to this Section 6.3 and shall state therein (A) the exchange date (the "Forced Exchange Date" ), (B) the number of such Holder's shares of Preferred Stock to be exchanged, if known, (C) the Exchange Price on the Forced Exchange Date, (D) the Company's computation of the number of shares of Parent Common Shares to be received by the Holder, (E) the basis of such forced exchange (being (i) or (ii) above), (F) the surrender locations specified in Section 6.4 and (G) in the case of the Engaged Capital Investors, shall include a certification to be made by a senior officer of the Parent that the Parent has made reasonable inquiries to verify that, and to the best of the Parent's knowledge it is accurate that, the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX.  Each Holder shall deliver to the Company written notice of the number Parent Common Shares held by such Holder for the purpose of the Beneficial Ownership Exchange Cap and the Rights Plan Exchange Cap within three Business Days of the Forced Exchange Notice, and again upon each change in such number of shares preceding the Forced Exchange Date, and in the case of the Engaged Capital Investors, such first notice shall include a certification of the Holder that the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX. If the Company validly delivers a Forced Exchange Notice to a Holder in accordance with this Section 6.3, the Company shall deliver the shares of Parent Common Shares as soon as reasonably practicable, but not later than ten Business Days after the Forced Exchange Date, and in the case of an exchange with respect to the Engaged Capital Investors, a senior officer of the Parent shall certify that the Parent has made reasonable inquiries to verify that, and to the best of the Parent's knowledge it is accurate that, the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX. Notwithstanding anything to the contrary in this Section 6.3, a Holder may exercise an Optional Parent Put Right after receipt of a Forced Exchange Notice, provided the Optional Parent Put Exchange Date precedes the Forced Exchange Date by at least five Business Days.  Upon the exchange of shares of Preferred Stock pursuant to such Optional Parent Put Right, such Forced Exchange Notice shall be rendered void in respect of such shares. The Company may not exercise its rights under this Section 6.3 unless the Parent Common Shares delivered to the Holders under this Section 6.3 are freely tradable by the Holders under the OSA, the Securities Act and the Exchange Act.  In the event the Exchange Cap or the Rights Plan Exchange Cap prevents the issuance of all or any part of the Parent Common Shares otherwise required to be delivered to a Holder pursuant to this Section 6.3, the Company shall delay delivery of such Parent Common Shares until the Exchange Cap or the Rights Plan Exchange Cap, as applicable, no longer prevents such delivery, provided that if after 90 days the Exchange Cap or the Rights Plan Exchange Cap, as applicable, still prevents such deliver, the Company shall cause such shares to be sold to a third party and deliver the proceeds of such sale to the applicable Holder.  Notwithstanding the foregoing, the Company may not deliver a Forced Exchange Notice under this Section 6.3 to the Engaged Capital Investors, and the Company shall not deliver Parent Common Shares to the Engaged Capital Investors under this Section 6.3, prior to such date on which the TSX has confirmed to the Parent, the Company and the Engaged Capital Investors that the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX.

6.4 Upon exchange, each Holder shall surrender to the Company the certificates representing any shares of Preferred Stock held in certificated form to be exchanged during usual business hours at its principal place of business or the offices of its duly appointed Transfer Agent maintained by it, accompanied by (i) (if so required by the Company or its duly appointed Transfer Agent) a written instrument or instruments of transfer in form reasonably satisfactory to the Company or its duly appointed Transfer Agent duly executed by the Holder or its duly authorized legal representative and (ii) transfer tax stamps or funds therefor, if required pursuant to Section 6.10.

6.5 Except to the extent that a Holder is not able to exchange its shares of Preferred Stock into Parent Common Shares as a result of the Exchange Cap or the Rights Plan Exchange Cap, on the applicable Exchange Date, dividends shall cease to accrue on the shares of Preferred Stock so exchanged and all other rights with respect to the shares of Preferred Stock so exchanged, including the rights, if any, to receive notices, will terminate, except only the rights of Holders thereof to receive the number of whole Parent Common Shares into which such shares of Preferred Stock have been exchanged (with such adjustment or cash payment for fractional shares as the Company may elect pursuant to Section 10).  As promptly as practical after the exchange of any shares of Preferred Stock into Parent Common Shares, the Company shall deliver or cause to be delivered to the applicable Holder an ownership notice identifying the number of full shares of Parent Common Shares to which such Holder is entitled, a cash payment in respect of fractional shares in accordance with Section 10 and a cash payment in respect of the Accumulated Cash Dividends in respect of the shares of Preferred Stock exchanged.  If less than all the shares of Preferred Stock represented by a certificate or certificates surrendered by a Holder pursuant to Section 6.4 are to be exchanged, the Holder shall be entitled to receive, at the expense of the Company, a new certificate representing the shares of Preferred Stock represented by the surrendered certificate or certificates that are not to be exchanged.

6.6 The Exchange Price shall be subject to the following adjustments (except as provided in Section 6.7):

6.6.1. If the Parent pays a dividend (or other distribution) in shares of Parent Common Shares to holders of the Parent Common Shares, in their capacity as holders of Parent Common Shares, then the Exchange Price in effect immediately following the record date for such dividend (or distribution) shall be divided by the following fraction:

OS1
OS0

where

OS0 = the number of Parent Common Shares outstanding immediately prior to the record date for such dividend or distribution; and

OS1 = the sum of (A) the number of Parent Common Shares outstanding immediately prior to the record date for such dividend or distribution and (B) the total number of Parent Common Shares constituting such dividend.

6.6.2. If the Parent issues to holders of Parent Common Shares, in their capacity as holders of Parent Common Shares, rights, options or warrants entitling them to subscribe for or purchase shares of Parent Common Shares at less than the Market Value determined on the Ex-Date for such issuance, then the Exchange Price in effect immediately following the close of business on the Ex-Date for such issuance shall be divided by the following fraction:

where

OS0 = the number of shares of Parent Common Shares outstanding at the close of business on the record date for such issuance;

X = the total number of shares of Parent Common Shares issuable pursuant to such rights, options or warrants; and

Y = the number of shares of Parent Common Shares equal to the aggregate price payable to exercise such rights, options or warrants divided by the Market Value determined as of the Ex-Date for such issuance.

To the extent that such rights, options or warrants are not exercised prior to their expiration or Parent Common Shares are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Exchange Price shall be readjusted to such Exchange Price that would have then been in effect had the adjustment made upon the issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Parent Common Shares actually delivered.  If such rights, options or warrants are only exercisable upon the occurrence of certain triggering events, then the Exchange Price shall not be adjusted until such triggering events occur.  In determining the aggregate offering price payable for such shares of Parent Common Shares, the exchange agent shall take into account any consideration received for such rights, options or warrants and the value of such consideration (if other than cash, to be determined by the Board of Directors).

6.6.3. If the Parent subdivides, combines or reclassifies the shares of Parent Common Shares into a greater or lesser number of shares of Parent Common Shares, then the Exchange Price in effect immediately following the effective date of such share subdivision, combination or reclassification shall be divided by the following fraction:

OS1
OS0

where

OS0 = the number of Parent Common Shares outstanding immediately prior to the effective date of such share subdivision, combination or reclassification; and

OS1 = the number of Parent Common Shares outstanding immediately after the opening of business on the effective date of such share subdivision, combination or reclassification.

6.6.4. Except for any Excluded Issuances, if the Parent issues any Parent Common Shares or securities convertible or exchangeable into Parent Common Shares for a consideration per share that is less than the Exchange Price in effect immediately prior to such issuance, then the Exchange Price in effect immediately prior to such issuance shall be adjusted in accordance with the following formula:

where

EP2 = new Exchange Price after giving effect to issuance of additional Parent Common Shares or securities exchangeable or convertible into Parent Common Shares ("New Issue");

EP1 = Exchange Price in effect immediately prior to the New Issue;

OS0 = number of Parent Common Shares deemed to be outstanding immediately prior to the New Issue on a fully diluted basis, including on the conversion, exercise or exchange of any convertible, exercisable or exchangeable securities;

X = aggregate consideration received by the Parent with respect to the New Issue divided by EP1; and

Y = number of Parent Common Shares issued, or issuable on exchange or conversion, in the New Issue;

provided that no such adjustment to the Exchange Price shall cause the Exchange Price to be adjusted below the Exchange Price Floor.  For the avoidance of doubt, in the event such adjustment would cause the Exchange Price to be lower than the Exchange Price Floor but for the immediately preceding proviso, then the Exchange Price shall be equal to the Exchange Price Floor.

6.6.5. In the case of: (A) any recapitalization, reclassification or change of the Parent Common Shares (other than changes resulting from a subdivision or combination), (B) any consolidation, merger or combination involving the Parent, (C) any sale, lease or other transfer to a third party of the consolidated assets of the Parent and its Subsidiaries substantially as an entirety, or (D) any statutory share exchange, as a result of which the Parent Common Shares are converted into, or exchanged for, shares, other securities, other property or assets (including cash or any combination thereof) (any such transaction or event, a "Capital Reorganization"), then, at and after the effective time of such Capital Reorganization, the right to exchange each share of Preferred Stock shall be changed into a right to exchange such share into the kind and amount of shares, other securities or other property or assets (or any combination thereof) that a holder of a number of Parent Common Shares equal to the Exchange Rate immediately prior to such Capital Reorganization would have owned or been entitled to receive upon such Capital Reorganization (such shares, securities or other property or assets, the "Reference Property").  If the Capital Reorganization causes the Parent Common Shares to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), then the Reference Property into which the Preferred Stock will be exchangeable shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Parent Common Shares that affirmatively make such an election. The Parent shall notify Holders of such weighted average as soon as practicable after such determination is made. None of the foregoing provisions shall affect the right of a Holder of Preferred Stock to exchange its Preferred Stock into Parent Common Shares pursuant to Section 6.1 prior to the effective time of such Capital Reorganization.  Notwithstanding Sections 6.6.1 to 6.6.4, no adjustment to the Exchange Price shall be made for any Capital Reorganization to the extent shares, securities or other property or assets become the Reference Property receivable upon exchange of Preferred Stock.

6.6.6. Notwithstanding anything herein to the contrary, no adjustment under this Section 6.6 need be made to the Exchange Price unless such adjustment would require an increase or decrease of at least $0.01.  Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least $0.01 of the Exchange Price.

6.6.7. Notwithstanding any other provisions of this Section 6.6, rights or warrants distributed by the Parent to holders of Parent Common Shares, in their capacity as holders of Parent Common Shares, entitling the holders thereof to subscribe for or purchase shares of the Parent's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (A) are deemed to be transferred with such shares of Parent Common Shares; (B) are not exercisable; and (C) are also issued in respect of future issuances of Parent Common Shares, shall be deemed not to have been distributed for purposes of this Section 6.6 (and no adjustment to the Exchange Price under this Section 6.6 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Exchange Price shall be made under Section 6.6.2.  In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to an Exchange Price under this Section 6.6 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, such Exchange Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Parent Common Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Parent Common Shares as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise thereof, such Exchange Price shall be readjusted as if such expired or terminated rights and warrants had not been issued.  To the extent that the Parent has a rights plan or agreement in effect upon exchange of the Preferred Stock, which rights plan provides for rights or warrants of the type described in this clause, then upon exchange of Preferred Stock the Holder will receive, in addition to the Parent Common Shares to which he is entitled, a corresponding number of rights in accordance with the rights plan, unless a Trigger Event has occurred and the adjustments to the Exchange Price with respect thereto have been made in accordance with the foregoing.  In lieu of any such adjustment, the Parent may amend such applicable stockholder rights plan or agreement to provide that upon exchange of the Preferred Stock the Holders will receive, in addition to the Parent Common Shares issuable upon such exchange, the rights that would have attached to such Parent Common Shares if the Trigger Event had not occurred under such applicable stockholder rights plan or agreement.

6.6.8. The Company reserves the right to make such reductions in the Exchange Price in addition to those required in the foregoing provisions as it considers advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights will not be taxable to the recipients.  In the event the Company elects to make such a reduction in the Exchange Price, the Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder if and to the extent that such laws and regulations are applicable in connection with the reduction of the Exchange Price.

6.7 Notwithstanding anything to the contrary in Section 6.6, if the Holders are (i) entitled to participate in a distribution or transaction to which Section 6.6.2 applies as if they held a number of shares of Parent Common Shares issuable upon exchange of the Preferred Stock immediately prior to such event, without having to exchange their shares of Preferred Stock, or (ii) entitled to participate in a distribution or transaction to which Section 6.6.4 applies in proportion to their holdings of Parent Common Shares on an as exchanged basis, then for purposes of determining the Exchange Price pursuant to Section 6.6.2 or Section 6.6.4 both the number of Parent Common Shares issued or issuable in such transaction or distribution and the aggregate price or consideration received by the Company shall be reduced by multiplying such number, price or consideration by a fraction equal to (A) the aggregate amount of consideration paid by those Holders of Preferred Stock who actually elect to exercise any rights, options, or warrants, distributed to them in such distribution or transaction or to purchase Parent Common Shares or securities convertible or exchangeable into Parent Common Shares, divided by (B) the aggregate consideration that would have been paid by all Holders of Preferred Stock if such Holders had elected to fully participate in such distribution or transaction.

6.8 If the Company shall take a record of the holders of its Parent Common Shares for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter (and before the dividend or distribution has been paid or delivered to stockholders) abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in any Exchange Price then in effect shall be required by reason of the taking of such record.

6.9 Upon any increase or decrease in the Exchange Price, then, and in each such case, the Company promptly shall deliver to each Holder a certificate signed by an Officer, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Exchange Price then in effect following such adjustment.

6.10 The delivery of certificates for Parent Common Shares upon the exchange of shares of Preferred Stock and the delivery of any Ownership Notice, whether at the request of a Holder or upon the exchange of shares of Preferred Stock, shall each be made without charge to the Holder or recipient of shares of Preferred Stock for such certificates or Ownership Notice or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby or such Ownership Notice or the securities identified therein, and such certificates or Ownership Notice shall be delivered in the respective names of, or in such names as may be directed by, the applicable Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the delivery of any such certificate in a name other than that of the Holder of the shares of the relevant Preferred Stock and the Company shall not be required to deliver any such certificate or Ownership Notice unless or until the Person or Persons requesting the delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

6.11 Exchange Caps

6.11.1. No shares of Preferred Stock may be exchanged pursuant to Section 6.1 or Section 6.3 if and to the extent that, as a result of the delivery to the Holder of Parent Common Shares upon such exchange such Holder would beneficially own in excess of 19.99% of the number of Parent Common Shares outstanding immediately after giving effect to such exchange (such limit, the "Beneficial Ownership Exchange Cap").  For purposes of the foregoing sentence, the aggregate number of Parent Common Shares beneficially owned by such Holder shall include, in addition to Common Shares beneficially owned, the number of Parent Common Shares deliverable upon exchange of the Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude Parent Common Shares which would be deliverable upon (i) exchange of the remaining, unexchanged portion of the Preferred Stock beneficially owned by such Holder and (ii) exercise, conversion or exchange of the unexercised, unconverted or unexchanged portion of any other securities exercisable, convertible or exchangeable into Parent Common Shares beneficially owned by such Holder (including, without limitation, any exchangeable notes or exchangeable preferred stock or warrants) subject to a limitation on conversion, exercise or exchange analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.11.1, beneficial ownership shall be calculated in accordance with Rule 13d-3 (without giving any effect to paragraph (b) of Rule 13d-3) and Rule 13d-5 under the Exchange Act.  Any purported delivery of Parent Common Shares upon exchange of Preferred Stock shall be void and have no effect if such delivery would result in the applicable Holder becoming the beneficial owner of more than the Beneficial Ownership Exchange Cap.

6.11.2. No shares of Preferred Stock may be exchanged pursuant to Section 6.1 or Section 6.3 if and to the extent that, as a result of the delivery to the Holder of Parent Common Shares upon such exchange such Holder would become the Beneficial Owner of the number of Voting Shares in excess of the Rights Plan Exchange Cap.

6.11.3. If the number of Parent Common Shares into which shares of Preferred Stock have been exchanged in accordance with both the Certificate of Incorporation and any Optional Parent Put Right (the "Issued Amount") exceed the Make Whole Issuable Maximum, then the Change of Control Redemption Premium shall thereafter be zero dollars ($0.00).

6.11.4. If any shares of Preferred Stock are redeemed pursuant to Section 8.2 at a Change of Control Redemption Price in which the Change of Control Redemption Premium is greater than zero dollars ($0.00), in the event that any shares of Preferred Stock are subsequently exchanged into Parent Common Shares pursuant to Section 6.1 or Section 6.3, the number of Parent Common Shares into which such shares of Preferred Stock may be exchanged shall not exceed the amount equal to (i) the Make Whole Issuable Maximum less (ii) the Issued Amount (such limit, the "Post CoC Exchange Cap", together with the Beneficial Ownership Exchange Cap, the "Exchange Cap").

6.12 Any shares of Parent Common Shares delivered pursuant to this Section 6 shall be validly issued, fully paid and non-assessable (except as such non-assessability may be affected by matters of any provincial, state or federal law), free and clear of any liens, claims, rights or encumbrances other than those arising under by law or the Certificate of Incorporation or created by the Holders thereof.

7. Redemption.

7.1 On or after the first Business Day that is five years after the Issue Date, the Company shall have the right, subject to applicable law, to redeem all but not less than all shares of Preferred Stock from any source of funds legally available for such purpose.  Any redemption by the Company pursuant to this Section 7 shall be subject to compliance with the provisions of the Senior Debt Agreements and any other agreements governing the Company's and the Parent's future or existing outstanding indebtedness.  Any such redemption shall occur on a date set by the Company on not less than thirty (30) days' notice to the Holders (the "Optional Redemption Date").  Notwithstanding anything to the contrary in this Section 7.1, a Holder may exercise an Optional Parent Put Right after receipt of an Optional Redemption Notice, provided the Optional Parent Put Exchange Date precedes the Optional Redemption Date by at least three (3) Business Days.  Upon the exchange of shares of Preferred Stock pursuant to such Optional Parent Put Right, such Optional Redemption Notice shall be rendered void in respect of such shares.

7.2 Subject to applicable law, the Company shall effect any such redemption pursuant to this Section 7 by paying cash for each share of Preferred Stock to be redeemed in an amount equal to the Liquidation Preference (including, for the avoidance of doubt, any Accrued Dividends added to the Liquidation Preference in accordance with Section 3.6.1) plus the Accumulated Cash Dividends (if any) (such amount, the "Optional Redemption Price").

7.3 The Company shall give notice of its election to redeem the Preferred Stock pursuant to this Section 7 to the Holders of Preferred Stock as such Holders' names appear (as of the close of business on the Business Day next preceding the day on which notice is given) on the books of the Transfer Agent at the address of such Holders shown therein.  Such notice (the "Optional Redemption Notice") shall state: (i) the Optional Redemption Date, (ii) the number of shares of Preferred Stock to be redeemed from such Holder, (iii) the Optional Redemption Price, and (iv) the place where any shares of Preferred Stock in certificated form are to be redeemed and shall be presented and surrendered for payment of the Optional Redemption Price therefor.

7.4 If the Company gives the Optional Redemption Notice, the Company shall deposit with or otherwise make available to the Paying Agent funds sufficient to redeem the shares of Preferred Stock, no later than the open of business on the Optional Redemption Date, and the Company shall give the Paying Agent instructions and authority to pay the Optional Redemption Price to the Holders to be redeemed upon surrender or deemed surrender of the Certificates therefor as set forth in the Optional Redemption Notice.  If the Optional Redemption Notice shall have been given, then from and after the Optional Redemption Date, unless the Company defaults in providing funds sufficient for such redemption at the time and place specified for payment pursuant to the Optional Redemption Notice, all dividends on such shares of Preferred Stock to be redeemed shall cease to accrue and all other rights with respect to the shares of Preferred Stock to be redeemed, including the rights, if any, to receive notices, will terminate, except only the rights of Holders thereof to receive the Optional Redemption Price.  The Company shall be entitled to receive from the Paying Agent the interest income, if any, earned on any such funds deposited with the Paying Agent (to the extent that such interest income is not required to pay the Optional Redemption Price of the shares of Preferred Stock to be redeemed), and the holders of any shares of Preferred Stock so redeemed shall have no claim to any such interest income.  Any funds deposited with the Paying Agent hereunder by the Company for any reason, including redemption of shares of Preferred Stock, that remain unclaimed or unpaid after two years after the Optional Redemption Date or other payment date, shall be, to the extent permitted by applicable law, repaid to the Company upon its written request, after which repayment the Holders entitled to such redemption or other payment shall have recourse only to the Company.

8. Change of Control.

8.1 In the event of a Change of Control, or other merger, amalgamation, consolidation or similar transaction in which all or any material portion of the consideration to be paid to the holders of the Parent Common Shares is equity in the surviving or successor entity, the Company shall use its reasonable efforts to structure the transaction so the Holders have the option to exchange their outstanding shares of Preferred Stock upon such Change of Control, for securities in the surviving or successor entity that have the same rights, preferences and privileges as the Preferred Stock, as appropriately adjusted to account for the Change of Control or other merger, amalgamation, consolidation or similar transaction.

8.2 The Company shall give notice to the Holders of a Change of Control no later than ten Business Days prior to the anticipated effective date (as determined in good faith by the Company) of such Change of Control or, if not practicable, as soon as reasonably practicable but in any event no later than five Business Days after the Company becomes aware of such Change of Control.  In the event of a Change of Control, the Company or a third party with the prior written consent of the Company (such party, as applicable, the "Redeeming Party") shall, in compliance with applicable law and within fifteen (15) days following the effective date of a Change of Control, make an offer to each Holder to redeem all of such Holder's outstanding Preferred Stock.  Any such redemption shall occur on a date set by the Redeeming Party in its sole discretion, but no later than thirty (30) days after consummation of the Change of Control (the "Change of Control Redemption Date").  Notwithstanding anything to the contrary herein, the Change of Control Redemption Date may be on the date of the Change of Control, and any redemption pursuant to this Section 8 may be made simultaneously with the Change of Control.  Holders acknowledge and agree that under the terms of the Senior Debt Agreements (as such senior debt agreement may be amended, restated, refinanced, replaced, converted, exchanged or otherwise modified from time to time) and any other debt instruments of the Company or the Parent that restrict, limit or condition the ability of the Company to redeem stock and for so long as such restrictive terms continue or have not been waived by the applicable lenders or holders thereunder, upon any redemption of the shares of Preferred Stock pursuant to this Section 8, the loans and other debt obligations that are accrued and payable under any such credit agreements or debt instruments will, in each case, to the extent required to be repaid prior to such redemption of the Preferred Stock, be repaid (and any commitments and any outstanding letters of credit thereunder will be terminated) prior to such redemption of the Preferred Stock and the restrictions on the redemption of the shares of Preferred Stock and the obligations of the Company under the Second Lien Indenture will apply, including, without limitation, any Change of Control Offer (as defined in the Second Lien Indenture) required by the terms of the Second Lien Indenture.  For the avoidance of doubt, the preceding sentence shall not be deemed to be a waiver by any Holder of its right to receive from the Company and/or its successor the cash associated with such redemption.

8.3 Subject to applicable law, the Redeeming Party shall effect any such redemption pursuant to this Section 8 by paying cash for each share of Preferred Stock to be redeemed in an amount (such amount, the "Change of Control Redemption Price") equal to the greater of (i) the sum of the Liquidation Preference as at the Change of Control Redemption Date plus the Change of Control Redemption Premium plus the Accumulated Cash Dividends as at the Change of Control Redemption Date, and (ii) either (A) in the case of a Change of Control that constitutes a Capital Reorganization in which the Parent Common Shares are not converted or exchanged solely for cash, the cash amount equal to the product of the Exchange Rate as at the Change of Control Redemption Date multiplied by the Closing Sale Price of the Parent Common Shares on the Trading Day immediately prior to the effective date of such Capital Reorganization or, (B) in any other case, the cash amount that a holder of a number of Parent Common Shares equal to the Exchange Rate as at the Change of Control Redemption Date would have received in such Change of Control.

8.4 The Redeeming Party shall give notice of such redemption offer to the Holders as such Holders' names appear (as of the close of business on the Business Day next preceding the day on which notice is given) on the books of the Transfer Agent at the address of such Holders shown therein.  Such notice (the "Change of Control Redemption Notice") shall state: (i) the Change of Control Redemption Date, (ii) the Change of Control Redemption Price and (iii) the place where any shares of Preferred Stock in certificated form are to be redeemed and shall be presented and surrendered for payment of the Change of Control Redemption Price therefor.

8.5 If the Redeeming Party gives a Change of Control Redemption Notice, the Redeeming Party shall deposit with the Paying Agent funds sufficient to redeem the shares of Preferred Stock as to which such Change of Control Redemption Notice shall have been given, no later than the open of business on the Change of Control Redemption Date, and the Redeeming Party shall give the Paying Agent irrevocable instructions and authority to pay the applicable Change of Control Redemption Price to the Holders to be redeemed upon surrender or deemed surrender of the Certificates therefor as set forth in the Change of Control Redemption Notice.

9. Events of Noncompliance.

9.1 If an Event of Noncompliance has occurred and is continuing, the Dividend Rate shall increase immediately by an increment of 1 percentage point. Thereafter, until such time as no Event of Noncompliance exists, the Dividend Rate shall increase automatically at the end of each succeeding 90-day period by an additional increment of 1 percentage point(s) (but in no event shall the Dividend Rate increase more than 5 percentage points hereby). Any increase of the Dividend Rate resulting from the operation of this subparagraph shall terminate as of the close of business on the date on which no Event of Noncompliance exists, subject to subsequent increases pursuant to this paragraph.  Notwithstanding the foregoing, the Dividend Rate will only be subject to an increase as contemplated by this Section 9.1 if the Parent or Company, as applicable, fails to cure such Event of Noncompliance within thirty (30) days of (i) in the case of an Event of Noncompliance arising from clause (c) of the definition thereof, the first date on which the Parent or Company acquires actual knowledge of the occurrence of such event or receives written notice from Holders representing a majority of the Preferred Stock outstanding of such occurrence, or (ii) in all other cases, the date of occurrence of the Event of Noncompliance.

9.2 If any Event of Noncompliance exists, each Holder shall also have any other rights which such Holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

10. No Fractional Shares. No fractional shares of Parent Common Shares or securities representing fractional shares of Parent Common Shares shall be delivered upon exchange, whether voluntary or mandatory, or in respect of dividend payments made in Parent Common Shares on the Preferred Stock.  Instead, the Company may elect to either make a cash payment to each Holder that would otherwise be entitled to a fractional share (based on the Closing Sale Price of such fractional share determined as of the Trading Day immediately prior to the payment thereof) or, in lieu of such cash payment, round up to the next whole share the number of shares of Parent Common Shares to be delivered to any particular Holder upon exchange.

11. Uncertificated Shares; Certificated Shares.

11.1 Uncertificated Shares.

11.1.1. Form. The shares of Preferred Stock may be in uncertificated, book entry form as permitted by the bylaws of the Company and applicable law.  Within a reasonable time after the delivery or transfer of uncertificated shares, the Company shall send to the registered owner thereof an Ownership Notice.

11.1.2. Transfer. Transfers of Preferred Stock held in uncertificated, book-entry form shall be made only upon the transfer books of the Company kept at an office of the Transfer Agent upon receipt of proper transfer instructions from the registered owner of such uncertificated shares, or from a duly authorized attorney or from an individual presenting proper evidence of succession, assignment or authority to transfer the stock.  The Company may refuse any requested transfer until furnished evidence satisfactory to it that such transfer is proper.

11.1.3. Legends.

(A) Each Ownership Notice issued with respect to a share of Preferred Stock shall bear a legend in substantially the form included in Exhibit D hereto.

(B) Each Ownership Notice delivered with respect to a Parent Common Share delivered upon the exchange of Preferred Stock shall bear a legend substantially in the form:

"THE SECURITIES IDENTIFIED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION."

11.2 Certificated Shares.

11.2.1. Form and Dating. Unless requested in writing by a Holder to the Company, Preferred Stock shall be in certificated form ("Certificated Preferred Stock"), and the Preferred Stock certificate and the Transfer Agent's certificate of authentication shall be substantially in the form set forth in Exhibit D, which is hereby incorporated in and expressly made a part of the Certificate of Incorporation.  The Preferred Stock certificate may have notations, legends or endorsements required by applicable law, stock exchange rules, agreements to which the Company is subject, if any, or usage; provided that any such notation, legend or endorsement is in a form acceptable to the Company.  Each Preferred Stock certificate shall be dated the date of its authentication.

11.2.2. Execution and Authentication. Two Officers shall sign each Preferred Stock certificate for the Company by manual or facsimile signature.

If an Officer whose signature is on a Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Preferred Stock certificate, the Preferred Stock certificate shall be valid nevertheless.

A Preferred Stock certificate shall not be valid until an authorized signatory of the Transfer Agent manually or by facsimile signs the certificate of authentication on the Preferred Stock certificate.  The signature shall be conclusive evidence that the Preferred Stock certificate has been authenticated under the Certificate of Incorporation.

The Transfer Agent shall authenticate and deliver certificates for shares of Preferred Stock for original issue upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company.  Such order shall specify the number of shares of Preferred Stock to be authenticated and the date on which the original issue of the Preferred Stock is to be authenticated.

The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Company to authenticate the certificates for the Preferred Stock.  Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for the Preferred Stock whenever the Transfer Agent may do so.  Each reference in the Certificate of Incorporation to authentication by the Transfer Agent includes authentication by such agent.  An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

11.2.3. Transfer and Exchange. When Certificated Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such Certificated Preferred Stock or to exchange such Certificated Preferred Stock for an equal number of shares of Certificated Preferred Stock, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Preferred Stock surrendered for transfer or exchange:

(A) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, duly executed by the Holder thereof or its attorney duly authorized in writing; and

(B) is being transferred or exchanged pursuant to subclause (I) or (II) below, and is accompanied by the following additional information and documents, as applicable:

(I) if such Certificated Preferred Stock is being delivered to the Transfer Agent by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect in substantially the form of Exhibit F hereto; or

(II) if such Certificated Preferred Stock is being transferred to the Company or to a "qualified institutional buyer" in accordance with Rule 144A under the Securities Act or pursuant to another exemption from registration under the Securities Act, (i) a certification to that effect (in substantially the form of Exhibit F hereto) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 11.2.4.

11.2.4. Legends.

(A) Each certificate evidencing Certificated Preferred Stock shall bear a legend in substantially the following form included in Exhibit D hereto.

(B) Each certificate evidencing Parent Common Shares delivered upon the exchange of Preferred Stock shall bear a legend in substantially the following form:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS.  NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAYBE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION."

(C) Upon any sale or transfer of a Transfer Restricted Security held in certificated form pursuant to Rule 144 under the Securities Act or another exemption from registration under the Securities Act or an effective registration statement under the Securities Act, the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock or certificated Parent Common Shares that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security.

11.2.5. Replacement Certificates. If any of the Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and in substitution for and upon cancellation of the mutilated Preferred Stock certificate, or in lieu of and substitution for the Preferred Stock certificate lost, stolen or destroyed, a new Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Preferred Stock certificate and indemnity, if requested, satisfactory to the Company and the Transfer Agent.

11.2.6. Cancellation. In the event the Company shall purchase or otherwise acquire Certificated Preferred Stock, the same shall thereupon be delivered to the Transfer Agent for cancellation.  The Transfer Agent and no one else shall cancel and destroy all Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Transfer Agent to deliver canceled Preferred Stock certificates to the Company.  The Company may not issue new Preferred Stock certificates to replace Preferred Stock certificates to the extent they evidence Preferred Stock which the Company has purchased or otherwise acquired.

11.3 Certain Obligations with Respect to Transfers and Exchanges of Preferred Stock.

11.3.1. To permit registrations of transfers and exchanges, the Company shall execute and the Transfer Agent shall authenticate Certificated Preferred Stock as required pursuant to the provisions of this Section 11.

11.3.2. All shares of Preferred Stock, whether or not Certificated Preferred Stock, issued upon any registration of transfer or exchange of such shares of Preferred Stock shall be the valid obligations of the Company, entitled to the same benefits under the Certificate of Incorporation as the shares of Preferred Stock surrendered upon such registration of transfer or exchange.

11.3.3. Prior to due presentment for registration of transfer of any shares of Preferred Stock, the Transfer Agent and the Company may deem and treat the Person in whose name such shares of Preferred Stock are registered as the absolute owner of such Preferred Stock and neither the Transfer Agent nor the Company shall be affected by notice to the contrary.

11.3.4. No service charge shall be made to a Holder for any registration of transfer or exchange of any Preferred Stock or Parent Common Shares delivered upon the exchange thereof on the transfer books of the Company or the Transfer Agent or upon surrender of any Preferred Stock certificate or Parent Common Shares certificate at the office of the Transfer Agent maintained for that purpose.  However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Preferred Stock or Parent Common Shares if the Person receiving shares in connection with such transfer or exchange is not the holder thereof.

11.3.5. No Obligation of the Transfer Agent. The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Certificate of Incorporation or under applicable law with respect to any transfer of any interest in any Preferred Stock other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Certificate of Incorporation, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

12. Miscellaneous.

12.1 With respect to any notice to a Holder required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other Holders or affect the legality or validity of any vote upon any such action (assuming due and proper notice to such other Holders).  Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives the notice.

12.2 Shares of Preferred Stock that have been issued and reacquired by the Company in any manner, including shares of Preferred Stock purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) upon such reacquisition be automatically cancelled by the Company and shall not be reissued.

12.3 The shares of Preferred Stock shall be issuable only in whole shares.

12.4 All notice periods referred to herein shall commence: (i) when made, if made by hand delivery, and upon confirmation of receipt, if made by facsimile; (ii) one Business Day after being deposited with a nationally recognized next-day courier, postage prepaid; or (iii) three Business Days after being by first-class mail, postage prepaid.  Notice to any Holder shall be given to the registered address set forth in the Company's records for such Holder.

12.5 Any payments required to be made hereunder on any day that is not a Business Day shall be made on the next succeeding Business Day without interest or additional payment for such delay.  All payments required hereunder shall be made by wire transfer of immediately available funds in United States Dollars to the Holders in accordance with the payment instructions as such Holders may deliver by written notice to the Company from time to time.

12.6 Notwithstanding anything to the contrary herein, whenever the Board of Directors is permitted or required to determine fair market value, such determination shall be made in good faith.

12.7 Except as set forth in Section 4.2.2 and in the Engaged Capital Investor Rights Agreement and the Oaktree Amended and Restated Investor Rights Agreement, the Holders shall have no preemptive or preferential rights to purchase or subscribe to any stock, obligations, warrants or other securities of the Company of any class.

D. SERIES B-2 PREFERRED STOCK

Of the preferred stock authorized and unissued by the Certificate of Incorporation, 30,000 shares shall be designated Series B-2 Preferred Stock with the following rights, preferences, powers, privileges and restrictions, qualifications and limitations.  Unless otherwise indicated, references to "sections" or "subsections" in this Part D of this Article Fourth refer to sections and subsections of Part D of this Article Fourth and references to "Preferred Stock" refer to the Series B-2 Preferred Stock as defined in Section 2.72 of this Part D of this Article Fourth.

1. General.  The Preferred Stock, with respect to dividend rights and rights upon the liquidation, winding-up or dissolution of the Company, ranks: (i) senior to all Junior Stock; (ii) on parity with all Parity Stock; (iii) junior to all Senior Stock; (iv) junior to existing and future indebtedness of the Company; and (v) structurally junior to all existing and future indebtedness and other liabilities (including trade payables) of the Company's Subsidiaries (if any) and any capital stock of the Company's Subsidiaries not held by the Company, in each case as provided more fully herein.

2. Definitions.  For purposes of this Part D of this Article Fourth, the following definitions shall apply:

2.1 "ABL Agreement" shall mean that certain credit agreement, dated as of February 11, 2016 (as amended by the First Amendment, dated as of October 7, 2016, the Second Amendment and Joinder, dated as of September 19, 2017 and as further amended by the Third Amendment and Joinder, dated as of October 22, 2018 and as restated by the Restatement Agreement, dated January 28, 2020), by and among the Parent, the Company, The Organic Corporation B.V., and the other parties signatory thereto, as amended, supplemented, restated, converted, exchanged or replaced from time to time;

2.2 "Accrued Dividends" shall mean, with respect to any share of Preferred Stock, as of any date, the dividends that have accrued on such share pursuant to Section 3.1, less any dividends paid in cash pursuant to Section 3.1 or 3.2 or dividends added to the Liquidation Preference pursuant to Sections 3.2, 3.5 or 3.6, from the Issue Date up to, but not including, such date;

2.3 "Accumulated Cash Dividends" shall mean, with respect to any share of Preferred Stock, as of any date, the aggregate amount of accrued and unpaid dividends that have been deemed Accumulated Cash Dividends in accordance with Sections 3.3 and 3.6 as reduced by the payment of dividends out of such amount pursuant to Section 3.4;

2.4 "Accumulated PIK Dividends" shall mean, with respect to any share of Preferred Stock, as of any date, the aggregate amount of accrued and unpaid dividends added to the Liquidation Preference in accordance with Sections 3.2, 3.5, and 3.6;

2.5 "Affiliate" means a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.  For the purposes of this definition, "control" when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of Person, whether through the ownership of voting securities, by contract, or otherwise;

2.6 "Average VWAP" per share over a certain period shall mean the arithmetic average of the VWAP per share for each Trading Day in such period;

2.7 "Beneficially Own" or "Beneficial Owner" shall have the meaning given that term by the Shareholder Rights Plan.

2.8 "Beneficial Ownership Exchange Cap" shall have the meaning set forth in Section 6.11.1;

2.9 "Board of Directors" shall mean the Board of Directors of the Company or, with respect to any action to be taken by the Board of Directors, any committee of the Board of Directors duly authorized to take such action;

2.10 "Business Day" shall mean Monday through Friday of each week, except that a legal holiday recognized as such by the government of the United States of America, Canada, the State of New York or the Province of Ontario shall not be regarded as a Business Day;

2.11 "Capital Reorganization" shall have the meaning set forth in Section 6.6;

2.12 "Cash Dividends" shall have the meaning set forth in Section 3.1;

2.13 "Certificated Preferred Stock" shall have the meaning set forth in Section 11.2.1;

2.14 "Change of Control" shall mean the occurrence of any of the following:

(a) the direct or indirect sale, lease, transfer, conveyance or other disposition (other than by way of a merger, amalgamation or consolidation, which are covered by subsections (b) and (c) below), in one or a series of related transactions, of all or substantially all of the properties or assets of the Parent and its Subsidiaries, taken as a whole, to any Person (other than to the Parent or to any wholly-owned Subsidiary);

(b) the consummation of any transaction (including, without limitation, pursuant to a merger, amalgamation or consolidation), the result of which is that any Person (other than the Investor) becomes the "beneficial owner" (as defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act), directly or indirectly, of more than 50% of the voting power of the Parent; provided, however, solely for purposes of this subsection (ii), a "Person" shall include a "group" within the meaning of Section 13(d) of the Exchange Act; or

(c) a plan or scheme of arrangement, merger, amalgamation, consolidation, stock sale or other transaction that would result in the Parent's pre-transaction shareholders ceasing to hold a majority of the outstanding Parent Common Shares or outstanding common equity securities of the surviving entity immediately following the completion of such transaction; or

(d) Parent ceasing to own, either directly or indirectly, all of the outstanding capital stock of the Company (other than the Preferred Stock, such other securities that the Company is permitted to create without approval of the Holders and any other securities that the Company creates with the requisite approval of the Holders);

2.15 "Change of Control Redemption Date" shall have the meaning set forth in Section 8.2;

2.16 "Change of Control Redemption Notice" shall have the meaning set forth in Section 8.4;

2.17 "Change of Control Redemption Premium" shall mean, as to each share of Preferred Stock at the time of a Change of Control Redemption Date and subject to Section 6.11.1, the amount, assuming such dividends were paid as Cash Dividends and are not compounding, of incremental dividends that would have accrued had such a Preferred Stock remained outstanding from such time until and including the fifth anniversary of its issuance date provided that if the Issued Amount exceeds the Make Whole Issuable Maximum prior to the Change of Control Redemption Date, then the Change of Control Redemption Premium shall thereafter be zero dollars ($0.00); after such fifth anniversary, the Change of Control Redemption Premium as to such Preferred Stock shall be zero;

2.18 "Change of Control Redemption Price" shall have the meaning set forth in Section 8.3;

2.19 "Closing Sale Price" of the Parent Common Shares shall mean, as of any date, the closing sale price per share (or if no closing sale price is reported, the average of the closing bid and ask prices or, if more than one in either case, the average of the average closing bid and the average closing ask prices) on such date as reported on the principal Securities Exchange on which the Parent Common Shares are traded or, if the Parent Common Shares are not traded on a Securities Exchange, then a United States or Canadian national or regional securities exchange on which the Parent Common Shares are traded, or, if the Parent Common Shares are not so traded, then in the over-the-counter market as reported by OTC Markets Group Inc. or a similar organization.  In the absence of such a quotation, the Closing Sale Price shall be an amount determined by the Board of Directors to be the fair market value of a Parent Common Share;

2.20 "Common Stock" shall mean the common stock, no par value of the Company or any other capital stock of the Company into which such Common Stock shall be reclassified or changed;

2.21 "Company" shall mean SunOpta Foods Inc., a Delaware corporation;

2.22 "Dividend Change Date" shall mean the first day following the end of the Company's third fiscal quarter in the year 2029;

2.23 "Dividend Payment Date" shall mean the date that is forty-five (45) days after the end of each fiscal quarter of the Company, unless the Board of Directors designates an earlier date;

2.24 "Dividend Rate" shall mean, (i) the rate of 8.0% per annum for the period from the Issue Date through to the Dividend Change Date, and (ii) 10.0% per annum thereafter, subject in each case to adjustment as provided in Section 9;

2.25 "Dividend Record Date" shall mean, with respect to any fiscal quarter and applicable Dividend Payment Date, the record date (which shall be a Business Day) set by the Board of Directors for holders eligible to receive any dividend declared for such fiscal quarter;

2.26 "Engaged Capital Investor" shall mean one or more Affiliates of Engaged Capital, LLC;

2.27 "Engaged Capital Investor Rights Agreement" shall mean the Investor Rights Agreement, dated April 24, 2020, by and among the Parent, the Company and the Engaged Capital Investor, as amended, supplemented, restated, converted, exchanged or replaced from time to time;

2.28 "Event of Noncompliance" shall mean:

(a) the Company fails to make any payment (other than Cash Dividends for fiscal quarters ending prior to the Dividend Change Date) with respect to Preferred Stock which it is required to make hereunder, or fails to pay Cash Dividends for any quarter ending after the Dividend Change Date, whether or not such payment or dividend is legally permissible or is prohibited by any agreement to which the Company is subject, including payments pursuant to Sections 7.1 and 8.3 and the payment of any Accumulated Cash Dividends on any Optional Exchange Date, Optional Parent Put Exchange Date or Forced Exchange Date;

(b) the Company fails to deliver the required number of Parent Common Shares contemplated by Section 6.1 on an Optional Exchange Date, the Parent fails to deliver the required number of Parent Common Shares as contemplated by an Optional Parent Put Right on an Optional Parent Put Exchange Date, or the Company fails to  make adjustments to the Exchange Rate as required pursuant to Section 6.6, in each case as, if and when due and applicable, and except as provided elsewhere herein, including Sections 6.7 and 6.11; or

(c) Parent or the Company, as applicable, fails to comply with any of Sections 2.1(a), 2.1(b), 2.1(c) and 2.1(f) of the Oaktree Investor Rights Agreement or Sections 2.1(a), 2.1(b) and 2.1(e) of the Engaged Investor Rights Agreement or Sections 2.1, 2.4, 3.1 and 3.2(e) of the Exchange Agreement; or

(d) the Company or Parent makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or an order, judgment or decree is entered adjudicating the Company or Parent bankrupt or insolvent; or any order for relief with respect to the Company or Parent is entered under the Federal Bankruptcy Code; or the Company or Parent petitions or applies to any tribunal for the appointment of a custodian, trustee, receiver or liquidator of the Company or Parent, or of any substantial part of the assets of the Company or Parent, or commences any proceeding (other than a proceeding for the voluntary liquidation and dissolution of any Subsidiary of Company) relating to the Company or Parent under any bankruptcy reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation law of any jurisdiction; or any such petition or application is filed, or any such proceeding is commenced, against the Company or Parent and either (A) the Company or Parent by any act reasonably indicates its approval thereof, consent thereto or acquiescence therein or (B) such petition, application or proceeding is not dismissed within sixty (60) days;

2.29 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder;

2.30 "Exchange Agreement" shall mean the Exchange and Support Agreement, dated as of April 24, 2020, by and among Parent, the Company and the Holders, as amended, supplemented, restated, exchanged or replaced from time to time;

2.31 "Exchange Cap" shall have the meaning set forth in Section 6.11;

2.32 "Exchange Date" shall mean the Optional Exchange Date or the Forced Exchange Date, as applicable;

2.33 "Exchange Price" shall mean 130% of the Average VWAP during a 15 consecutive Trading Day period ending on, and including, the Trading Day immediately prior to the date of the Series B-2 Sale Option Notice (as defined in the Subscription Agreement); provided that (i) if such amount is greater than $3.50, the Exchange Price shall be $3.50, (ii) if such amount is less than $2.00, the Exchange Price shall be $2.00, and (iii) if such amount is less than the Exchange Price Floor, the Exchange Price shall be the Exchange Price Floor; as may be adjusted from time to time in the manner set forth herein;

2.34 "Exchange Price Floor" means $2.00, which represents the lower of (i) the Nasdaq Official Closing Price for the Parent Common Shares (as reflected on Nasdaq.com) on the Subscription Date ($2.03) and (ii) the average Nasdaq Official Closing Price for the Parent Common Shares (as reflected on Nasdaq.com) for the five Trading Days immediately prior to and ending on the Subscription Date ($2.00), as such price may be adjusted to account for subsequent share dividend, share split, share combination, reclassification or similar transaction;

2.35 "Exchange Rate" shall have the meaning set forth in Section 6.1;

2.36 "Excluded Issuances" shall mean the sale or issuance of Parent Common Shares, or securities convertible into, exercisable or exchangeable for Parent Common Shares, (i) pursuant to any present or future employee, director or consultant benefit plan, program or practice of or assumed by the Parent or any of its Subsidiaries, (ii) pursuant to any option, warrant or right or exchangeable or convertible security outstanding as of the Issue Date, (including any Parent Common Shares delivered or deliverable pursuant to this Part D of this Article Fourth), (iii) as full or partial consideration for a merger, acquisition, consolidation, joint venture, strategic alliance, or other similar non-financing transaction, (iv) in connection with any litigation, investigation or legal proceeding (or threatened litigation, investigation or legal proceeding), (v) triggering an adjustment under any provision of Section 6.6 other than 6.6.4, and (vi) in whole or in part to one or more Holders, solely to the extent of such Parent Common Shares, or securities convertible into, exercisable or exchangeable for Parent Common Shares sold or issued to such Holders;

2.37 "Ex-Date" means the first date on which the Parent Common Shares trade on the applicable exchange or in the applicable market, regular way, without the right to receive the issuance, dividend or distribution in question, from the Parent or, if applicable from the seller of Parent Common Shares on such exchange or market (in the form of due bills or otherwise) as determined by such exchange or market;

2.38 "Forced Exchange Date" shall have the meaning set forth in Section 6.3;

2.39 "Forced Exchange Notice" shall have the meaning set forth in Section 6.3;

2.40 "Forced Exchange Notice Date" shall have the meaning set forth in Section 6.3;

2.41 "Holder" and, unless the context requires otherwise, "holder" shall each mean a holder of record of a share of Preferred Stock;

2.42 "Holder Exchange Right" shall have the meaning set forth in Section 6.1;

2.43 "Investor" shall mean the Oaktree Investor and the Engaged Capital Investor;

2.44 "Issue Date" shall mean the original date of issuance of the Preferred Stock;

2.45 "Issued Amount" shall mean meaning given in Section 6.11.1;

2.46 "Junior Stock" shall mean the Common Stock and each other class of the Company's capital stock or series of preferred stock established after the Issue Date, by the Board of Directors, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company;

2.47 "Liquidation Preference" shall mean, with respect to each share of Preferred Stock, $1,000.00, as adjusted pursuant to Sections 3.2, 3.5 and 3.6, in each case to the date of payment of the Liquidation Preference, the Exchange Date, the Optional Redemption Date or the Change of Control Redemption Date, as applicable;

2.48 "Make Whole Issuable Maximum" means 19.99% of the number of Parent Common Shares outstanding on the Trading Day immediately prior to the Issue Date, as such number may be adjusted to account for any subsequent share dividend, share split, share combination, reclassification of similar transactions;

2.49 "Market Value" shall mean the Average VWAP during a 20 consecutive Trading Day period ending on, and including, the Trading Day immediately prior to the date of determination;

2.50 "Non-Cash Dividend Election" shall have the meaning set forth in Section 3.2;

2.51 "Oaktree Investor" shall mean one or more Affiliates of Oaktree Principal Fund VI, L.P.;

2.52 "Oaktree Amended and Restated Investor Rights Agreement" shall mean the Amended and Restated Investor Rights Agreement, dated April 24, 2020, by and among the Parent, the Company and the Oaktree Investor, as amended, supplemented, restated, converted, exchanged or replaced from time to time;

2.53 "Officer" shall mean the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the General Counsel, any Executive Vice President, any Senior Vice President, any Vice President, the Treasurer, the Secretary or any Assistant Secretary of the Company;

2.54 "opening of business" shall mean 9:00 a.m. (Toronto time);

2.55 "Optional Exchange Date" shall have the meaning set forth in Section 6.1;

2.56 "Optional Exchange Notice" shall have the meaning set forth in Section 6.1;

2.57 "Optional Exchange Notice Date" shall have the meaning set forth in Section 6.1;

2.58 "Optional Parent Put Exchange Date" shall mean the date shares of Preferred Stock are exchanged for Parent Common Shares pursuant to an Optional Parent Put Right;

2.59 "Optional Parent Put Right" shall mean the right of a Holder to exchange shares of Preferred Stock for Parent Common Shares directly with the Parent pursuant to the Exchange Agreement;

2.60 "Optional Redemption Date" shall have the meaning set forth in Section 7.1;

2.61 "Optional Redemption Notice" shall have the meaning set forth in Section 7.3;

2.62 "Optional Redemption Price" shall have the meaning set forth in Section 7.2;

2.63 "OSA" shall mean the Securities Act (Ontario), as amended from time to time, and the regulations, rules and instruments promulgated thereunder;

2.64 "Ownership Notice" shall mean the notice of ownership of capital stock of the Company containing the information required to be set forth or stated on certificates pursuant to the Delaware General Corporation Law and, in the case of an issuance of capital stock by the Company, in substantially the form attached hereto as Exhibit H;

2.65 "Parent" shall mean SunOpta Inc., a company amalgamated under the Business Corporations Act (Canada);

2.66 "Parent Common Shares" shall mean the common shares of the Parent;

2.67 "Parity Stock" shall mean the Series A Preferred Stock, Series B-1 Preferred Stock and any class of capital stock or series of preferred stock established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank on a parity with the Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company;

2.68 "Paying Agent" shall mean the Transfer Agent, acting in its capacity as paying agent for the Preferred Stock, and its successors and assigns, or any other Person appointed to serve as paying agent by the Company;

2.69 "Person" shall mean any individual, corporation, general partnership, limited partnership, limited liability partnership, joint venture, association, joint-stock company, trust, limited liability company, unincorporated organization or government or any agency or political subdivision thereof;

2.70 "PIF" means a personal information form in accordance with the requirements of the TSX;

2.71 "Post CoC Exchange Cap" shall have the meaning set forth in Section 6.11.4;

2.72 "Preferred Stock" shall mean the Series B-2 Preferred Stock of the Company authorized pursuant to this Part D of this Article Fourth;

2.73 "Prospective Debt Financing" shall mean the debt financing to be entered into on or about April 24, 2020 in the amount of approximately $25 million, as referenced in the Parent's news release and Form 8-K dated as of March 19, 2020 and any third-party financing for the inventory of Opus Foods Mexico, S.A. de C.V. or its Affiliates;

2.74 "Redeeming Party" shall have the meaning set forth in Section 8.2;

2.75 "Reference Property" shall have the meaning set forth in Section 6.6;

2.76 "Rights Plan Exchange Cap" shall have the meaning set forth in Section 6.2;

2.77 "SEC" shall mean the Securities and Exchange Commission;

2.78 "Second Lien Indenture" shall mean that certain indenture, dated as of October 20, 2016, among the Company, the guarantors from time to time party thereto and U.S. Bank National Association, as trustee and notes collateral agent, relating to the 9.5% Senior Secured Second Lien Notes due 2022 of the Company, as amended, supplemented, restated, converted, exchanged, replaced or modified from time to time;

2.79 "Securities Act" shall mean the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder;

2.80 "Securities Exchange" shall mean an exchange registered with the SEC under Section 6(a) of the Exchange Act or the Toronto Stock Exchange;

2.81 "Securities Representations" shall mean, for a prospective exchange of Preferred Stock for Parent Common Shares by a Holder, representations by such Holder that (i) it will satisfy the definition of "accredited investor" of National Instrument 45-106 - Prospectus Exemptions at the time of such exchange and (ii) either such exchange will (x) not be exercised in the United States or by or on behalf of a U.S. Person or (y) be exempt from registration under the Securities Act and applicable state securities laws;

2.82 "Senior Debt Agreements" shall mean the Second Lien Indenture, the ABL Agreement and the Prospective Debt Financing;

2.83 "Senior Stock" shall mean each class of capital stock or series of preferred stock of the Company established after the Issue Date by the Board of Directors, the terms of which expressly provide that such class or series will rank senior to the Preferred Stock as to dividend rights or rights upon the liquidation, winding-up or dissolution of the Company;

2.84 "Series A Preferred Stock" shall mean the Series A Preferred Stock, par value $0.001 per share, of the capital stock of the Company;

2.85 "Series B-1 Preferred Stock" shall mean the Series B-1 Preferred Stock, par value $0.001 per share, of the capital stock of the Company;

2.86 "Shareholder Rights Plan" means the amended and restated shareholder rights plan agreement dated as of November 10, 2015 between Parent and American Stock Transfer and Trust Company, LLC, as rights agent, as amended and restated as of April 18, 2016 as further amended, restated, succeeded or replaced from time to time, and any similar plan adopted from time to time;

2.87 "Shelf Registration Statement" shall mean a shelf registration statement filed by the Parent with the SEC covering resales of Transfer Restricted Securities by holders thereof;

2.88 "Subscription Agreement" shall mean the securities subscription agreement dated as of April 15, 2020 between the Oaktree Investor, the Engaged Capital Investor, the Parent and the Company;

2.89 "Subscription Date" shall mean the date the parties entered into the Subscription Agreement;

2.90 "Subsidiary" shall mean, as to any Person, any corporation or other entity of which: (a) such Person or a Subsidiary of such Person is a general partner or, in the case of a limited liability company, the managing member or manager thereof; (b) at least a majority of the outstanding equity interest having by the terms thereof ordinary voting power to elect a majority of the board of directors or similar governing body of such corporation or other entity (irrespective of whether or not at the time any equity interest of any other class or classes of such corporation or other entity shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by such Person or one or more of its Subsidiaries; or (c) any corporation or other entity as to which such Person consolidates for accounting purposes.  For the avoidance of doubt, for purposes of this Certificate of Incorporation, each of the Company and its Subsidiaries shall be considered a Subsidiary of the Parent;

2.91 "Trading Day" shall mean a day during which trading in securities generally occurs on the principal Securities Exchange on which the Parent Common Shares are traded or, if the Parent Common Shares are not traded on a Securities Exchange, then a United States or Canadian national or regional securities exchange on which the Parent Common Shares are traded.  If the Parent Common Shares are not so traded, "Trading Day" shall mean a Business Day;

2.92 "Transfer Agent" shall mean, as applicable, TMX Equity Transfer Services or American Stock Transfer & Trust Company, LLC, acting as the Parent's duly appointed transfer agent, registrar, exchange agent and dividend disbursing agent for the Parent Common Shares, or the Company's duly appointed transfer agent, registrar, exchange agent and dividend disbursing agent for the Preferred Stock, if any, or if none an Officer, and in each case their successors and assigns, or any other person appointed to serve as transfer agent, registrar, exchange agent, conversion agent and dividend disbursing agent by the Parent or the Company, as applicable;

2.93 "Transfer Restricted Securities" shall mean each share of Parent Common Shares received upon exchange of a share of Preferred Stock until (a) such shares of Parent Common Shares shall be freely tradable pursuant to an exemption from registration under the Securities Act under Rule 144 thereunder (without restrictions or limitations with respect to volume or manner of sale or subject to any conditions), or (b) the resale of such shares of Parent Common Shares under an effective Shelf Registration Statement, in each case unless otherwise agreed to by the Company and the Holder thereof;

2.94 "Trigger Event" shall have the meaning set forth in Section 6.6.7;

2.95 "TSX" shall mean the Toronto Stock Exchange or any successor thereto;

2.96 "Voting Shares" shall have the meaning set forth in Section 6.2;

2.97 "VWAP" per share of Parent Common Shares on any Trading Day shall mean the per share volume-weighted average price as displayed on Bloomberg page "STKL <Equity> AQR" (or its equivalent successor if such page is not available) in respect of the period from 9:30 a.m. to 4:00 p.m., Toronto time, on such Trading Day; or, if such price is not available, "VWAP" shall mean the market value per share of Parent Common Shares on such Trading Day as determined, using a volume-weighted average method, by a nationally recognized independent investment banking firm retained by the Company for this purpose; and

3. Dividends.

3.1 Holders shall be entitled to receive, with respect to each share of Preferred Stock prior to any distributions made in respect of any Junior Stock in respect of the same fiscal quarter, out of funds legally available for payment, cash dividends ("Cash Dividends") on the sum of the Liquidation Preference plus the Accumulated Cash Dividends in each case in effect immediately after the last day of the immediately prior fiscal quarter (or if there has been no prior full fiscal quarter, the Issue Date), computed on the basis of a 360-day year consisting of twelve 30-day months, at the applicable Dividend Rate.  To the extent the Board of Directors so declares, Cash Dividends shall be payable in arrears on each Dividend Payment Date for the fiscal quarter ending immediately prior to such Dividend Payment Date (or with respect to the first Dividend Payment Date, for the period commencing on the Issue Date and ending on the last day of the fiscal quarter following the Issue Date), to the Holders as they appear on the Company's stock register at the close of business on the relevant Dividend Record Date.  Dividends on the Preferred Stock shall accrue and become Accrued Dividends on a day-to-day basis from the last day of the most recent fiscal quarter, or if there has been no prior full fiscal quarter, from the Issue Date, until Cash Dividends are paid pursuant to this Section 3.1 in respect of such accrued amounts or the Liquidation Preference is increased in respect of such accrued amounts pursuant to Sections 3.2, 3.5 or 3.6.

3.2 Notwithstanding anything to the contrary in Section 3.1, the Company may, at the sole election of the Board of Directors, with respect to any dividend declared in respect of any fiscal quarter ending prior to the Dividend Change Date, elect (a "Non-Cash Dividend Election") to have the amount equal to the applicable Dividend Rate multiplied by the Liquidation Preference in effect immediately after the last day of the immediately prior fiscal quarter (or if there has been no prior full fiscal quarter, the Issue Date), computed on the basis of a 360-day year consisting of twelve 30-day months to be added, for each share of Preferred Stock, to the Liquidation Preference in lieu of paying Cash Dividends.  If the Company fails to declare or pay a Cash Dividend in respect of any fiscal quarter ending prior to the Dividend Change Date or declares and pays a Cash Dividend for such quarter in an amount less than the amount of Accrued Dividends on the last day of such quarter, and the Company does not make a Non-Cash Dividend Election in respect thereof, then the Company shall be deemed to have made, for each share of Preferred Stock, a Non-Cash Dividend Election for the portion of the Liquidation Preference in respect of which the Cash Dividend is unpaid.

3.3 If the Company fails to declare or pay a Cash Dividend in respect of any fiscal quarter ending after the Dividend Change Date or declares and pays a Cash Dividend for such quarter in an amount less than the amount of Accrued Dividends on the last day of such quarter, then the amount of Cash Dividend that is unpaid in respect of such quarter shall be deemed to be Accumulated Cash Dividends.

3.4 The Board of Directors may from time to time declare and pay additional dividends on such date or dates as the Board of Directors may determine, from all or any part of the Accumulated Cash Dividends out of the moneys of the Company properly applicable to the payment of dividends, and the payment of any such dividends shall reduce the Accumulated Cash Dividends.

3.5 Notwithstanding anything to the contrary herein, if any shares of Preferred Stock are exchanged into Parent Common Shares in accordance with the Certificate of Incorporation or pursuant to an Optional Parent Put Right during the period between the close of business on any Dividend Record Date and the close of business on the corresponding Dividend Payment Date:

3.5.1.  in respect of a fiscal quarter ending prior to the Dividend Change Date, the Accrued Dividends on the applicable Exchange Date, at the Company's option, shall either (x) be paid in cash on or prior to the date of such Dividend Payment Date or (y) not be paid in cash, be deemed to be Accumulated PIK Dividends and be added to the Liquidation Preference for purposes of such exchange;

3.5.2. in respect of a fiscal quarter ending after the Dividend Change Date, the Accrued Dividends on the applicable Exchange Date shall be paid in cash on or prior to the date of such Dividend Payment Date;

For the avoidance of doubt, such Accrued Dividends shall include dividends accruing from the last day of the most recently preceding fiscal quarter to, but not including, the applicable Exchange Date.  The Holders at the close of business on a Dividend Record Date shall be entitled to receive any dividend paid as a Cash Dividend on those shares on the corresponding Dividend Payment Date.

3.6 Notwithstanding anything to the contrary herein, if any shares of Preferred Stock are redeemed by the Company in accordance with this this Part D of this Article Fourth during the period between the close of business on any Dividend Record Date and the close of business on the corresponding Dividend Payment Date.

3.6.1. in respect of a fiscal quarter ending prior to the Dividend Change Date, the Accrued Dividends on the date of redemption with respect to such shares of Preferred Stock shall be deemed to be Accumulated PIK Dividends and shall be added to the Liquidation Preference for purposes of such redemption;

3.6.2. in respect of a fiscal quarter ending after the Dividend Change Date, the Accrued Dividends on the date of redemption with respect to such shares of Preferred Stock shall be paid in cash on or prior to the such Dividend Payment Date.

For the avoidance of doubt, such Accrued Dividends shall include dividends accruing from the last day of the most recently preceding fiscal quarter to, but not including, the Optional Redemption Date or the Change of Control Redemption Date, as applicable.  The Holders at the close of business on a Dividend Record Date shall be entitled to receive any dividend paid as a Cash Dividend on those shares on the corresponding Dividend Payment Date.

4. Voting and Protective Provisions.

4.1 Holders shall not have any rights to notice of, to attend at or to vote at any meetings of the shareholders of the Company except as set forth in this Section 4 or as otherwise from time to time specifically required by the Delaware General Corporation Law or the Certificate of Incorporation.

4.2 So long as any shares of Preferred Stock are outstanding, in addition to any other vote or consent of stockholders required by the Delaware General Corporation Law or the Certificate of Incorporation, the affirmative vote or consent of the holders representing at least a majority of the outstanding shares of Preferred Stock, voting together as a separate class, given in person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be necessary for effecting or validating the actions set forth below, whether by amendment to the Certificate of Incorporation, by merger, consolidation or otherwise:

4.2.1. any issuance, authorization or creation of, or any increase by the Company in the issued or authorized amount of, any specific class or series of Parity Stock or Senior Stock;

4.2.2. any increase in the number of issued or authorized amount of Preferred Stock, or any reissuance thereof;

4.2.3. any exchange, reclassification or cancellation of the Preferred Stock, other than as provided in the Certificate of Incorporation including Section 6; or

4.2.4. any amendment, modification or alteration of, or supplement to, the Certificate of Incorporation that would materially and adversely affect the rights, preferences, privileges or voting powers of the Preferred Stock or any Holder.

4.3 Notwithstanding anything to the contrary herein, without the consent of the Holders, the Company, acting in good faith, may amend, alter, supplement or repeal any terms of the Preferred Stock by amending or supplementing the Certificate of Incorporation or any stock certificate representing shares of the Preferred Stock:

4.3.1. to cure any ambiguity, omission, inconsistency or mistake in any such instrument in a manner that is not inconsistent with the provisions of the Certificate of Incorporation and that does not adversely affect the rights, preferences, privileges or voting powers of the Preferred Stock or any Holder;

4.3.2. to make any provision with respect to matters or questions relating to the Preferred Stock that is not inconsistent with the provisions of the Certificate of Incorporation and that does not adversely affect the rights, preferences, privileges or voting powers of the Preferred Stock or any Holder; or

4.3.3. to make any other change that does not adversely affect the rights, preferences, privileges or voting powers of the Preferred Stock or any Holder (other than any Holder that consents to such change).

4.4 Prior to the actual delivery of such Parent Common Shares on the applicable Exchange Date, the Parent Common Shares due upon exchange of the Preferred Stock shall not be deemed to be delivered and Holders shall have no voting rights with respect to such shares of Parent Common Shares solely by virtue of holding the Preferred Stock.

4.5 In exercising the voting rights set forth in Section 4.2, each share of Preferred Stock shall be entitled to one vote.

4.6 The rules and procedures for calling and conducting any meeting of the Holders (including the fixing of a record date in connection therewith), the solicitation and use of proxies at such a meeting, the obtaining of written consents and any other procedural aspect or matter with regard to such a meeting or such consents shall be governed by any rules the Board of Directors, in its discretion, may adopt from time to time, which rules and procedures shall conform to the requirements of the Certificate of Incorporation, the bylaws of the Company and applicable law.

5. Liquidation Rights.

5.1 In the event of any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, each Holder shall be entitled to receive, in respect of each share of Preferred Stock, and to be paid out of the assets of the Company available for distribution to its stockholders, after satisfaction of liabilities to holders of shares of Senior Stock, if any, in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, an amount equal to the greater of (i) the Liquidation Preference plus the Accumulated Cash Dividends, and (ii) the sum of (A) the product of the Exchange Rate multiplied by the Market Value as of the effective date of such liquidation, winding up or dissolution  plus (B) the Accumulated Cash Dividends thereon.

5.2 In the event of any liquidation, winding-up or dissolution of the Parent, whether voluntary or involuntary, each Holder shall be entitled to receive, in respect of such shares of Preferred Stock, and to be paid out of the assets of the Company available for distribution to its stockholders, in preference to the holders of, and before any payment or distribution is made on, any Junior Stock, an amount equal to the greater of (i) the Liquidation Preference plus the Accumulated Cash Dividends thereon and (ii) the amount such Holder would have received had such Holder, immediately prior to such liquidation, winding-up or dissolution of the Parent, exchanged such Preferred Stock for Parent Common Shares in accordance with Section 6.1.  Such payment shall be made regardless of whether there is a liquidation, winding-up or dissolution of the Company.

5.3 Neither the sale, conveyance, exchange or transfer (for cash, shares of stock, securities or other consideration) of all or substantially all the assets or business of the Company (other than in connection with the liquidation, winding up or dissolution of its business), nor the merger or consolidation of the Company into or with any other Person shall be deemed to be a liquidation, winding-up or dissolution, voluntary or involuntary, for the purposes of this Section 5.

5.4 After the payment in full to the Holders of the amounts provided for in this Section 5, the Holders of shares of Preferred Stock as such shall have no right or claim to any of the remaining assets of the Company in respect of their ownership of such Preferred Stock.

5.5 In the event the assets of the Company available for distribution to the Holders upon any liquidation, winding-up or dissolution of the Company, whether voluntary or involuntary, shall be insufficient to pay in full all amounts to which such Holders are entitled pursuant to Section 5.1 and 5.2, no such distribution shall be made on account of any shares of Parity Stock upon such liquidation, dissolution or winding-up unless proportionate distributable amounts shall be paid on account of the shares of Preferred Stock, equally and ratably, in proportion to the full distributable amounts for which Holders of all Preferred Stock and of any Parity Stock are entitled upon such liquidation, winding-up or dissolution.

6. Exchange.

6.1 The Holders shall have the right (the "Holder Exchange Right"), subject to the Exchange Cap and the Rights Plan Exchange Cap, to exchange their shares of Preferred Stock, in whole or in part, into that number of whole shares of Parent Common Shares for each share of Preferred Stock equal to the quotient of (i) the Liquidation Preference then in effect divided by (ii) the Exchange Price then in effect, with such adjustment or cash payment for fractional shares as the Company may elect pursuant to Section 10 (such quotient, the "Exchange Rate").  To exchange shares of Preferred Stock into shares of Parent Common Shares pursuant to this Section 6.1, such Holder shall give written notice (the "Optional Exchange Notice") to the Company, signed by such Holder or its duly authorized attorney or agent, stating that such Holder elects to so exchange shares of Preferred Stock and shall state therein: (A) the number of shares of Preferred Stock to be exchanged, (B) a representation by such Holder that the exchange of such number of shares will not cause such Holder to exceed the Beneficial Ownership Exchange Cap or the Rights Plan Exchange Cap, if applicable, (C) the name or names in which such Holder wishes the Parent Common Shares to be delivered, (D) the Holder's computation of the number of shares of Parent Common Shares to be received by such Holder, (E) the exchange date (the "Optional Exchange Date"), being a Business Day not less than three (3) nor more than five (5) Business Days after the date upon which the Optional Exchange Notice is received by the Company (the "Optional Exchange Notice Date"), (F) the Exchange Price on the Optional Exchange Date, (G) the Securities Representations, (H) in the case of the Engaged Capital Investors, shall include a certification of the Holder that the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX, and (I) in the case of the Engaged Capital Investors, shall include a reply certification to be made by a senior officer of the Parent that the Parent has made reasonable inquiries to verify that, and to the best of the Parent's knowledge it is accurate that, the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement has been cleared by the TSX. If no Optional Exchange Date is specified in the Optional Exchange Notice, the Optional Exchange Date shall be deemed to be the fifth Business Day after the Optional Exchange Notice Date.  If a Holder validly delivers the Optional Exchange Notice in accordance with this Section 6.1, the Company shall deliver the shares of Parent Common Shares as soon as reasonably practicable, but not later than five (5) Business Days after the Optional Exchange Date, and in the case of an exchange by the Engaged Capital Investors, a senior officer of the Parent shall certify that the Parent has made reasonable inquiries to verify that, and to the best of the Parent's knowledge it is accurate that, the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX.  Notwithstanding the foregoing, in the case of any shares of Preferred Stock subject to the Rights Plan Exchange Cap, the Optional Exchange Date may be no sooner than sixty-one days following the Optional Exchange Notice Date and no shares of Parent Common Shares will be delivered in respect of such Preferred Stock at any time prior to sixty-one days following the Optional Exchange Notice Date. Notwithstanding the foregoing, the Engaged Capital Investors may not deliver an Optional Exchange Notice under this Section 6.1, and the Company shall not deliver Parent Common Shares to the Engaged Capital Investors under this Section 6.1, prior to such date on which the TSX has confirmed to the Parent, the Company and the Engaged Capital Investors that the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX.

6.2 To the extent of any shares of Preferred Stock that could be exchanged for Parent Common Shares pursuant to a Holder Exchange Right where, as a result, such Holder would be deemed to be the Beneficial Owner of in excess of 19.99% of the number of Parent Common Shares or any other shares in the capital stock of the Parent entitled to vote generally for the election of directors ("Voting Shares") outstanding immediately after giving effect to such exchange under the terms of the Shareholder Rights Plan (such limit, the "Rights Plan Exchange Cap"), the Holder may not become the Beneficial Owner of such Parent Common Shares until the lapse of sixty-one days following the date of the exercise of a Holder Exchange Right for such shares of Preferred Stock.  For the purposes of this Section 6.2, the determination of percentage ownership of Voting Shares Beneficially Owned by any Holder shall be made in accordance with the terms and conditions of the Shareholder Rights Plan.

6.3 The Company shall have the right to cause all but not less than all the outstanding shares of Preferred Stock, except those shares of Preferred Stock subject to the Exchange Cap and the Rights Plan Exchange Cap, to be exchanged into that number of whole shares of Parent Common Shares for each share of Preferred Stock equal to the Exchange Rate then in effect, with such adjustment or cash payment for fractional shares as the Company may elect pursuant to Section 10; provided, however that in order for the Company to exercise such right, either (i) on or after the third anniversary of the Issue Date, the Average VWAP per share of the Parent Common Shares during a 20 consecutive Trading Day period ending on, and including, the Trading Day immediately preceding the Forced Exchange Notice Date shall be greater than 200% of the Exchange Price then in effect or (ii) fewer than 10% of the shares of Preferred Stock issued on the Issue Date remain outstanding.  To exchange shares of Preferred Stock into shares of Parent Common Shares pursuant to this Section 6.3, the Company shall give not less than thirty (30) days' written notice (the "Forced Exchange Notice" and the date of such notice, the "Forced Exchange Notice Date") to each Holder stating that the Company elects to force exchange of such shares of Preferred Stock pursuant to this Section 6.3 and shall state therein (A) the exchange date (the "Forced Exchange Date" ), (B) the number of such Holder's shares of Preferred Stock to be exchanged, if known, (C) the Exchange Price on the Forced Exchange Date, (D) the Company's computation of the number of shares of Parent Common Shares to be received by the Holder, (E) the basis of such forced exchange (being (i) or (ii) above), (F) the surrender locations specified in Section 6.4 and (G) in the case of the Engaged Capital Investors, shall include a certification to be made by a senior officer of the Parent that the Parent has made reasonable inquiries to verify that, and to the best of the Parent's knowledge it is accurate that, the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX.  Each Holder shall deliver to the Company written notice of the number Parent Common Shares held by such Holder for the purpose of the Beneficial Ownership Exchange Cap and the Rights Plan Exchange Cap within three Business Days of the Forced Exchange Notice, and again upon each change in such number of shares preceding the Forced Exchange Date, and in the case of the Engaged Capital Investors, such first notice shall include a certification of the Holder that the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX. If the Company validly delivers a Forced Exchange Notice to a Holder in accordance with this Section 6.3, the Company shall deliver the shares of Parent Common Shares as soon as reasonably practicable, but not later than ten Business Days after the Forced Exchange Date, and in the case of an exchange with respect to the Engaged Capital Investors, a senior officer of the Parent shall certify that the Parent has made reasonable inquiries to verify that, and to the best of the Parent's knowledge it is accurate that, the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX. Notwithstanding anything to the contrary in this Section 6.3, a Holder may exercise an Optional Parent Put Right after receipt of a Forced Exchange Notice, provided the Optional Parent Put Exchange Date precedes the Forced Exchange Date by at least five Business Days.  Upon the exchange of shares of Preferred Stock pursuant to such Optional Parent Put Right, such Forced Exchange Notice shall be rendered void in respect of such shares. The Company may not exercise its rights under this Section 6.3 unless the Parent Common Shares delivered to the Holders under this Section 6.3 are freely tradable by the Holders under the OSA, the Securities Act and the Exchange Act.  In the event the Exchange Cap or the Rights Plan Exchange Cap prevents the issuance of all or any part of the Parent Common Shares otherwise required to be delivered to a Holder pursuant to this Section 6.3, the Company shall delay delivery of such Parent Common Shares until the Exchange Cap or the Rights Plan Exchange Cap, as applicable, no longer prevents such delivery, provided that if after 90 days the Exchange Cap or the Rights Plan Exchange Cap, as applicable, still prevents such deliver, the Company shall cause such shares to be sold to a third party and deliver the proceeds of such sale to the applicable Holder.  Notwithstanding the foregoing, the Company may not deliver a Forced Exchange Notice under this Section 6.3 to the Engaged Capital Investors, and the Company shall not deliver Parent Common Shares to the Engaged Capital Investors under this Section 6.3, prior to such date on which the TSX has confirmed to the Parent, the Company and the Engaged Capital Investors that the PIFs required by the TSX to be filed by the Engaged Capital Investors in connection with the transactions contemplated by the Subscription Agreement have been cleared by the TSX.

6.4 Upon exchange, each Holder shall surrender to the Company the certificates representing any shares of Preferred Stock held in certificated form to be exchanged during usual business hours at its principal place of business or the offices of its duly appointed Transfer Agent maintained by it, accompanied by (i) (if so required by the Company or its duly appointed Transfer Agent) a written instrument or instruments of transfer in form reasonably satisfactory to the Company or its duly appointed Transfer Agent duly executed by the Holder or its duly authorized legal representative and (ii) transfer tax stamps or funds therefor, if required pursuant to Section 6.10.

6.5 Except to the extent that a Holder is not able to exchange its shares of Preferred Stock into Parent Common Shares as a result of the Exchange Cap or the Rights Plan Exchange Cap, on the applicable Exchange Date, dividends shall cease to accrue on the shares of Preferred Stock so exchanged and all other rights with respect to the shares of Preferred Stock so exchanged, including the rights, if any, to receive notices, will terminate, except only the rights of Holders thereof to receive the number of whole Parent Common Shares into which such shares of Preferred Stock have been exchanged (with such adjustment or cash payment for fractional shares as the Company may elect pursuant to Section 10).  As promptly as practical after the exchange of any shares of Preferred Stock into Parent Common Shares, the Company shall deliver or cause to be delivered to the applicable Holder an ownership notice identifying the number of full shares of Parent Common Shares to which such Holder is entitled, a cash payment in respect of fractional shares in accordance with Section 10 and a cash payment in respect of the Accumulated Cash Dividends in respect of the shares of Preferred Stock exchanged.  If less than all the shares of Preferred Stock represented by a certificate or certificates surrendered by a Holder pursuant to Section 6.4 are to be exchanged, the Holder shall be entitled to receive, at the expense of the Company, a new certificate representing the shares of Preferred Stock represented by the surrendered certificate or certificates that are not to be exchanged.

6.6 The Exchange Price shall be subject to the following adjustments (except as provided in Section 6.7):

6.6.1. If the Parent pays a dividend (or other distribution) in shares of Parent Common Shares to holders of the Parent Common Shares, in their capacity as holders of Parent Common Shares, then the Exchange Price in effect immediately following the record date for such dividend (or distribution) shall be divided by the following fraction:

OS1
OS0

where

OS0 = the number of Parent Common Shares outstanding immediately prior to the record date for such dividend or distribution; and

OS1 = the sum of (A) the number of Parent Common Shares outstanding immediately prior to the record date for such dividend or distribution and (B) the total number of Parent Common Shares constituting such dividend.

6.6.2. If the Parent issues to holders of Parent Common Shares, in their capacity as holders of Parent Common Shares, rights, options or warrants entitling them to subscribe for or purchase shares of Parent Common Shares at less than the Market Value determined on the Ex-Date for such issuance, then the Exchange Price in effect immediately following the close of business on the Ex-Date for such issuance shall be divided by the following fraction:

where

OS0 = the number of shares of Parent Common Shares outstanding at the close of business on the record date for such issuance;

X = the total number of shares of Parent Common Shares issuable pursuant to such rights, options or warrants; and

Y = the number of shares of Parent Common Shares equal to the aggregate price payable to exercise such rights, options or warrants divided by the Market Value determined as of the Ex-Date for such issuance.

To the extent that such rights, options or warrants are not exercised prior to their expiration or Parent Common Shares are otherwise not delivered pursuant to such rights or warrants upon the exercise of such rights or warrants, the Exchange Price shall be readjusted to such Exchange Price that would have then been in effect had the adjustment made upon the issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Parent Common Shares actually delivered.  If such rights, options or warrants are only exercisable upon the occurrence of certain triggering events, then the Exchange Price shall not be adjusted until such triggering events occur.  In determining the aggregate offering price payable for such shares of Parent Common Shares, the exchange agent shall take into account any consideration received for such rights, options or warrants and the value of such consideration (if other than cash, to be determined by the Board of Directors).

6.6.3. If the Parent subdivides, combines or reclassifies the shares of Parent Common Shares into a greater or lesser number of shares of Parent Common Shares, then the Exchange Price in effect immediately following the effective date of such share subdivision, combination or reclassification shall be divided by the following fraction:

OS1
OS0

where

OS0 = the number of Parent Common Shares outstanding immediately prior to the effective date of such share subdivision, combination or reclassification; and

OS1 = the number of Parent Common Shares outstanding immediately after the opening of business on the effective date of such share subdivision, combination or reclassification.

6.6.4. Except for any Excluded Issuances, if the Parent issues any Parent Common Shares or securities convertible or exchangeable into Parent Common Shares for a consideration per share that is less than the Exchange Price in effect immediately prior to such issuance, then the Exchange Price in effect immediately prior to such issuance shall be adjusted in accordance with the following formula:

where

EP2 = new Exchange Price after giving effect to issuance of additional Parent Common Shares or securities exchangeable or convertible into Parent Common Shares ("New Issue");

EP1 = Exchange Price in effect immediately prior to the New Issue;

OS0 = number of Parent Common Shares deemed to be outstanding immediately prior to the New Issue on a fully diluted basis, including on the conversion, exercise or exchange of any convertible, exercisable or exchangeable securities;

X = aggregate consideration received by the Parent with respect to the New Issue divided by EP1; and

Y = number of Parent Common Shares issued, or issuable on exchange or conversion, in the New Issue;

provided that no such adjustment to the Exchange Price shall cause the Exchange Price to be adjusted below the Exchange Price Floor.  For the avoidance of doubt, in the event such adjustment would cause the Exchange Price to be lower than the Exchange Price Floor but for the immediately preceding proviso, then the Exchange Price shall be equal to the Exchange Price Floor.

6.6.5. In the case of: (A) any recapitalization, reclassification or change of the Parent Common Shares (other than changes resulting from a subdivision or combination), (B) any consolidation, merger or combination involving the Parent, (C) any sale, lease or other transfer to a third party of the consolidated assets of the Parent and its Subsidiaries substantially as an entirety, or (D) any statutory share exchange, as a result of which the Parent Common Shares are converted into, or exchanged for, shares, other securities, other property or assets (including cash or any combination thereof) (any such transaction or event, a "Capital Reorganization"), then, at and after the effective time of such Capital Reorganization, the right to exchange each share of Preferred Stock shall be changed into a right to exchange such share into the kind and amount of shares, other securities or other property or assets (or any combination thereof) that a holder of a number of Parent Common Shares equal to the Exchange Rate immediately prior to such Capital Reorganization would have owned or been entitled to receive upon such Capital Reorganization (such shares, securities or other property or assets, the "Reference Property").  If the Capital Reorganization causes the Parent Common Shares to be converted into, or exchanged for, the right to receive more than a single type of consideration (determined based in part upon any form of shareholder election), then the Reference Property into which the Preferred Stock will be exchangeable shall be deemed to be the weighted average of the types and amounts of consideration received by the holders of Parent Common Shares that affirmatively make such an election. The Parent shall notify Holders of such weighted average as soon as practicable after such determination is made. None of the foregoing provisions shall affect the right of a Holder of Preferred Stock to exchange its Preferred Stock into Parent Common Shares pursuant to Section 6.1 prior to the effective time of such Capital Reorganization.  Notwithstanding Sections 6.6.1 to 6.6.4, no adjustment to the Exchange Price shall be made for any Capital Reorganization to the extent shares, securities or other property or assets become the Reference Property receivable upon exchange of Preferred Stock.

6.6.6. Notwithstanding anything herein to the contrary, no adjustment under this Section 6.6 need be made to the Exchange Price unless such adjustment would require an increase or decrease of at least $0.01.  Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, if any, which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least $0.01 of the Exchange Price.

6.6.7. Notwithstanding any other provisions of this Section 6.6, rights or warrants distributed by the Parent to holders of Parent Common Shares, in their capacity as holders of Parent Common Shares, entitling the holders thereof to subscribe for or purchase shares of the Parent's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"): (A) are deemed to be transferred with such shares of Parent Common Shares; (B) are not exercisable; and (C) are also issued in respect of future issuances of Parent Common Shares, shall be deemed not to have been distributed for purposes of this Section 6.6 (and no adjustment to the Exchange Price under this Section 6.6 will be required) until the occurrence of the earliest Trigger Event, whereupon such rights and warrants shall be deemed to have been distributed and an appropriate adjustment (if any is required) to the Exchange Price shall be made under Section 6.6.2.  In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event with respect thereto that was counted for purposes of calculating a distribution amount for which an adjustment to an Exchange Price under this Section 6.6 was made, (1) in the case of any such rights or warrants that shall all have been redeemed or repurchased without exercise by any holders thereof, such Exchange Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder or holders of Parent Common Shares with respect to such rights or warrants (assuming such holder had retained such rights or warrants), made to all holders of Parent Common Shares as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants that shall have expired or been terminated without exercise thereof, such Exchange Price shall be readjusted as if such expired or terminated rights and warrants had not been issued.  To the extent that the Parent has a rights plan or agreement in effect upon exchange of the Preferred Stock, which rights plan provides for rights or warrants of the type described in this clause, then upon exchange of Preferred Stock the Holder will receive, in addition to the Parent Common Shares to which he is entitled, a corresponding number of rights in accordance with the rights plan, unless a Trigger Event has occurred and the adjustments to the Exchange Price with respect thereto have been made in accordance with the foregoing.  In lieu of any such adjustment, the Parent may amend such applicable stockholder rights plan or agreement to provide that upon exchange of the Preferred Stock the Holders will receive, in addition to the Parent Common Shares issuable upon such exchange, the rights that would have attached to such Parent Common Shares if the Trigger Event had not occurred under such applicable stockholder rights plan or agreement.

6.6.8. The Company reserves the right to make such reductions in the Exchange Price in addition to those required in the foregoing provisions as it considers advisable in order that any event treated for federal income tax purposes as a dividend of stock or stock rights will not be taxable to the recipients.  In the event the Company elects to make such a reduction in the Exchange Price, the Company shall comply with the requirements of Rule 14e-1 under the Exchange Act, and any other securities laws and regulations thereunder if and to the extent that such laws and regulations are applicable in connection with the reduction of the Exchange Price.

6.7 Notwithstanding anything to the contrary in Section 6.6, if the Holders are (i) entitled to participate in a distribution or transaction to which Section 6.6.2 applies as if they held a number of shares of Parent Common Shares issuable upon exchange of the Preferred Stock immediately prior to such event, without having to exchange their shares of Preferred Stock, or (ii) entitled to participate in a distribution or transaction to which Section 6.6.4 applies in proportion to their holdings of Parent Common Shares on an as exchanged basis, then for purposes of determining the Exchange Price pursuant to Section 6.6.2 or Section 6.6.4 both the number of Parent Common Shares issued or issuable in such transaction or distribution and the aggregate price or consideration received by the Company shall be reduced by multiplying such number, price or consideration by a fraction equal to (A) the aggregate amount of consideration paid by those Holders of Preferred Stock who actually elect to exercise any rights, options, or warrants, distributed to them in such distribution or transaction or to purchase Parent Common Shares or securities convertible or exchangeable into Parent Common Shares, divided by (B) the aggregate consideration that would have been paid by all Holders of Preferred Stock if such Holders had elected to fully participate in such distribution or transaction.

6.8 If the Company shall take a record of the holders of its Parent Common Shares for the purpose of entitling them to receive a dividend or other distribution, and shall thereafter (and before the dividend or distribution has been paid or delivered to stockholders) abandon its plan to pay or deliver such dividend or distribution, then thereafter no adjustment in any Exchange Price then in effect shall be required by reason of the taking of such record.

6.9 Upon any increase or decrease in the Exchange Price, then, and in each such case, the Company promptly shall deliver to each Holder a certificate signed by an Officer, setting forth in reasonable detail the event requiring the adjustment and the method by which such adjustment was calculated and specifying the increased or decreased Exchange Price then in effect following such adjustment.

6.10 The delivery of certificates for Parent Common Shares upon the exchange of shares of Preferred Stock and the delivery of any Ownership Notice, whether at the request of a Holder or upon the exchange of shares of Preferred Stock, shall each be made without charge to the Holder or recipient of shares of Preferred Stock for such certificates or Ownership Notice or for any tax in respect of the issuance or delivery of such certificates or the securities represented thereby or such Ownership Notice or the securities identified therein, and such certificates or Ownership Notice shall be delivered in the respective names of, or in such names as may be directed by, the applicable Holder; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the delivery of any such certificate in a name other than that of the Holder of the shares of the relevant Preferred Stock and the Company shall not be required to deliver any such certificate or Ownership Notice unless or until the Person or Persons requesting the delivery thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

6.11 Exchange Caps

6.11.1. No shares of Preferred Stock may be exchanged pursuant to Section 6.1 or Section 6.3 if and to the extent that, as a result of the delivery to the Holder of Parent Common Shares upon such exchange such Holder would beneficially own in excess of 19.99% of the number of Parent Common Shares outstanding immediately after giving effect to such exchange (such limit, the "Beneficial Ownership Exchange Cap").  For purposes of the foregoing sentence, the aggregate number of Parent Common Shares beneficially owned by such Holder shall include, in addition to Common Shares beneficially owned, the number of Parent Common Shares deliverable upon exchange of the Preferred Stock with respect to which the determination of such sentence is being made, but shall exclude Parent Common Shares which would be deliverable upon (i) exchange of the remaining, unexchanged portion of the Preferred Stock beneficially owned by such Holder and (ii) exercise, conversion or exchange of the unexercised, unconverted or unexchanged portion of any other securities exercisable, convertible or exchangeable into Parent Common Shares beneficially owned by such Holder (including, without limitation, any exchangeable notes or exchangeable preferred stock or warrants) subject to a limitation on conversion, exercise or exchange analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this Section 6.11.1, beneficial ownership shall be calculated in accordance with Rule 13d-3 (without giving any effect to paragraph (b) of Rule 13d-3) and Rule 13d-5 under the Exchange Act.  Any purported delivery of Parent Common Shares upon exchange of Preferred Stock shall be void and have no effect if such delivery would result in the applicable Holder becoming the beneficial owner of more than the Beneficial Ownership Exchange Cap.

6.11.2. No shares of Preferred Stock may be exchanged pursuant to Section 6.1 or Section 6.3 if and to the extent that, as a result of the delivery to the Holder of Parent Common Shares upon such exchange such Holder would become the Beneficial Owner of the number of Voting Shares in excess of the Rights Plan Exchange Cap.

6.11.3. If the number of Parent Common Shares into which shares of Preferred Stock have been exchanged in accordance with both the Certificate of Incorporation and any Optional Parent Put Right (the "Issued Amount") exceed the Make Whole Issuable Maximum, then the Change of Control Redemption Premium shall thereafter be zero dollars ($0.00).

6.11.4. If any shares of Preferred Stock are redeemed pursuant to Section 8.2 at a Change of Control Redemption Price in which the Change of Control Redemption Premium is greater than zero dollars ($0.00), in the event that any shares of Preferred Stock are subsequently exchanged into Parent Common Shares pursuant to Section 6.1 or Section 6.3, the number of Parent Common Shares into which such shares of Preferred Stock may be exchanged shall not exceed the amount equal to (i) the Make Whole Issuable Maximum less (ii) the Issued Amount (such limit, the "Post CoC Exchange Cap", together with the Beneficial Ownership Exchange Cap, the "Exchange Cap").

6.12 Any shares of Parent Common Shares delivered pursuant to this Section 6 shall be validly issued, fully paid and non-assessable (except as such non-assessability may be affected by matters of any provincial, state or federal law), free and clear of any liens, claims, rights or encumbrances other than those arising under by law or the Certificate of Incorporation or created by the Holders thereof.

7. Redemption.

7.1 On or after the first Business Day that is five years after the Issue Date, the Company shall have the right, subject to applicable law, to redeem all but not less than all shares of Preferred Stock from any source of funds legally available for such purpose.  Any redemption by the Company pursuant to this Section 7 shall be subject to compliance with the provisions of the Senior Debt Agreements and any other agreements governing the Company's and the Parent's future or existing outstanding indebtedness.  Any such redemption shall occur on a date set by the Company on not less than thirty (30) days' notice to the Holders (the "Optional Redemption Date").  Notwithstanding anything to the contrary in this Section 7.1, a Holder may exercise an Optional Parent Put Right after receipt of an Optional Redemption Notice, provided the Optional Parent Put Exchange Date precedes the Optional Redemption Date by at least three (3) Business Days.  Upon the exchange of shares of Preferred Stock pursuant to such Optional Parent Put Right, such Optional Redemption Notice shall be rendered void in respect of such shares.

7.2 Subject to applicable law, the Company shall effect any such redemption pursuant to this Section 7 by paying cash for each share of Preferred Stock to be redeemed in an amount equal to the Liquidation Preference (including, for the avoidance of doubt, any Accrued Dividends added to the Liquidation Preference in accordance with Section 3.6.1) plus the Accumulated Cash Dividends (if any) (such amount, the "Optional Redemption Price").

7.3 The Company shall give notice of its election to redeem the Preferred Stock pursuant to this Section 7 to the Holders of Preferred Stock as such Holders' names appear (as of the close of business on the Business Day next preceding the day on which notice is given) on the books of the Transfer Agent at the address of such Holders shown therein.  Such notice (the "Optional Redemption Notice") shall state: (i) the Optional Redemption Date, (ii) the number of shares of Preferred Stock to be redeemed from such Holder, (iii) the Optional Redemption Price, and (iv) the place where any shares of Preferred Stock in certificated form are to be redeemed and shall be presented and surrendered for payment of the Optional Redemption Price therefor.

7.4 If the Company gives the Optional Redemption Notice, the Company shall deposit with or otherwise make available to the Paying Agent funds sufficient to redeem the shares of Preferred Stock, no later than the open of business on the Optional Redemption Date, and the Company shall give the Paying Agent instructions and authority to pay the Optional Redemption Price to the Holders to be redeemed upon surrender or deemed surrender of the Certificates therefor as set forth in the Optional Redemption Notice.  If the Optional Redemption Notice shall have been given, then from and after the Optional Redemption Date, unless the Company defaults in providing funds sufficient for such redemption at the time and place specified for payment pursuant to the Optional Redemption Notice, all dividends on such shares of Preferred Stock to be redeemed shall cease to accrue and all other rights with respect to the shares of Preferred Stock to be redeemed, including the rights, if any, to receive notices, will terminate, except only the rights of Holders thereof to receive the Optional Redemption Price.  The Company shall be entitled to receive from the Paying Agent the interest income, if any, earned on any such funds deposited with the Paying Agent (to the extent that such interest income is not required to pay the Optional Redemption Price of the shares of Preferred Stock to be redeemed), and the holders of any shares of Preferred Stock so redeemed shall have no claim to any such interest income.  Any funds deposited with the Paying Agent hereunder by the Company for any reason, including redemption of shares of Preferred Stock, that remain unclaimed or unpaid after two years after the Optional Redemption Date or other payment date, shall be, to the extent permitted by applicable law, repaid to the Company upon its written request, after which repayment the Holders entitled to such redemption or other payment shall have recourse only to the Company.

8. Change of Control.

8.1 In the event of a Change of Control, or other merger, amalgamation, consolidation or similar transaction in which all or any material portion of the consideration to be paid to the holders of the Parent Common Shares is equity in the surviving or successor entity, the Company shall use its reasonable efforts to structure the transaction so the Holders have the option to exchange their outstanding shares of Preferred Stock upon such Change of Control, for securities in the surviving or successor entity that have the same rights, preferences and privileges as the Preferred Stock, as appropriately adjusted to account for the Change of Control or other merger, amalgamation, consolidation or similar transaction.

8.2 The Company shall give notice to the Holders of a Change of Control no later than ten Business Days prior to the anticipated effective date (as determined in good faith by the Company) of such Change of Control or, if not practicable, as soon as reasonably practicable but in any event no later than five Business Days after the Company becomes aware of such Change of Control.  In the event of a Change of Control, the Company or a third party with the prior written consent of the Company (such party, as applicable, the "Redeeming Party") shall, in compliance with applicable law and within fifteen (15) days following the effective date of a Change of Control, make an offer to each Holder to redeem all of such Holder's outstanding Preferred Stock.  Any such redemption shall occur on a date set by the Redeeming Party in its sole discretion, but no later than thirty (30) days after consummation of the Change of Control (the "Change of Control Redemption Date").  Notwithstanding anything to the contrary herein, the Change of Control Redemption Date may be on the date of the Change of Control, and any redemption pursuant to this Section 8 may be made simultaneously with the Change of Control.  Holders acknowledge and agree that under the terms of the Senior Debt Agreements (as such senior debt agreement may be amended, restated, refinanced, replaced, converted, exchanged or otherwise modified from time to time) and any other debt instruments of the Company or the Parent that restrict, limit or condition the ability of the Company to redeem stock and for so long as such restrictive terms continue or have not been waived by the applicable lenders or holders thereunder, upon any redemption of the shares of Preferred Stock pursuant to this Section 8, the loans and other debt obligations that are accrued and payable under any such credit agreements or debt instruments will, in each case, to the extent required to be repaid prior to such redemption of the Preferred Stock, be repaid (and any commitments and any outstanding letters of credit thereunder will be terminated) prior to such redemption of the Preferred Stock and the restrictions on the redemption of the shares of Preferred Stock and the obligations of the Company under the Second Lien Indenture will apply, including, without limitation, any Change of Control Offer (as defined in the Second Lien Indenture) required by the terms of the Second Lien Indenture.  For the avoidance of doubt, the preceding sentence shall not be deemed to be a waiver by any Holder of its right to receive from the Company and/or its successor the cash associated with such redemption.

8.3 Subject to applicable law, the Redeeming Party shall effect any such redemption pursuant to this Section 8 by paying cash for each share of Preferred Stock to be redeemed in an amount (such amount, the "Change of Control Redemption Price") equal to the greater of (i) the sum of the Liquidation Preference as at the Change of Control Redemption Date plus the Change of Control Redemption Premium plus the Accumulated Cash Dividends as at the Change of Control Redemption Date, and (ii) either (A) in the case of a Change of Control that constitutes a Capital Reorganization in which the Parent Common Shares are not converted or exchanged solely for cash, the cash amount equal to the product of the Exchange Rate as at the Change of Control Redemption Date multiplied by the Closing Sale Price of the Parent Common Shares on the Trading Day immediately prior to the effective date of such Capital Reorganization or, (B) in any other case, the cash amount that a holder of a number of Parent Common Shares equal to the Exchange Rate as at the Change of Control Redemption Date would have received in such Change of Control.

8.4 The Redeeming Party shall give notice of such redemption offer to the Holders as such Holders' names appear (as of the close of business on the Business Day next preceding the day on which notice is given) on the books of the Transfer Agent at the address of such Holders shown therein.  Such notice (the "Change of Control Redemption Notice") shall state: (i) the Change of Control Redemption Date, (ii) the Change of Control Redemption Price and (iii) the place where any shares of Preferred Stock in certificated form are to be redeemed and shall be presented and surrendered for payment of the Change of Control Redemption Price therefor.

8.5 If the Redeeming Party gives a Change of Control Redemption Notice, the Redeeming Party shall deposit with the Paying Agent funds sufficient to redeem the shares of Preferred Stock as to which such Change of Control Redemption Notice shall have been given, no later than the open of business on the Change of Control Redemption Date, and the Redeeming Party shall give the Paying Agent irrevocable instructions and authority to pay the applicable Change of Control Redemption Price to the Holders to be redeemed upon surrender or deemed surrender of the Certificates therefor as set forth in the Change of Control Redemption Notice.

9. Events of Noncompliance.

9.1 If an Event of Noncompliance has occurred and is continuing, the Dividend Rate shall increase immediately by an increment of 1 percentage point. Thereafter, until such time as no Event of Noncompliance exists, the Dividend Rate shall increase automatically at the end of each succeeding 90-day period by an additional increment of 1 percentage point(s) (but in no event shall the Dividend Rate increase more than 5 percentage points hereby). Any increase of the Dividend Rate resulting from the operation of this subparagraph shall terminate as of the close of business on the date on which no Event of Noncompliance exists, subject to subsequent increases pursuant to this paragraph.  Notwithstanding the foregoing, the Dividend Rate will only be subject to an increase as contemplated by this Section 9.1 if the Parent or Company, as applicable, fails to cure such Event of Noncompliance within thirty (30) days of (i) in the case of an Event of Noncompliance arising from clause (c) of the definition thereof, the first date on which the Parent or Company acquires actual knowledge of the occurrence of such event or receives written notice from Holders representing a majority of the Preferred Stock outstanding of such occurrence, or (ii) in all other cases, the date of occurrence of the Event of Noncompliance.

9.2 If any Event of Noncompliance exists, each Holder shall also have any other rights which such Holder is entitled to under any contract or agreement at any time and any other rights which such holder may have pursuant to applicable law.

10. No Fractional Shares. No fractional shares of Parent Common Shares or securities representing fractional shares of Parent Common Shares shall be delivered upon exchange, whether voluntary or mandatory, or in respect of dividend payments made in Parent Common Shares on the Preferred Stock.  Instead, the Company may elect to either make a cash payment to each Holder that would otherwise be entitled to a fractional share (based on the Closing Sale Price of such fractional share determined as of the Trading Day immediately prior to the payment thereof) or, in lieu of such cash payment, round up to the next whole share the number of shares of Parent Common Shares to be delivered to any particular Holder upon exchange.

11. Uncertificated Shares; Certificated Shares.

11.1 Uncertificated Shares.

11.1.1. Form. The shares of Preferred Stock may be in uncertificated, book entry form as permitted by the bylaws of the Company and applicable law.  Within a reasonable time after the delivery or transfer of uncertificated shares, the Company shall send to the registered owner thereof an Ownership Notice.

11.1.2. Transfer. Transfers of Preferred Stock held in uncertificated, book-entry form shall be made only upon the transfer books of the Company kept at an office of the Transfer Agent upon receipt of proper transfer instructions from the registered owner of such uncertificated shares, or from a duly authorized attorney or from an individual presenting proper evidence of succession, assignment or authority to transfer the stock.  The Company may refuse any requested transfer until furnished evidence satisfactory to it that such transfer is proper.

11.1.3. Legends.

(A) Each Ownership Notice issued with respect to a share of Preferred Stock shall bear a legend in substantially the form included in Exhibit G hereto.

(B) Each Ownership Notice delivered with respect to a Parent Common Share delivered upon the exchange of Preferred Stock shall bear a legend substantially in the form:

"THE SECURITIES IDENTIFIED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION."

11.2 Certificated Shares.

11.2.1. Form and Dating. Unless requested in writing by a Holder to the Company, Preferred Stock shall be in certificated form ("Certificated Preferred Stock"), and the Preferred Stock certificate and the Transfer Agent's certificate of authentication shall be substantially in the form set forth in Exhibit G, which is hereby incorporated in and expressly made a part of the Certificate of Incorporation.  The Preferred Stock certificate may have notations, legends or endorsements required by applicable law, stock exchange rules, agreements to which the Company is subject, if any, or usage; provided that any such notation, legend or endorsement is in a form acceptable to the Company.  Each Preferred Stock certificate shall be dated the date of its authentication.

11.2.2. Execution and Authentication. Two Officers shall sign each Preferred Stock certificate for the Company by manual or facsimile signature.

If an Officer whose signature is on a Preferred Stock certificate no longer holds that office at the time the Transfer Agent authenticates the Preferred Stock certificate, the Preferred Stock certificate shall be valid nevertheless.

A Preferred Stock certificate shall not be valid until an authorized signatory of the Transfer Agent manually or by facsimile signs the certificate of authentication on the Preferred Stock certificate.  The signature shall be conclusive evidence that the Preferred Stock certificate has been authenticated under the Certificate of Incorporation.

The Transfer Agent shall authenticate and deliver certificates for shares of Preferred Stock for original issue upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company.  Such order shall specify the number of shares of Preferred Stock to be authenticated and the date on which the original issue of the Preferred Stock is to be authenticated.

The Transfer Agent may appoint an authenticating agent reasonably acceptable to the Company to authenticate the certificates for the Preferred Stock.  Unless limited by the terms of such appointment, an authenticating agent may authenticate certificates for the Preferred Stock whenever the Transfer Agent may do so.  Each reference in the Certificate of Incorporation to authentication by the Transfer Agent includes authentication by such agent.  An authenticating agent has the same rights as the Transfer Agent or agent for service of notices and demands.

11.2.3. Transfer and Exchange. When Certificated Preferred Stock is presented to the Transfer Agent with a request to register the transfer of such Certificated Preferred Stock or to exchange such Certificated Preferred Stock for an equal number of shares of Certificated Preferred Stock, the Transfer Agent shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Preferred Stock surrendered for transfer or exchange:

(A) shall be duly endorsed or accompanied by a written instrument of transfer in form reasonably satisfactory to the Company and the Transfer Agent, duly executed by the Holder thereof or its attorney duly authorized in writing; and

(B) is being transferred or exchanged pursuant to subclause (I) or (II) below, and is accompanied by the following additional information and documents, as applicable:

(I) if such Certificated Preferred Stock is being delivered to the Transfer Agent by a Holder for registration in the name of such Holder, without transfer, a certification from such Holder to that effect in substantially the form of Exhibit I hereto; or

(II) if such Certificated Preferred Stock is being transferred to the Company or to a "qualified institutional buyer" in accordance with Rule 144A under the Securities Act or pursuant to another exemption from registration under the Securities Act, (i) a certification to that effect (in substantially the form of Exhibit I hereto) and (ii) if the Company so requests, an opinion of counsel or other evidence reasonably satisfactory to it as to the compliance with the restrictions set forth in the legend set forth in Section 11.2.4.

11.2.4. Legends.

(A) Each certificate evidencing Certificated Preferred Stock shall bear a legend in substantially the following form included in Exhibit G hereto.

(B) Each certificate evidencing Parent Common Shares delivered upon the exchange of Preferred Stock shall bear a legend in substantially the following form:

"THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS.  NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAYBE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION."

(C) Upon any sale or transfer of a Transfer Restricted Security held in certificated form pursuant to Rule 144 under the Securities Act or another exemption from registration under the Securities Act or an effective registration statement under the Securities Act, the Transfer Agent shall permit the Holder thereof to exchange such Transfer Restricted Security for Certificated Preferred Stock or certificated Parent Common Shares that does not bear a restrictive legend and rescind any restriction on the transfer of such Transfer Restricted Security.

11.2.5. Replacement Certificates. If any of the Preferred Stock certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and in substitution for and upon cancellation of the mutilated Preferred Stock certificate, or in lieu of and substitution for the Preferred Stock certificate lost, stolen or destroyed, a new Preferred Stock certificate of like tenor and representing an equivalent amount of shares of Preferred Stock, but only upon receipt of evidence of such loss, theft or destruction of such Preferred Stock certificate and indemnity, if requested, satisfactory to the Company and the Transfer Agent.

11.2.6. Cancellation. In the event the Company shall purchase or otherwise acquire Certificated Preferred Stock, the same shall thereupon be delivered to the Transfer Agent for cancellation.  The Transfer Agent and no one else shall cancel and destroy all Preferred Stock certificates surrendered for transfer, exchange, replacement or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Transfer Agent to deliver canceled Preferred Stock certificates to the Company.  The Company may not issue new Preferred Stock certificates to replace Preferred Stock certificates to the extent they evidence Preferred Stock which the Company has purchased or otherwise acquired.

11.3 Certain Obligations with Respect to Transfers and Exchanges of Preferred Stock.

11.3.1. To permit registrations of transfers and exchanges, the Company shall execute and the Transfer Agent shall authenticate Certificated Preferred Stock as required pursuant to the provisions of this Section 11.

11.3.2. All shares of Preferred Stock, whether or not Certificated Preferred Stock, issued upon any registration of transfer or exchange of such shares of Preferred Stock shall be the valid obligations of the Company, entitled to the same benefits under the Certificate of Incorporation as the shares of Preferred Stock surrendered upon such registration of transfer or exchange.

11.3.3. Prior to due presentment for registration of transfer of any shares of Preferred Stock, the Transfer Agent and the Company may deem and treat the Person in whose name such shares of Preferred Stock are registered as the absolute owner of such Preferred Stock and neither the Transfer Agent nor the Company shall be affected by notice to the contrary.

11.3.4. No service charge shall be made to a Holder for any registration of transfer or exchange of any Preferred Stock or Parent Common Shares delivered upon the exchange thereof on the transfer books of the Company or the Transfer Agent or upon surrender of any Preferred Stock certificate or Parent Common Shares certificate at the office of the Transfer Agent maintained for that purpose.  However, the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Preferred Stock or Parent Common Shares if the Person receiving shares in connection with such transfer or exchange is not the holder thereof.

11.3.5. No Obligation of the Transfer Agent. The Transfer Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under the Certificate of Incorporation or under applicable law with respect to any transfer of any interest in any Preferred Stock other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of the Certificate of Incorporation, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

12. Miscellaneous.

12.1 With respect to any notice to a Holder required to be provided hereunder, neither failure to mail such notice, nor any defect therein or in the mailing thereof, to any particular Holder shall affect the sufficiency of the notice or the validity of the proceedings referred to in such notice with respect to the other Holders or affect the legality or validity of any vote upon any such action (assuming due and proper notice to such other Holders).  Any notice which was mailed in the manner herein provided shall be conclusively presumed to have been duly given whether or not the Holder receives the notice.

12.2 Shares of Preferred Stock that have been issued and reacquired by the Company in any manner, including shares of Preferred Stock purchased or redeemed or exchanged or converted, shall (upon compliance with any applicable provisions of the laws of Delaware) upon such reacquisition be automatically cancelled by the Company and shall not be reissued.

12.3 The shares of Preferred Stock shall be issuable only in whole shares.

12.4 All notice periods referred to herein shall commence: (i) when made, if made by hand delivery, and upon confirmation of receipt, if made by facsimile; (ii) one Business Day after being deposited with a nationally recognized next-day courier, postage prepaid; or (iii) three Business Days after being by first-class mail, postage prepaid.  Notice to any Holder shall be given to the registered address set forth in the Company's records for such Holder.

12.5 Any payments required to be made hereunder on any day that is not a Business Day shall be made on the next succeeding Business Day without interest or additional payment for such delay.  All payments required hereunder shall be made by wire transfer of immediately available funds in United States Dollars to the Holders in accordance with the payment instructions as such Holders may deliver by written notice to the Company from time to time.

12.6 Notwithstanding anything to the contrary herein, whenever the Board of Directors is permitted or required to determine fair market value, such determination shall be made in good faith.

12.7 Except as set forth in Section 4.2.2 and in the Engaged Capital Investor Rights Agreement and the Oaktree Amended and Restated Investor Rights Agreement, the Holders shall have no preemptive or preferential rights to purchase or subscribe to any stock, obligations, warrants or other securities of the Company of any class.

FIFTH:  Subject to any additional vote required by the certificate of incorporation or bylaws of the Company, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, repeal, alter, amend and rescind any or all of the bylaws of the Company.

SIXTH:  Subject to the certificate of incorporation of the Company, the number of directors of the Company shall be determined in the manner set forth in the bylaws of the Company.

SEVENTH:  Elections of directors need not be by written ballot unless the bylaws of the Company shall so provide.

EIGHTH:  Meetings of stockholders may be held within or without the State of Delaware, as the bylaws of the Company may provide.  The books of the Company may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the bylaws of the Company.

NINTH:  To the fullest extent permitted by law, a director of the Company shall not be personally liable to the Company or its stockholders for monetary damages for breach of fiduciary duty as a director.  If the General Corporation Law or any other law of the State of Delaware is amended after approval by the stockholders of this Article Ninth to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Company shall be eliminated or limited to the fullest extent permitted by the General Corporation Law as so amended.

Any repeal or modification of the foregoing provisions of this Article Ninth by the stockholders of the Company shall not adversely affect any right or protection of a director of the Company existing at the time of, or increase the liability of any director of the Company with respect to any acts or omissions of such director occurring prior to, such repeal or modification.

TENTH:  The following indemnification provisions shall apply to the persons enumerated below.

1. Right to Indemnification of Directors and Officers.  The Company shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an "Indemnified Person") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "Proceeding"), by reason of the fact that such person, or a person for whom such person is the legal representative, is or was a director or officer of the Company or, while a director or officer of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys" fees) reasonably incurred by such Indemnified Person in such Proceeding.  Notwithstanding the preceding sentence, except as otherwise provided in Section 3 of this Article Tenth, the Company shall be required to indemnify an Indemnified Person in connection with a Proceeding (or part thereof) commenced by such Indemnified Person only if the commencement of such Proceeding (or part thereof) by the Indemnified Person was authorized in advance by the Board of Directors.

2. Prepayment of Expenses of Directors and Officers.  The Company shall pay the expenses (including attorneys' fees) incurred by an Indemnified Person in defending any Proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the Proceeding shall be made only upon receipt of an undertaking by the Indemnified Person to repay all amounts advanced if it should be ultimately determined that the Indemnified Person is not entitled to be indemnified under this Article Tenth or otherwise.

3. Claims by Directors and Officers.  If a claim for indemnification or advancement of expenses under this Article Tenth is not paid in full within thirty (30) days after a written claim therefor by the Indemnified Person has been received by the Company, the Indemnified Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.  In any such action the Company shall have the burden of proving that the Indemnified Person is not entitled to the requested indemnification or advancement of expenses under applicable law.

4. Indemnification of Employees and Agents.  The Company may indemnify and advance expenses to any person who was or is made or is threatened to be made or is otherwise involved in any Proceeding by reason of the fact that such person, or a person for whom such person is the legal representative, is or was an employee or agent of the Company or, while an employee or agent of the Company, is or was serving at the request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, limited liability company, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such person in connection with such Proceeding.  The ultimate determination of entitlement to indemnification of persons who are non-director or officer employees or agents shall be made in such manner as is determined by the Board of Directors in its sole discretion.  Notwithstanding the foregoing sentence, the Company shall not be required to indemnify a person in connection with a Proceeding initiated by such person if the Proceeding was not authorized in advance by the Board of Directors.

5. Advancement of Expenses of Employees and Agents.  The Company may pay the expenses (including attorneys' fees) incurred by an employee or agent in defending any Proceeding in advance of its final disposition on such terms and conditions as may be determined by the Board of Directors.

6. Non-Exclusivity of Rights.  The rights conferred on any person by this Article Tenth shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Company's certificate of incorporation, the Company's bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

7. Other Indemnification.  The Company's obligation, if any, to indemnify any person who was or is serving at its request as a director, officer or employee of another Company, partnership, limited liability company, joint venture, trust, organization or other enterprise shall be reduced by any amount such person may collect as indemnification from such other Company, partnership, limited liability company, joint venture, trust, organization or other enterprise.

8. Insurance.  The Board of Directors may, to the full extent permitted by applicable law as it presently exists, or may hereafter be amended from time to time, authorize an appropriate officer or officers to purchase and maintain at the Company's expense insurance:  (a) to indemnify the Company for any obligation which it incurs as a result of the indemnification of directors, officers and employees under the provisions of this Article Tenth; and (b) to indemnify or insure directors, officers and employees against liability in instances in which they may not otherwise be indemnified by the Company under the provisions of this Article Tenth.

9. Amendment or Repeal.  Any repeal or modification of the foregoing provisions of this Article Tenth shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.  The rights provided hereunder shall inure to the benefit of any Indemnified Person and such person's heirs, executors and administrators.

*    *    *

3. That the foregoing amendment and restatement was approved by the sole stockholder of the corporation entitled to vote on such action, representing all of the outstanding shares of the corporation voting in favor of the amendment, in accordance with Section 228 of the General Corporation Law.

4. That this Second Amended and Restated Certificate of Incorporation, which restates and integrates and further amends the provisions of the Company's certificate of incorporation, has been duly adopted in accordance with Sections 242 and 245 of the General Corporation Law.

[Signature page follows]

IN WITNESS WHEREOF, this Second Amended and Restated Certificate of Incorporation has been executed by a duly authorized officer of the Company on this ____ day of April, 2020.

By:____________________________________
Name: _________________________________

Title: __________________________________

EXHIBIT A

FORM OF PREFERRED STOCK FACE OF SECURITY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS.  NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAYBE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SUNOPTA FOODS INC. (THE "COMPANY") (AS FURTHER AMENDED AND RESTATED FROM TIME TO TIME, THE "CHARTER"), THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK OR MORE THAN ONE SERIES OF ANY CLASS AND THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.  THE SHARES EVIDENCED BY THIS NOTICE ARE SUBJECT TO THE OBLIGATIONS AND RESTRICTIONS STATED IN, AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH, THE PROVISIONS OF THE CHARTER.  THE TERMS OF THE CHARTER ARE HEREBY INCORPORATED INTO THIS CERTIFICATE BY REFERENCE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Series A Preferred Stock
of
SUNOPTA FOODS INC.

SUNOPTA FOODS INC., a Delaware corporation (the "Company"), hereby certifies that ■ (the "Holder") is the registered owner of ■ fully paid and non-assessable shares of preferred stock, par value $0.001 per share, of the Company designated as the Series A Preferred Stock (the "Preferred Stock").  The shares of Preferred Stock are transferable on the books and records of the Transfer Agent, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.  The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Certificate of Incorporation of the Company, as the same may be amended from time to time (the "Certificate of Incorporation").  Capitalized terms used herein but not defined shall have the meaning given them in the Certificate of Incorporation.  The Company will provide a copy of the Certificate of Incorporation to a Holder without charge upon written request to the Company at its principal place of business.

Reference is hereby made to select provisions of the Preferred Stock set forth on the reverse hereof, and to the Certificate of Incorporation, which select provisions and the Certificate of Incorporation shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Certificate of Incorporation and is entitled to the benefits thereunder.

Unless the Transfer Agent's Certificate of Authentication hereon has been properly executed, these shares of Preferred Stock shall not be entitled to any benefit under the Certificate of Incorporation or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has executed this certificate this ■ day of ■, 2016.

SUNOPTA FOODS INC.

By:
Name: ■
Title: ■
By:
Name: ■
Title: ■

TRANSFER AGENT'S CERTIFICATE OF AUTHENTICATION

These are shares of the Preferred Stock referred to in the within-mentioned Certificate of Incorporation.

Dated: ■

■, as Transfer agent,

By
Authorized Signatory

REVERSE OF SECURITY

Dividends on each share of Preferred Stock shall be payable, when, as and if declared by the Company's Board of Directors out of legally available funds as provided in the Certificate of Incorporation.

The shares of Preferred Stock shall be exchangeable into the common shares of SunOpta Inc., a company incorporated under the Business Corporations Act (Canada), upon the satisfaction of the conditions and in the manner and according to the terms set forth in the Certificate of Incorporation.

The shares of Preferred Stock may be redeemed by the Company upon the satisfaction of the conditions and in the manner and according to the terms set forth in the Certificate of Incorporation.

The Company will furnish without charge to each holder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock and the qualifications, limitations or restrictions of such preferences and/or rights.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Preferred Stock evidenced hereby to: ■

(Insert assignee's social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints:

agent to transfer the shares of Preferred Stock evidenced hereby on the books of the Transfer Agent.  The agent may substitute another to act for him or her.

Date:■

Signature:■

(Sign exactly as your name appears on the other side of this Preferred Stock Certificate)

Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee:

EXHIBIT B

OWNERSHIP NOTICE

THE SECURITIES IDENTIFIED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS.  NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAYBE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES EVIDENCE, REASONABLY ACCEPTABLE TO IT THAT SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SUNOPTA FOODS INC. (THE "COMPANY") (AS FURTHER AMENDED AND RESTATED FROM TIME TO TIME, THE "CHARTER"),  THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK OR MORE THAN ONE SERIES OF ANY CLASS AND THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.  THE SHARES EVIDENCED BY THIS NOTICE ARE SUBJECT TO THE OBLIGATIONS AND RESTRICTIONS STATED IN, AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH, THE PROVISIONS OF THE CHARTER.  THE TERMS OF THE CHARTER ARE HEREBY INCORPORATED INTO THIS NOTICE BY REFERENCE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

This letter confirms and acknowledges that you are the registered owner of the number and the class or series of shares of capital stock of the Company listed on Schedule A to this letter.

In addition, please be advised that the Company will furnish without charge to each stockholder of the Company who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock, or series thereof, of the Company and the qualifications, limitations or restrictions of such preferences and/or rights, which are fixed by the Charter.  Any such request should be directed to the Secretary of the Company.

The shares of capital stock of the Company have been not been registered under the Securities Act and, accordingly, may not be offered, sold, pledged or otherwise transferred within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an effective registration statement under the Act or an exemption from the registration requirements of the Act.

Dated: ■

■, as Transfer agent

by
Authorized Signatory

EXHIBIT C

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF PREFERRED STOCK

Re: Series A Preferred Stock (the "Preferred Stock") of SunOpta Foods Inc. (the "Company") This Certificate relates to shares of Preferred Stock held by (the "Transferor") in*:

☐ book entry form; or

☐ definitive form.

The Transferor has requested the Transfer Agent by written order to exchange or register the transfer of Preferred Stock.

In connection with such request and in respect of such Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Certificate of Incorporation relating to the above-captioned Preferred Stock and that the transfer of this Preferred Stock does not require registration under the Securities Act of 1933 (the "Securities Act") because *:

☐ such Preferred Stock is being acquired for the Transferor's own account without transfer;

☐ such Preferred Stock is being transferred to the Company;

☐ such Preferred Stock is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A; or

☐ such Preferred Stock is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests).

[INSERT NAME OF TRANSFEROR]

By:

Date: ■

--------------------------

* Please check applicable box.

EXHIBIT D

FORM OF SERIES B-1 PREFERRED STOCK FACE OF SECURITY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS.  NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAYBE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SUNOPTA FOODS INC. (THE "COMPANY"), AS AMENDED (AS FURTHER AMENDED  OR AMENDED AND RESTATED FROM TIME TO TIME, THE "CHARTER"), THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK OR MORE THAN ONE SERIES OF ANY CLASS AND THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.  THE SHARES EVIDENCED BY THIS NOTICE ARE SUBJECT TO THE OBLIGATIONS AND RESTRICTIONS STATED IN, AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH, THE PROVISIONS OF THE CHARTER.  THE TERMS OF THE CHARTER ARE HEREBY INCORPORATED INTO THIS CERTIFICATE BY REFERENCE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Series B-1 Preferred Stock
of
SUNOPTA FOODS INC.

SUNOPTA FOODS INC., a Delaware corporation (the "Company"), hereby certifies that ■ (the "Holder") is the registered owner of ■ fully paid and non-assessable shares of preferred stock, par value $0.001 per share, of the Company designated as the Series B-1 Preferred Stock (the "Preferred Stock").  The shares of Preferred Stock are transferable on the books and records of the Transfer Agent, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.  The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Certificate of Incorporation of the Company, as amended, as the same may be further amended from time to time (the "Certificate of Incorporation").  Capitalized terms used herein but not defined shall have the meaning given them in the Certificate of Incorporation.  The Company will provide a copy of the Certificate of Incorporation to a Holder without charge upon written request to the Company at its principal place of business.

Reference is hereby made to select provisions of the Preferred Stock set forth on the reverse hereof, and to the Certificate of Incorporation, which select provisions and the Certificate of Incorporation shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Certificate of Incorporation and is entitled to the benefits thereunder.

Unless the Transfer Agent's Certificate of Authentication hereon has been properly executed, these shares of Preferred Stock shall not be entitled to any benefit under the Certificate of Incorporation or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has executed this certificate this ■ day of ■, 2020.

SUNOPTA FOODS INC.

By:
Name: ■
Title: ■
By:
Name: ■
Title: ■

TRANSFER AGENT'S CERTIFICATE OF AUTHENTICATION

These are shares of the Preferred Stock referred to in the within-mentioned Certificate of Incorporation.

Dated: ■

■, as Transfer agent,

By
Authorized Signatory

REVERSE OF SECURITY

Dividends on each share of Preferred Stock shall be payable, when, as and if declared by the Company's Board of Directors out of legally available funds as provided in the Certificate of Incorporation.

The shares of Preferred Stock shall be exchangeable into the common shares of SunOpta Inc., a company incorporated under the Business Corporations Act (Canada), upon the satisfaction of the conditions and in the manner and according to the terms set forth in the Certificate of Incorporation.

The shares of Preferred Stock may be redeemed by the Company upon the satisfaction of the conditions and in the manner and according to the terms set forth in the Certificate of Incorporation.

The Company will furnish without charge to each holder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock and the qualifications, limitations or restrictions of such preferences and/or rights.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Preferred Stock evidenced hereby to: ■

(Insert assignee's social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints:

agent to transfer the shares of Preferred Stock evidenced hereby on the books of the Transfer Agent.  The agent may substitute another to act for him or her.

Date:■

Signature:■

(Sign exactly as your name appears on the other side of this Preferred Stock Certificate)

Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee:

EXHIBIT E

OWNERSHIP NOTICE

THE SECURITIES IDENTIFIED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS.  NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAYBE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES EVIDENCE, REASONABLY ACCEPTABLE TO IT THAT SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, OF SUNOPTA FOODS INC. (THE "COMPANY") (AS FURTHER AMENDED OR AMENDED AND RESTATED FROM TIME TO TIME, THE "CHARTER"),  THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK OR MORE THAN ONE SERIES OF ANY CLASS AND THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.  THE SHARES EVIDENCED BY THIS NOTICE ARE SUBJECT TO THE OBLIGATIONS AND RESTRICTIONS STATED IN, AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH, THE PROVISIONS OF THE CHARTER.  THE TERMS OF THE CHARTER ARE HEREBY INCORPORATED INTO THIS NOTICE BY REFERENCE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

This letter confirms and acknowledges that you are the registered owner of the number and the class or series of shares of capital stock of the Company listed on Schedule A to this letter.

In addition, please be advised that the Company will furnish without charge to each stockholder of the Company who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock, or series thereof, of the Company and the qualifications, limitations or restrictions of such preferences and/or rights, which are fixed by the Charter.  Any such request should be directed to the Secretary of the Company.

The shares of capital stock of the Company have been not been registered under the Securities Act and, accordingly, may not be offered, sold, pledged or otherwise transferred within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an effective registration statement under the Act or an exemption from the registration requirements of the Act.

Dated: ■

■, as Transfer agent

by
Authorized Signatory

EXHIBIT F

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF PREFERRED STOCK

Re: Series B-1 Preferred Stock (the "Preferred Stock") of SunOpta Foods Inc. (the "Company") This Certificate relates to shares of Preferred Stock held by (the "Transferor") in*:

☐ book entry form; or

☐ definitive form.

The Transferor has requested the Transfer Agent by written order to exchange or register the transfer of Preferred Stock.

In connection with such request and in respect of such Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Certificate of Incorporation relating to the above-captioned Preferred Stock and that the transfer of this Preferred Stock does not require registration under the Securities Act of 1933 (the "Securities Act") because *:

☐ such Preferred Stock is being acquired for the Transferor's own account without transfer;

☐ such Preferred Stock is being transferred to the Company;

☐ such Preferred Stock is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A; or

☐ such Preferred Stock is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests).

[INSERT NAME OF TRANSFEROR]

By:

Date: ■

--------------------------

* Please check applicable box.

EXHIBIT G

FORM OF SERIES B-2 PREFERRED STOCK FACE OF SECURITY

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS.  NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAYBE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES EVIDENCE REASONABLY ACCEPTABLE TO IT THAT SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SUNOPTA FOODS INC. (THE "COMPANY"), AS AMENDED (AS FURTHER AMENDED  OR AMENDED AND RESTATED FROM TIME TO TIME, THE "CHARTER"), THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK OR MORE THAN ONE SERIES OF ANY CLASS AND THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.  THE SHARES EVIDENCED BY THIS NOTICE ARE SUBJECT TO THE OBLIGATIONS AND RESTRICTIONS STATED IN, AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH, THE PROVISIONS OF THE CHARTER.  THE TERMS OF THE CHARTER ARE HEREBY INCORPORATED INTO THIS CERTIFICATE BY REFERENCE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

Series B-2 Preferred Stock
of
SUNOPTA FOODS INC.

SUNOPTA FOODS INC., a Delaware corporation (the "Company"), hereby certifies that ■ (the "Holder") is the registered owner of ■ fully paid and non-assessable shares of preferred stock, par value $0.001 per share, of the Company designated as the Series B-2 Preferred Stock (the "Preferred Stock").  The shares of Preferred Stock are transferable on the books and records of the Transfer Agent, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer.  The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Stock represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Certificate of Incorporation of the Company, as amended, as the same may be further amended from time to time (the "Certificate of Incorporation").  Capitalized terms used herein but not defined shall have the meaning given them in the Certificate of Incorporation.  The Company will provide a copy of the Certificate of Incorporation to a Holder without charge upon written request to the Company at its principal place of business.

Reference is hereby made to select provisions of the Preferred Stock set forth on the reverse hereof, and to the Certificate of Incorporation, which select provisions and the Certificate of Incorporation shall for all purposes have the same effect as if set forth at this place.

Upon receipt of this certificate, the Holder is bound by the Certificate of Incorporation and is entitled to the benefits thereunder.

Unless the Transfer Agent's Certificate of Authentication hereon has been properly executed, these shares of Preferred Stock shall not be entitled to any benefit under the Certificate of Incorporation or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has executed this certificate this ■ day of ■, 2020.

SUNOPTA FOODS INC.

By:
Name: ■
Title: ■
By:
Name: ■
Title: ■

TRANSFER AGENT'S CERTIFICATE OF AUTHENTICATION

These are shares of the Preferred Stock referred to in the within-mentioned Certificate of Incorporation.

Dated: ■

■, as Transfer agent,

By
Authorized Signatory

REVERSE OF SECURITY

Dividends on each share of Preferred Stock shall be payable, when, as and if declared by the Company's Board of Directors out of legally available funds as provided in the Certificate of Incorporation.

The shares of Preferred Stock shall be exchangeable into the common shares of SunOpta Inc., a company incorporated under the Business Corporations Act (Canada), upon the satisfaction of the conditions and in the manner and according to the terms set forth in the Certificate of Incorporation.

The shares of Preferred Stock may be redeemed by the Company upon the satisfaction of the conditions and in the manner and according to the terms set forth in the Certificate of Incorporation.

The Company will furnish without charge to each holder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock and the qualifications, limitations or restrictions of such preferences and/or rights.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers the shares of Preferred Stock evidenced hereby to: ■

(Insert assignee's social security or tax identification number)

(Insert address and zip code of assignee)

and irrevocably appoints:

agent to transfer the shares of Preferred Stock evidenced hereby on the books of the Transfer Agent.  The agent may substitute another to act for him or her.

Date:■

Signature:■

(Sign exactly as your name appears on the other side of this Preferred Stock Certificate)

Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Transfer Agent, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Transfer Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

Signature Guarantee:

EXHIBIT H

OWNERSHIP NOTICE

THE SECURITIES IDENTIFIED HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS.  NEITHER THESE SECURITIES NOR ANY INTEREST OR PARTICIPATION HEREIN MAYBE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES EVIDENCE, REASONABLY ACCEPTABLE TO IT THAT SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

SUBJECT TO THE TERMS AND CONDITIONS SET FORTH IN THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED, OF SUNOPTA FOODS INC. (THE "COMPANY") (AS FURTHER AMENDED OR AMENDED AND RESTATED FROM TIME TO TIME, THE "CHARTER"),  THE COMPANY IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK OR MORE THAN ONE SERIES OF ANY CLASS AND THE COMPANY WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.  THE SHARES EVIDENCED BY THIS NOTICE ARE SUBJECT TO THE OBLIGATIONS AND RESTRICTIONS STATED IN, AND ARE TRANSFERABLE ONLY IN ACCORDANCE WITH, THE PROVISIONS OF THE CHARTER.  THE TERMS OF THE CHARTER ARE HEREBY INCORPORATED INTO THIS NOTICE BY REFERENCE.

IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE TRANSFER AGENT SUCH CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS.

This letter confirms and acknowledges that you are the registered owner of the number and the class or series of shares of capital stock of the Company listed on Schedule A to this letter.

In addition, please be advised that the Company will furnish without charge to each stockholder of the Company who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock, or series thereof, of the Company and the qualifications, limitations or restrictions of such preferences and/or rights, which are fixed by the Charter.  Any such request should be directed to the Secretary of the Company.

The shares of capital stock of the Company have been not been registered under the Securities Act and, accordingly, may not be offered, sold, pledged or otherwise transferred within the United States or to, or for the account or benefit of, U.S. persons except pursuant to an effective registration statement under the Act or an exemption from the registration requirements of the Act.

Dated: ■

■, as Transfer agent

by
Authorized Signatory

EXHIBIT I

CERTIFICATE TO BE DELIVERED UPON EXCHANGE
OR REGISTRATION OF TRANSFER OF PREFERRED STOCK

Re: Series B-2 Preferred Stock (the "Preferred Stock") of SunOpta Foods Inc. (the "Company") This Certificate relates to shares of Preferred Stock held by (the "Transferor") in*:

☐ book entry form; or

☐ definitive form.

The Transferor has requested the Transfer Agent by written order to exchange or register the transfer of Preferred Stock.

In connection with such request and in respect of such Preferred Stock, the Transferor does hereby certify that the Transferor is familiar with the Certificate of Incorporation relating to the above-captioned Preferred Stock and that the transfer of this Preferred Stock does not require registration under the Securities Act of 1933 (the "Securities Act") because *:

☐ such Preferred Stock is being acquired for the Transferor's own account without transfer;

☐ such Preferred Stock is being transferred to the Company;

☐ such Preferred Stock is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A; or

☐ such Preferred Stock is being transferred in reliance on and in compliance with another exemption from the registration requirements of the Securities Act (and based on an Opinion of Counsel if the Company so requests).

[INSERT NAME OF TRANSFEROR]

By:

Date: ■

--------------------------

* Please check applicable box.